                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                           TOP FIVE STATES       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      29
             NOTES TO FINANCIAL STATEMENTS      35
            REPORT OF INDEPENDENT AUDITORS      43
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      44
     FUND OFFICERS AND IMPORTANT ADDRESSES      45

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    6.13%      5.25%      5.19%
-------------------------------------------------------------------------
One-year total return(2)                  1.10%      1.25%      4.19%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.92%      3.88%      4.12%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.16%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.88%      4.23%(3)    3.71%
-------------------------------------------------------------------------
Commencement date                      12/14/84   05/03/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.48%      3.96%      3.96%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.00%      6.19%      6.19%
-------------------------------------------------------------------------
SEC Yield(6)                              4.66%      4.11%      4.11%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a Federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000.

    The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(September 30, 1990--September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]


                                                                                     LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                                                   is an unmanaged, broad-based statistical
                                                  INSURED TAX FREE INCOME FUND*         composite of municipal bonds.+
                                                  -----------------------------    ---------------------------------------
9/90                                                           9524                              10000
                                                              10043                              10431
                                                              10241                              10667
                                                              10415                              10895
9/91                                                          10760                              11318
                                                              11109                              11698
                                                              11172                              11733
                                                              11617                              12179
9/92                                                          11967                              12502
                                                              12166                              12730
                                                              12644                              13202
                                                              13079                              13634
9/93                                                          13552                              14094
                                                              13665                              14292
                                                              12835                              13508
                                                              12970                              13657
9/94                                                          12985                              13751
                                                              12803                              13553
                                                              13744                              14511
                                                              14007                              14862
9/95                                                          14291                              15289
                                                              15043                              15920
                                                              14708                              15728
                                                              14794                              15849
9/96                                                          15187                              16213
                                                              15591                              16627
                                                              15459                              16588
                                                              15959                              17160
9/97                                                          16420                              17677
                                                              16867                              18157
                                                              17009                              18366
                                                              17255                              18644
9/98                                                          17814                              19218
                                                              17820                              19333
                                                              17909                              19504
                                                              17423                              19160
9/99                                                          17137                              19083
                                                              16925                              18934
                                                              17546                              19489
                                                              17790                              19784
9/00                                                          18188                              20262
                                                                             Fund's Total Return
                                                                             1 Year Total Return 1.10%
                                                                              5 Year Avg. Annual 3.92%
                                                                             10 Year Avg. Annual 6.16%
                                                                           Inception Avg. Annual 7.88%




This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
10/99                                                                      0.0740                             0.0000
11/99                                                                      0.0740                             0.0000
12/99                                                                      0.0740                             0.0046
1/00                                                                       0.0740                             0.0000
2/00                                                                       0.0740                             0.0000
3/00                                                                       0.0740                             0.0000
4/00                                                                       0.0740                             0.0000
5/00                                                                       0.0716                             0.0000
6/00                                                                       0.0716                             0.0000
7/00                                                                       0.0716                             0.0000
8/00                                                                       0.0716                             0.0000
9/00                                                                       0.0716                             0.0000

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--September 30, 2000)

Illinois                                                    22.5%
---------------------------------------------------------------------
Texas                                                        9.0%
---------------------------------------------------------------------
New York                                                     7.8%
---------------------------------------------------------------------
Florida                                                      6.5%
---------------------------------------------------------------------
California                                                   5.8%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
General Purpose                                                            22.60                              13.80
Retail Elec/Gas/Telephone                                                  12.70                               9.30
Health Care                                                                11.20                              16.10
Public Building                                                            10.70                              10.60
Transportation                                                              7.80                               5.60

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN INSURED
TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market.

    Long-term insured municipal bonds were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000 but eased off by month's end, as the yield on the 30-year insured municipal bond rose to about 5.85 percent.

    One of the positive aspects of these trading patterns was the widening of the yield spread between insured municipals and lower-rated, higher-yielding municipals. As investors sensed the market's uncertainty, fewer assets flowed into high-yielding bonds, which are perceived to be more risky. This trend favored the high-quality, insured holdings of the fund, as demand for these securities remained stable, even though overall demand for municipal bonds was down.

    At the same time, supply in the municipal market has been sharply lower, and fewer of the newly issued bonds were insured (just around 42 percent of all new bonds, compared to more than 50 percent a year ago). This lower supply provided some support for prices of insured municipal bonds. Issuance of new municipal debt declined because the strong economy allowed municipalities such as state governments to accumulate sizable budget surpluses, which reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace.

    As of September 30, 2000, the fund achieved a 12-month total return of 6.13 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.17 percent. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. This index does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was fairly stable, having been reduced once during the period. And although the fund's monthly tax-exempt dividend was decreased to $.0716 from $.0740 per Class A share over the past 12 months, its distribution rate stood at 4.48 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.00 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds
entering the primary market, we were forced to be more active in the secondary market. For example, early in 2000, the uncertainty surrounding the Y2K transition created opportunities to buy deeply discounted bonds that had become oversold. We were able to pick up some good values in this segment of the market.

    Strong demand for municipal bonds in California drove those prices up, so we looked for better relative values in other states. At one time, we held more bonds from California than from any other state, but after shifting the fund's assets during the period, Illinois is now the most widely represented state in the portfolio, followed by Texas and New York. Bonds from these states offered broad variety and better yields, so we added them to the fund's holdings.

    In terms of maturities, we have moved into more intermediate-term issues than we had in the past, because the yield opportunities were quite attractive. Rising yields at the short end of the maturity spectrum caused short-term bond prices to fall, which was only a minor damper on the fund's net asset value during the period. Fortunately, the fund had only a small percentage of its assets in bonds with maturities of five years or less.

    We increased the fund's holdings in general-purpose municipal bonds, because we have found that these securities are often backed by revenues generated by some sort of essential service, and during the reporting period they appeared attractive relative to other sectors. At the end of the period, this sector represented approximately 23 percent of long-term investments, up from just 13 percent a year ago. Keep in mind that not all bonds in the portfolio performed favorably, and there is no guarantee that any of these bonds will perform as well or will be held by the portfolio in the future.

Q   WHICH SECTORS OF THE MARKET WERE
    YOU MOST CONCERNED ABOUT?

A   The health-care sector has
struggled, so we were careful to protect the portfolio from excessive exposure to this sector. By the end of the reporting period, we had reduced the fund's holdings in health care to approximately 11 percent of long-term investments, down from roughly 16 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we will remain neutral with respect to interest rates.

    We anticipate that total bond issuance may be stable to lower through year-end 2000, as municipalities continue to be flush with cash and are understandably reluctant to issue new debt or refund outstanding debt at current market rates. We believe that the cost of insuring municipal bonds may be rising, which could further limit the supply of new insured bonds.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objective over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          MUNICIPAL BONDS  93.8%
          ALABAMA  4.0%
$2,250    Alabama St Brd Edl Rev Shelton St Cmnty
          College (MBIA Insd)....................... 6.000%   10/01/14   $    2,373,143
 4,000    Alabama St Pub Sch & College Auth Cap Impt
          (MBIA Insd)............................... 5.250    11/01/05        4,113,880
 1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)..................... 6.750    08/15/17        2,097,402
 1,000    East Central, AL Indl Dev Auth Rev (AMBAC
          Insd)..................................... 5.400    09/01/15          996,610
27,000    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
          (FGIC Insd)............................... 5.375    02/01/36       25,231,770
 5,500    Morgan Cnty Decatur, AL Hlthcare Auth Hosp
          Rev Decatur Genl Hosp Rfdg (Connie Lee
          Insd)..................................... 6.250    03/01/13        5,800,190
 2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
          (FSA Insd)................................ 6.500    04/01/16        2,568,840
 3,000    Orange Beach, AL Wtr Swr & Fire Protection
          Auth Rev (FSA Insd)....................... 5.000    05/15/23        2,715,240
                                                                         --------------
                                                                             45,897,075
                                                                         --------------
          ALASKA  1.0%
 5,000    Alaska St Hsg Fin Corp Genl Mtg Ser A
          (MBIA Insd)............................... 6.000    06/01/49        5,009,300
 1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)... 6.000    09/01/19        1,479,407
 8,000    North Slope Boro, AK Cap Apprec Ser A
          (MBIA Insd)...............................   *      06/30/10        4,844,400
                                                                         --------------
                                                                             11,333,107
                                                                         --------------
          ARIZONA  1.5%
11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
          Insd)..................................... 6.250    09/01/10       11,483,670
 1,800    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg
          (FSA Insd)................................ 7.250    07/15/10        1,896,066

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ARIZONA (CONTINUED)
$1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).......... 6.000%   09/01/12   $    2,000,906
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
          Mem Hosp Ser A Rfdg (AMBAC Insd).......... 6.125    09/01/17        1,838,183
                                                                         --------------
                                                                             17,218,825
                                                                         --------------
          CALIFORNIA  5.5%
 2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
          Redev Agy Pool Rev Ser A (FSA Insd)....... 6.000    12/15/14        3,049,496
 5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
          Ser A (MBIA Insd)......................... 5.650    06/01/15        5,075,300
 3,265    California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd)............. 8.100    03/01/18        3,307,314
 3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)..................................... 6.200    09/01/18        3,148,470
   220    Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI Insd)...... 8.000    07/01/18          221,962
   805    Corona Norco, CA Uni Sch Dist Lease Rev
          Partn Insd Land Acquis Ser A (FSA Insd)... 6.000    04/15/19          851,714
 1,250    Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac
          Refin (FGIC Insd)......................... 6.300    09/01/12        1,296,488
   425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
          Insd)..................................... 6.700    08/01/21          488,155
   265    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.750    08/01/19          280,545
   320    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.800    08/01/22          336,570
   345    Golden West Schs Fin Auth CA Rev Ser A
          Rfdg (MBIA Insd).......................... 5.800    08/01/23          362,354
 6,500    Grossmont, CA Union High Sch Dist Ctfs
          Partn (MBIA Insd).........................   *      11/15/21        1,593,670
 3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
          Leasehold Rev Rfdg (AMBAC Insd)........... 6.000    12/01/16        3,652,005
 5,420    Manteca, CA Redev Agy Tax Alloc Redev Proj
          No 1 Ser A Rfdg (MBIA Insd)............... 6.700    10/01/21        5,734,631
13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
          Proj Area No 1 Rfdg (MBIA Insd)........... 6.250    03/01/19       14,191,827
13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)............... 6.450    07/01/16       13,863,756

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          CALIFORNIA (CONTINUED)
$2,460    Torrance, CA Hosp Rev Torrance Mem Hosp
          Rfdg (MBIA Insd).......................... 6.750%   01/01/12   $    2,481,156
 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)............. 6.500    09/01/14        2,205,500
                                                                         --------------
                                                                             62,140,913
                                                                         --------------
          COLORADO  2.3%
12,100    Denver, CO City & Cnty Arpt Rev Ser A
          (MBIA Insd)............................... 5.700    11/15/25       12,065,394
 9,205    Denver, CO City & Cnty Ctfs Partn Ser B
          (AMBAC Insd).............................. 5.200    12/01/14        9,096,197
    10    Jefferson Cnty, CO Single Family Mtg Rev
          Ser A Rfdg (MBIA Insd).................... 8.875    10/01/13           10,350
 1,000    Metropolitan Football Stadium Dist CO
          Sales Tax Rev Ser B (MBIA Insd)...........   *      01/01/06          773,780
 2,050    Thornton, CO Rfdg (FGIC Insd).............   *      12/01/11        1,152,735
 1,100    Thornton, CO Rfdg (FGIC Insd).............   *      12/01/15          476,553
 2,000    Westminster, CO Wtr & Wastewtr Util
          Enterprise Rev (AMBAC Insd)............... 6.250    12/01/14        2,110,240
                                                                         --------------
                                                                             25,685,249
                                                                         --------------
          DISTRICT OF COLUMBIA  0.1%
 1,315    District of Columbia Rev Gonzaga College
          High Sch (FSA Insd)....................... 5.375    07/01/19        1,263,833
                                                                         --------------

          FLORIDA  6.1%
 1,010    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd).....................................  8.000   10/01/03        1,107,303
 1,180    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd).....................................  8.000   10/01/05        1,355,572
 1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd).....................................  8.000   10/01/06        1,493,305
 1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd).....................................  8.000   10/01/07        1,639,110
 2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
          Insd)..................................... 12.000   10/01/04        2,650,552
 5,000    Escambia Cnty, FL Hlth Fac Auth Hlth Fac
          Rev FL Hlthcare Fac Ln VHA Pgm (AMBAC
          Insd).....................................  5.950   07/01/20        5,148,350
 7,865    Florida St Brd of Edl Cap Outlay Pub Edl
          Ser B Rfdg (MBIA Insd)....................  4.500   06/01/24        6,508,602
 1,410    Florida St Dept Corrections Ctfs Partn
          Okeechobee Correctional (AMBAC Insd)......  6.250   03/01/15        1,501,467

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          FLORIDA (CONTINUED)
$5,000    Florida St Div Brd Fin Dept Envirnmtl
          Presrvtn 2000 A (AMBAC Insd).............. 5.750%   07/01/13   $    5,153,600
 1,000    Key West, FL Util Brd Elec Rev Ser D
          (AMBAC Insd)..............................   *      10/01/13          504,210
 4,000    Lee Cnty, FL Hosp Brd Dir Hosp Rev
          (Inverse Fltg) (MBIA Insd)................ 8.556    04/01/20        4,230,000
11,575    Miami Dade Cnty, FL Solid Waste Sys Rev
          (AMBAC Insd).............................. 4.750    10/01/18       10,305,222
 5,615    Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)..................................... 5.000    10/01/37        4,999,821
 6,000    Orange Cnty, FL Hlth Fac Auth Rev (Inverse
          Fltg) (MBIA Insd)......................... 8.340    10/29/21        6,450,000
 3,725    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
          (MBIA Insd)...............................   *      07/01/18        1,314,106
10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
          Mem Regl Med Ser A Rfdg (MBIA Insd)....... 6.625    12/01/13       10,792,600
 3,735    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)...... 5.250    10/15/19        3,606,292
                                                                         --------------
                                                                             68,760,112
                                                                         --------------
          GEORGIA  3.7%
 1,750    Atlanta, GA Ctfs Partn Atlanta Pretrial
          Detention Cent (MBIA Insd)................ 6.250    12/01/17        1,846,022
 3,000    Fulton Cnty, GA Facs Corp Ctfs Partn
          Fulton Cnty, GA Pub Purp Proj (AMBAC
          Insd)..................................... 5.000    11/01/08        3,036,690
 6,500    Georgia Muni Elec Auth Pwr Rev Genl Ser B
          (BIGI Insd)...............................   *      01/01/07        4,784,195
 4,750    Georgia Muni Elec Auth Pwr Rev Genl Ser B
          (BIGI Insd)...............................   *      01/01/08        3,317,210
15,550    Georgia Muni Elec Auth Pwr Rev Ser Y
          (AMBAC Insd).............................. 6.400    01/01/13       17,306,217
10,000    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd)..................................... 6.500    01/01/17       11,219,800
                                                                         --------------
                                                                             41,510,134
                                                                         --------------
          HAWAII  2.8%
10,000    Hawaii St Ser CS Rfdg (MBIA Insd)......... 5.000    04/01/08       10,121,600
12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA Insd)... 6.400    07/01/08       13,526,914
10,250    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)............................... 4.500    07/01/28        8,247,867
                                                                         --------------
                                                                             31,896,381
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ILLINOIS  21.1%
$1,000    Berwyn, IL (MBIA Insd).................... 7.000%   11/15/10   $    1,022,770
 2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)...............................   *      01/01/19          771,706
 2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
          (MBIA Insd)...............................   *      01/01/20          845,425
 1,695    Champaign Cnty, IL Cmnty Unit Ser C (FGIC
          Insd).....................................   *      01/01/15          755,699
 1,500    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)..................   *      12/01/19          492,885
 8,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)..................   *      12/01/29        1,409,920
 3,250    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)..................   *      12/01/30          538,103
 2,845    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)....................   *      12/01/19          934,839
10,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform B 1 (FGIC Insd)....................   *      12/01/27        1,985,100
 5,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).....................................   *      01/01/27        1,064,350
 5,470    Chicago, IL Emergency Telephone Sys (FGIC
          Insd)..................................... 5.550    01/01/08        5,737,209
15,600    Chicago, IL Brd of Edl Chicago Sch Reform
          (AMBAC Insd).............................. 5.750    12/01/27       15,513,576
 2,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd)...............................   *      01/01/25        1,415,800
 2,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd)...............................   *      01/01/29        1,409,680
11,475    Chicago, IL Park Dist Ser B (FGIC Insd)... 4.750    01/01/26        9,705,899
25,050    Chicago, IL Proj Rfdg (FGIC Insd)......... 5.250    01/01/28       23,236,630
11,750    Chicago, IL Proj Ser A Rfdg (FGIC Insd)... 5.375    01/01/34       11,041,122
 2,720    Chicago, IL Pub Bldg Comm Bldg Rev Chicago
          Transit Auth (AMBAC Insd)................. 6.600    01/01/15        2,899,166
 9,000    Chicago, IL Pub Bldg Comm Rev Rfdg Chicago
          Sch Reform Ser B (FGIC Insd).............. 5.250    12/01/16        8,812,170
 5,000    Chicago, IL Sales Tax Rev (FGIC Insd)..... 5.375    01/01/30        4,718,700
 3,150    Chicago, IL Skyway Toll Brdg Rev (MBIA
          Insd)..................................... 5.500    01/01/23        3,061,138
 4,000    Chicago, IL Skyway Toll Brdg Rev (AMBAC
          Insd)..................................... 5.500    01/01/31        3,837,640
 3,500    Chicago, IL Wastewtr Transmission Rev
          (FGIC Insd)............................... 5.125    01/01/25        3,188,640
 4,500    Cook Cnty, IL Cap Impt Ser A (FGIC
          Insd)..................................... 5.250    11/15/15        4,423,680

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.400%   01/01/01   $    1,009,780
 5,550    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/03        6,033,516
 8,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/04        9,487,044
 2,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/05        2,836,651
 3,500    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)............ 8.750    01/01/07        4,230,205
 4,230    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)............   *      12/01/09        2,667,607
 2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)............   *      12/01/10        1,225,109
 1,280    Cook Cnty, IL Cmnty High Sch Dist No 233
          Homewood & Flossmor (AMBAC Insd)..........   *      12/01/05          993,715
 8,280    Cook Cnty, IL Cnty Juvenile Detention Ser
          A (AMBAC Insd)............................   *      11/01/08        5,557,536
 1,505    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................ 8.200    12/01/14        1,939,990
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn South
          (FSA Insd)................................ 8.100    12/01/16        2,283,538
 1,000    Cook Cnty, IL Sch Dist No 135 Cap Apprec
          (FGIC Insd)...............................   *      12/01/06          737,480
 1,380    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.500    12/01/09        1,439,961
 1,105    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.500    12/01/10        1,151,686
 1,800    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.350    12/01/14        1,795,086
 1,900    Grundy Cnty, IL Sch Dist No 054 Morris Ser
          A (AMBAC Insd)............................ 5.400    12/01/15        1,895,364
10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd)..................................... 6.750    03/01/15       10,824,100
35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
          Pwr Co Proj Ser A First Mtg Rfdg (MBIA
          Insd) (b)................................. 7.400    12/01/24       38,547,950
 2,705    Illinois Dev Fin Auth Rev Adventist Hlth
          Ser A (AMBAC Insd)........................ 5.500    11/15/15        2,695,181
 2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 (FSA Insd)............... 6.650    02/01/11        2,245,680

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          ILLINOIS (CONTINUED)
$5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 Rfdg (FSA Insd).......... 6.650%   02/01/12   $    5,477,401
   872    Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd).............. 7.900    08/15/03          874,320
 5,000    Illinois Hlth Fac Auth Rev Methodist Hlth
          Proj (Inverse Fltg) (Prerefunded @
          05/08/01) (AMBAC Insd).................... 9.142    05/18/21        5,325,000
 3,400    Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp (Inverse
          Fltg) (Prerefunded @ 11/01/01) (MBIA
          Insd)..................................... 9.007    10/01/24        3,672,000
 4,455    Illinois Muni Elec Agy Pwr Supply Sys Rev
          Rfdg (FSA Insd)........................... 5.000    02/01/21        4,034,715
 2,830    Illinois St (MBIA Insd)................... 5.000    06/01/17        2,654,597
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd)......   *      12/01/17        2,539,460
 3,000    Rosemont, IL Tax Increment 3 (FGIC
          Insd).....................................   *      12/01/07        2,106,660
 1,185    Saint Clair Cnty, IL Ctfs Partn (MBIA
          Insd)..................................... 8.000    12/01/04        1,333,149
 1,285    Saint Clair Cnty, IL Ctfs Partn (MBIA
          Insd)..................................... 8.000    12/01/05        1,476,619
 2,000    Southern Illinois Univ Rev Cap Apprec Hsg
          & Aux Ser A (MBIA Insd)...................   *      04/01/20          645,820
 2,500    Southern Illinois Univ Rev Cap Apprec Hsg
          & Aux Ser A (MBIA Insd)...................   *      04/01/23          666,675
 2,000    Southern Illinois Univ Rev Cap Apprec Hsg
          & Aux Ser A (MBIA Insd)...................   *      04/01/26          444,980
                                                                         --------------
                                                                            239,670,422
                                                                         --------------
          INDIANA  1.5%
   175    Indiana Bond Bank Spl Pgm Ser A (AMBAC
          Insd)..................................... 6.125    02/01/25          180,616
 2,000    Indiana Bond Bank Spl Pgm Ser A (AMBAC
          Insd)..................................... 9.750    08/01/09        2,455,340
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosps Proj Rfdg & Impt (MBIA Insd)........ 6.400    05/01/12        5,194,300
 7,535    Indiana Trans Fin Auth Arpt Facs Lease Rev
          Ser A Rfdg (AMBAC Insd)................... 6.000    11/01/11        8,173,440
 1,000    Marion Cnty, IN Convention & Rectl Fac
          Auth Excise Tax Rev Lease Rental Ser A
          (AMBAC Insd).............................. 7.000    06/01/21        1,033,890
                                                                         --------------
                                                                             17,037,586
                                                                         --------------
          IOWA  0.2%
 2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd)...................... 5.750    07/01/17        2,395,069
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          KANSAS  1.7%
$18,750   Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd)............. 7.000%   06/01/31   $   19,381,687
                                                                         --------------

          KENTUCKY  0.0%
     5    Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)..................................... 8.625    09/01/15            5,010
                                                                         --------------

          LOUISIANA  1.1%
 4,065    Calcasieu Parish, LA Mem Hosp Svcs Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)......................... 6.375    12/01/12        4,483,695
 5,530    Calcasieu Parish, LA Mem Hosp Svcs Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)......................... 6.500    12/01/18        6,136,088
 7,520    New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA Insd).....   *      09/15/16        1,390,674
                                                                         --------------
                                                                             12,010,457
                                                                         --------------
          MAINE  0.0%
    35    Maine Hlth & Higher Edl Fac Auth Rev Ser B
          (FSA Insd)................................ 7.100    07/01/14           38,605
                                                                         --------------

          MASSACHUSETTS  0.2%
 1,700    Massachusetts St Hlth & Edl Fac Auth Rev
          Mt Auburn Hosp Ser B1 (MBIA Insd)......... 6.250    08/15/14        1,806,046
                                                                         --------------

          MICHIGAN  2.5%
 3,700    Big Rapids, MI Pub Schs Dist Rfdg (FSA
          Insd)..................................... 4.750    05/01/25        3,180,372
12,270    Detroit, MI City Sch Dist Ser B (FGIC
          Insd)..................................... 5.000    05/01/21       11,187,786
 3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
          Insd)..................................... 4.700    04/01/24        2,561,970
21,000    Livonia, MI Pub Sch Dist Ser II (FGIC
          Insd).....................................   *      05/01/21        5,853,960
 2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
          Ser B (AMBAC Insd)........................ 4.850    04/01/04        1,989,820
 5,000    Mount Clemens, MI Cmnty Sch Dist Cap
          Apprec (Prerefunded @ 05/01/07) (MBIA
          Insd).....................................   *      05/01/17        1,832,950
 2,500    Plymouth Canton, MI Cmnty Sch Dist (FSA
          Insd)..................................... 4.750    05/01/23        2,161,800
                                                                         --------------
                                                                             28,768,658
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          MINNESOTA  0.1%
$1,000    Brainerd, MN Rev Evangelical Lutheran Ser
          B Rfdg (FSA Insd)......................... 6.650%   03/01/17   $    1,043,150
                                                                         --------------

          MISSISSIPPI  0.1%
 1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)..................................... 8.500    02/01/13        1,294,460
                                                                         --------------

          MISSOURI  0.4%
 4,585    Missouri St Hlth & Edl Fac Auth (MBIA
          Insd)..................................... 6.250    06/01/16        4,705,906
                                                                         --------------

          NEBRASKA  0.2%
 2,250    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)....... 4.375    06/01/10        1,946,295
                                                                         --------------

          NEVADA  1.8%
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd)................... 7.200    10/01/22        2,125,320
 1,675    Clark Cnty, NV Pub Fac Ser C (FGIC
          Insd)..................................... 5.000    06/01/24        1,510,481
 5,000    Director St, NV Dept Business & Industl
          Las Vegas Monorail Proj First Tier (AMBAC
          Insd)..................................... 5.375    01/01/40        4,646,550
 1,295    Las Vegas, NV Loc Impt Spl Impt Dist No
          404 Rfdg (FSA Insd)....................... 4.400    11/01/08        1,234,731
 1,095    Las Vegas, NV Loc Impt Spl Impt Dist No
          404 Rfdg (FSA Insd)....................... 4.500    11/01/09        1,041,903
 1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.700    09/01/07        1,025,509
 1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.750    09/01/08          989,240
 2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.800    09/01/09        1,973,540
 1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)............ 4.875    09/01/10        1,508,657
 4,705    Washoe Cnty, NV Sch Dist (AMBAC Insd)..... 4.750    06/01/17        4,192,767
                                                                         --------------
                                                                             20,248,698
                                                                         --------------
          NEW HAMPSHIRE  0.3%
 2,500    New Hampshire St Tpk Sys Rev Rfdg (Inverse
          Fltg) (FGIC Insd)......................... 8.968    11/01/17        3,018,750
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          NEW JERSEY  2.5%
$5,500    Howell Twp, NJ Rfdg (FGIC Insd)........... 6.800%   01/01/14   $    5,739,360
 3,625    Morristown, NJ Rfdg (FSA Insd)............ 6.400    08/01/14        3,921,126
12,400    New Jersey St Tran Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)........... 5.875    09/15/12       13,217,160
 4,800    New Jersey St Tpk Auth Tpk Rev Ser A (MBIA
          Insd) (a)................................. 5.750    01/01/10        5,135,328
                                                                         --------------
                                                                             28,012,974
                                                                         --------------
          NEW MEXICO  0.7%
 8,000    Farmington, NM Pollutn Ctl Rev Southern CA
          Edison Co Ser A Rfdg (MBIA Insd).......... 5.875    06/01/23        8,067,360
                                                                         --------------

          NEW YORK  7.3%
11,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd).......................... 5.125    12/01/16       10,715,551
 4,350    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)..... 6.375    11/15/14        4,660,634
 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (AMBAC Insd)................ 5.125    06/15/22        4,623,550
 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev (FSA Insd)........................   *      06/15/14        2,358,850
 9,845    New York City Ser I (MBIA Insd)........... 4.750    04/15/17        8,885,605
11,220    New York City Transitional Fin Auth Rev
          (FGIC Insd)............................... 4.750    11/01/17       10,104,844
 2,750    New York City Transitional Fin Auth Rev
          Ser B (FGIC Insd)......................... 4.750    11/15/18        2,455,530
 7,425    New York St Dorm Auth Lease Rev Office Fac
          & Audit Ctl (MBIA Insd)................... 5.000    04/01/29        6,606,245
 5,500    New York St Dorm Auth Rev City Univ Sys
          Cons Third Genl 1 (FGIC Insd)............. 5.250    07/01/25        5,162,905
 6,000    New York St Loc Govt Assist Ser A Rfdg
          (AMBAC Insd).............................. 5.250    04/01/15        5,937,000
    15    New York St Med Care Fac Fin Agy Rev (FSA
          Insd)..................................... 6.500    08/15/15           16,100
 8,865    New York St Twy Auth Hwy & Brdg Tr Fd Ser
          A (AMBAC Insd)............................ 5.250    04/01/13        8,910,211

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          NEW YORK (CONTINUED)
$8,105    New York St Urban Dev Corp Correctional
          Facs Svs Contract Ser B (AMBAC Insd)...... 5.250%   01/01/14   $    8,092,842
 4,890    Suffolk Cnty, NY Judicial Facs Agy Svc
          Agreement Rev John P Cohalan Complex
          (AMBAC Insd).............................. 5.250    10/15/14        4,877,824
                                                                         --------------
                                                                             83,407,691
                                                                         --------------
          NORTH CAROLINA  0.1%
 1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
          Projs (FGIC Insd)......................... 6.625    06/01/14        1,358,125
                                                                         --------------

          NORTH DAKOTA  1.3%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
          Vly Station Rfdg (AMBAC Insd)............. 7.200    06/30/13        5,869,450
10,000    Oliver Cnty, ND Pollutn Ctl Rev Square
          Butte Elec Co-op Ser A Rfdg (AMBAC
          Insd)..................................... 5.300    01/01/27        9,332,900
                                                                         --------------
                                                                             15,202,350
                                                                         --------------
          OHIO  0.5%
 5,000    Clermont Cnty, OH Hosp Fac Rev Muni
          (Inverse Fltg) (Prerefunded @ 09/25/01)
          (AMBAC Insd).............................. 8.921    10/05/21        5,387,500
                                                                         --------------

          OKLAHOMA  1.8%
 1,355    Jenks, OK Aquarium Auth Rev First Mort
          (AMBAC Insd).............................. 6.000    07/01/20        1,411,165
11,000    McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)................................   *      02/01/30        1,828,860
 5,660    Mustang, OK Impt Auth Util Rev (FSA
          Insd)..................................... 5.800    10/01/30        5,715,468
 4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)................................ 5.750    07/01/30        4,008,080
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
          Tulsa Ser A (MBIA Insd)................... 5.375    10/01/31        7,838,162
                                                                         --------------
                                                                             20,801,735
                                                                         --------------
          OREGON  1.6%
 6,245    Oregon St Dept Admin Svcs Lottery Rev Ed
          Projs Ser A (FSA Insd).................... 5.000    04/01/08        6,336,677
 5,460    Oregon St Dept Admin Svcs Lottery Rev Ed
          Projs Ser A (FSA Insd).................... 5.250    04/01/09        5,620,306
 6,240    Portland, OR Swr Sys Rev Ser A (MBIA
          Insd)..................................... 5.125    06/01/10        6,354,441
                                                                         --------------
                                                                             18,311,424
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          PENNSYLVANIA  2.0%
$5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
          Hlth Sys Ser A (MBIA Insd)................ 6.500%   11/15/30   $    5,276,800
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)..................................... 5.625    08/15/26        4,868,029
 2,000    Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Phoenixville Hosp Proj Ser B (FGIC
          Insd)..................................... 6.125    07/01/10        2,129,800
 4,325    Delaware River Port Auth PA & NJ Rev (FSA
          Insd)..................................... 5.500    01/01/11        4,514,262
 1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev PA Pwr & Lt Co Proj Ser A Rfdg (MBIA
          Insd)..................................... 6.400    11/01/21        1,044,010
 2,650    Pennsylvania St Third Ser (FGIC Insd)..... 5.000    12/01/15        2,534,354
 2,250    Philadelphia, PA Gas Wks Rev 14th Ser A
          Rfdg (FSA Insd)........................... 6.375    07/01/14        2,377,035
                                                                         --------------
                                                                             22,744,290
                                                                         --------------
          SOUTH CAROLINA  0.2%
    70    Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)..................................... 6.875    06/01/14           75,552
 2,600    Lancaster Cnty, SC Sch Dist (FSA Insd).... 4.750    03/01/17        2,371,096
                                                                         --------------
                                                                              2,446,648
                                                                         --------------
          SOUTH DAKOTA  2.1%
13,860    Sioux Falls, SD Sales Tax Rev (AMBAC
          Insd)..................................... 5.450    11/15/14       13,908,787
 5,205    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................ 6.625    09/01/12        5,914,806
 4,000    South Dakota St Lease Rev Trust Ctfs Ser A
          (FSA Insd)................................ 6.700    09/01/17        4,580,080
                                                                         --------------
                                                                             24,403,673
                                                                         --------------
          TENNESSEE  0.6%
 2,000    Chattanooga-Hamilton Cnty, TN Hosp Auth
          Hosp Rev Erlanger Med Cent Ser B (Inverse
          Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd)..................................... 9.165    05/25/21        2,127,500
 6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)..... 4.125    06/01/09        5,125,140
                                                                         --------------
                                                                              7,252,640
                                                                         --------------
          TEXAS  8.5%
 3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd)..................................... 8.277    01/01/22        3,243,750
12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd).....................................   *      11/15/10        7,461,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          TEXAS (CONTINUED)
$5,000    Brazos River Auth, TX Rev Houston Inds Inc
          Proj Ser C (AMBAC Insd)................... 5.125%   05/01/19   $    4,628,000
16,900    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)................... 5.875    02/15/29       16,989,232
 5,500    El Paso, TX Ctfs Oblig (FSA Insd)......... 5.750    08/15/25        5,501,155
17,635    Harris Cnty-Houston, TX Sports Auth Spl
          Rev Ser A (MBIA Insd)..................... 5.000    11/15/28       15,701,851
12,500    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd).....................   *      12/01/19        4,122,750
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd).....................   *      12/01/20        3,822,176
 2,505    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *      03/01/15        1,090,552
 1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *      03/01/16          406,070
 1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd).....................................   *      03/01/17          495,861
   600    North Cent, TX Hlth Fac Dev TX Hlth Res
          Sys Ser B ( MBIA Insd).................... 5.375    02/15/26          555,438
 1,000    San Antonio, TX Indpt Sch Dist Pub Fac
          Corp Lease Rev (AMBAC Insd)............... 5.850    10/15/10        1,056,310
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
          Sys Rev Ser B (FGIC Insd)................. 5.000    09/01/15        1,683,167
31,330    Texas St Tpk Auth Dallas Northtwy George
          Bush Tpk (FGIC Insd)...................... 5.250    01/01/23       29,542,937
                                                                         --------------
                                                                             96,300,749
                                                                         --------------
          UTAH  0.9%
   730    Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC
          Insd)..................................... 10.375   09/15/15        1,009,626
 7,385    Utah St Muni Fin Co-op Loc Govt Rev Pool
          Cap Salt Lake (FSA Insd)..................   *      03/01/09        4,836,141
 4,540    West Valley City, UT Muni Bldg Lease Ser A
          Rfdg (AMBAC Insd)......................... 4.750    04/15/19        4,000,285
                                                                         --------------
                                                                              9,846,052
                                                                         --------------
          VIRGINIA  1.3%
 4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).... 6.800    03/01/14        4,293,200
 5,000    Richmond, VA (FSA Insd) (a)............... 5.500    01/15/17        5,022,550
 5,000    Richmond, VA (FSA Insd) (a)............... 5.500    01/15/18        5,005,800
                                                                         --------------
                                                                             14,321,550
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          WASHINGTON  1.9%
$2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser C Rfdg
          (AMBAC Insd).............................. 6.000%   01/01/17   $    2,419,387
 1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd)..................................... 6.000    01/01/17        1,062,043
   350    Pierce Cnty, WA Swr Rev Ser A (MBIA
          Insd)..................................... 9.000    02/01/05          409,840
 5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
          (AMBAC Insd).............................. 6.250    12/01/11        5,232,400
10,000    Washington St Ser R 99A Rfdg (FGIC
          Insd)..................................... 5.000    01/01/17        9,359,200
 3,090    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Proj No 1 Rev Ser A Rfdg
          (AMBAC Insd).............................. 5.700    07/01/09        3,232,418
                                                                         --------------
                                                                             21,715,288
                                                                         --------------
          WISCONSIN  1.8%
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)....... 5.400    12/01/16        1,341,981
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)....... 5.500    12/01/18        1,490,505
 3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
          Insd)..................................... 6.000    03/01/18        4,109,699
 3,920    University of Wisconsin Hosps & Clinics
          Auth Rev (FSA Insd)....................... 6.200    04/01/29        4,103,299
10,000    Wisconsin St Hlth & Edl Fac Auth Rev
          Aurora Med Group Inc Proj (FSA Insd)...... 5.750    11/15/25        9,900,900
                                                                         --------------
                                                                             20,946,384
                                                                         --------------
          WYOMING  0.2%
 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd).............................. 6.700    05/01/12        2,103,140
                                                                         --------------

          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)..................................... 6.250    07/01/16        3,148,950
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  93.8%
  (Cost $1,024,544,379)...............................................    1,064,854,951
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                COUPON   MATURITY       VALUE
          SHORT-TERM INVESTMENTS  5.2%
$3,800    California Statewide Cmntys Dev Auth
          Rev.......................................  4.85%   08/15/27   $    3,800,000
 2,700    Orange County, FL Sch Brd Ctfs Partn Ser
          B.........................................  3.00    08/01/25        2,700,000
   900    Pinellas Cnty, FL Hlth Fec Dates Pooled
          Hosp Ln Pgm Rfdg..........................  5.45    12/01/15          900,000
   700    Indiana Hosp Equip Fing Auth Rev Variable
          Rate Insd Ser A...........................  4.85    12/01/15          700,000
 2,250    Indiana Hosp Equip Fing Auth Rev Variable
          Rate Insd Ser A...........................  3.85    12/01/15        2,250,000
 1,590    Iowa Fin Auth Rev Burlington Med Cent.....  3.40    06/01/27        1,590,000
 1,200    Iowa Fin Auth Rev Burlington Med Cent.....  5.05    06/01/27        1,200,000
 5,055    Iowa Fin Auth Rev Burlington Med Cent.....  5.80    08/01/27        5,055,000
 1,300    Iowa Fin Auth Rev Burlington Med Cent.....  5.85    06/01/27        1,300,000
   400    Iowa Fin Auth Rev Burlington Med Cent.....  6.10    06/01/27          400,000
 1,400    Michigan St Strategic Fund Pollution
          Control Rev...............................  4.45    04/15/18        1,400,000
 2,100    Kansas City, MO Indl Dev Auth Hosp Rev
          Resh Hlth Svcs Sys........................  4.25    04/15/15        2,100,000
 2,400    Kansas City, MO Indl Dev Auth Hosp Rev....  4.25    10/15/15        2,400,000
 8,300    Reno Nv Hosp Rev Variable Insd St Marys
          Regl Med B................................  5.10    05/15/23        8,300,000
 4,800    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Swr Sys Rev.......................  5.75    06/15/22        4,800,000
   200    New York City Muni Wtr Fin Auth Rev.......  3.75    06/15/24          200,000
 2,400    New York City Muni Wtr Fin Auth Ser A.....  4.00    06/15/25        2,400,000
 2,900    New York City Muni Wtr Fin Auth Ser A.....  5.00    06/15/25        2,900,000
 2,000    New York City Ser B.......................  4.05    10/01/21        2,000,000
 1,300    New York City Ser B.......................  4.65    10/01/22        1,300,000
 4,400    New York City Ser B.......................  5.00    10/01/22        4,400,000
 3,700    New York City Ser B.......................  4.50    08/15/18        3,700,000
 2,700    Lehigh Cnty, PA Genl Purp Auth Rev Adj Adj
          Hosp Lehigh Vly Hosp Ser A................  5.75    07/01/28        2,700,000
                                                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $58,495,000)..................................................       58,495,000
                                                                         --------------
TOTAL INVESTMENTS  99.0%
  (Cost $1,083,039,379)...............................................    1,123,349,951
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...........................       11,628,719
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,134,978,670
                                                                         ==============

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $1,083,039,379).....................  $1,123,349,951
Cash........................................................          22,383
Receivables:
  Interest..................................................      16,373,694
  Investments Sold..........................................      14,971,177
  Fund Shares Sold..........................................         297,570
Other.......................................................          44,602
                                                              --------------
    Total Assets............................................   1,155,059,377
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      14,912,700
  Fund Shares Repurchased...................................       2,503,667
  Income Distributions......................................       1,249,495
  Investment Advisory Fee...................................         477,089
  Distributor and Affiliates................................         455,327
Trustees' Deferred Compensation and Retirement Plans........         262,189
Accrued Expenses............................................         220,240
                                                              --------------
    Total Liabilities.......................................      20,080,707
                                                              --------------
NET ASSETS..................................................  $1,134,978,670
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,095,054,403
Net Unrealized Appreciation.................................      40,310,572
Accumulated Undistributed Net Investment Income.............       1,659,961
Accumulated Net Realized Loss...............................      (2,046,266)
                                                              --------------
NET ASSETS..................................................  $1,134,978,670
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,086,558,234 and 59,468,503 shares of
    beneficial interest issued and outstanding).............  $        18.27
    Maximum sales charge (4.75%* of offering price).........             .91
                                                              --------------
    Maximum offering price to public........................  $        19.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $43,014,842 and 2,355,341 shares of
    beneficial interest issued and outstanding).............  $        18.26
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,405,594 and 296,168 shares of
    beneficial interest issued and outstanding).............  $        18.25
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $69,088,270
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    5,894,012
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,557,222, $501,554 and $73,007,
  respectively).............................................    3,131,783
Shareholder Services........................................      961,032
Custody.....................................................      140,234
Trustees' Fees and Related Expenses.........................       87,763
Legal.......................................................       66,307
Other.......................................................      537,504
                                                              -----------
    Total Operating Expenses................................   10,818,635
    Less Credits Earned on Cash Balances....................      103,699
                                                              -----------
    Net Operating Expenses..................................   10,714,936
    Interest Expense........................................        7,666
                                                              -----------
NET INVESTMENT INCOME.......................................  $58,365,668
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,571,039
  Futures...................................................   (1,923,459)
                                                              -----------
Net Realized Gain...........................................    2,647,580
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   33,264,766
  End of the Period:
    Investments.............................................   40,310,572
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,045,806
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 9,693,386
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $68,059,054
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $   58,365,668        $   63,141,708
Net Realized Gain/Loss........................         2,647,580            (2,623,262)
Net Unrealized Appreciation/Depreciation
  During the Period...........................         7,045,806          (109,883,410)
                                                  --------------        --------------
Change in Net Assets from Operations..........        68,059,054           (49,364,964)
                                                  --------------        --------------

Distributions from Net Investment Income:
  Class A Shares..............................       (54,044,808)          (60,158,791)
  Class B Shares..............................        (2,065,598)           (2,628,280)
  Class C Shares..............................          (300,106)             (320,563)
                                                  --------------        --------------
                                                     (56,410,512)          (63,107,634)
                                                  --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares..............................          (238,550)          (15,893,768)
  Class B Shares..............................           (40,306)             (826,371)
  Class C Shares..............................           (21,035)              (90,442)
                                                  --------------        --------------
                                                        (299,891)          (16,810,581)
                                                  --------------        --------------
Total Distributions...........................       (56,710,403)          (79,918,215)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................        11,348,651          (129,283,179)
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................       130,042,291           692,548,007
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................        40,567,000            57,008,999
Cost of Shares Repurchased....................      (290,402,820)         (809,433,864)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS........................      (119,793,529)          (59,876,858)
                                                  --------------        --------------
TOTAL DECREASE IN NET ASSETS..................      (108,444,878)         (189,160,037)
NET ASSETS:
Beginning of the Period.......................     1,243,423,548         1,432,583,585
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,659,961 and $(487,916), respectively)....    $1,134,978,670        $1,243,423,548
                                                  ==============        ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                YEAR        YEAR       MONTHS
                                ENDED       ENDED       ENDED        YEAR ENDED DECEMBER 31,
       CLASS A SHARES         SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------------
                                2000        1999        1998        1997       1996       1995
                              ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $  18.08    $  19.96    $  19.63    $  19.24   $  19.55   $  17.57
                              --------    --------    --------    --------   --------   --------
  Net Investment Income.....       .91         .91         .71         .97        .98       1.02
  Net Realized and
    Unrealized Gain/Loss....       .17       (1.64)        .37         .55       (.30)      1.98
                              --------    --------    --------    --------   --------   --------
Total from Investment
  Operations................      1.08        (.73)       1.08        1.52        .68       3.00
                              --------    --------    --------    --------   --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .88         .92         .72         .97        .99       1.02
  Distributions from Net
    Realized Gain...........       .01         .23         .03         .16        -0-        -0-
                              --------    --------    --------    --------   --------   --------
Total Distributions.........       .89        1.15         .75        1.13        .99       1.02
                              --------    --------    --------    --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  18.27    $  18.08    $  19.96    $  19.63   $  19.24   $  19.55
                              ========    ========    ========    ========   ========   ========

Total Return (a)............     6.13%      (3.80%)      5.61%*      8.19%      3.65%     17.49%
Net Assets at End of the
  Period (In millions)......  $1,086.6    $1,178.3    $1,353.9    $1,283.5   $1,283.7   $1,365.4
Ratio of Expenses to Average
  Net Assets (b)............      .90%        .92%        .90%        .92%       .95%       .88%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     5.10%       4.77%       4.85%       5.07%      5.11%      5.44%
Portfolio Turnover..........       69%         92%         62%*        82%        92%        70%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                     YEAR        YEAR       MONTHS
                                     ENDED       ENDED       ENDED     YEAR ENDED DECEMBER 31,
         CLASS B SHARES            SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                     2000        1999        1998       1997     1996     1995
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $18.08      $19.96      $19.63     $19.24   $19.55   $17.56
                                    ------      ------      ------     ------   ------   ------
  Net Investment Income..........      .78         .76         .60        .82      .83      .89
  Net Realized and Unrealized
    Gain/Loss....................      .15       (1.64)        .37        .55     (.30)    1.98
                                    ------      ------      ------     ------   ------   ------
Total from Investment
  Operations.....................      .93        (.88)        .97       1.37      .53     2.87
                                    ------      ------      ------     ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................      .74         .77         .61        .82      .84      .88
  Distributions from Net Realized
    Gain.........................      .01         .23         .03        .16      -0-      -0-
                                    ------      ------      ------     ------   ------   ------
Total Distributions..............      .75        1.00         .64        .98      .84      .88
                                    ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.26      $18.08      $19.96     $19.63   $19.24   $19.55
                                    ======      ======      ======     ======   ======   ======

Total Return (a).................    5.25%      (4.60%)      5.07%*     7.36%    2.83%   16.67%
Net Assets at End of the Period
  (In millions)..................   $ 43.0      $ 56.8      $ 71.9     $ 70.1   $ 71.6   $ 75.3
Ratio of Expenses to Average Net
  Assets (b).....................    1.68%       1.68%       1.66%      1.69%    1.74%    1.67%
Ratio of Net Investment Income to
  Average Net Assets (b).........    4.34%       3.99%       4.08%      4.29%    4.38%    4.69%
Portfolio Turnover...............      69%         92%         62%*       82%      92%      70%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                     YEAR        YEAR       MONTHS
                                     ENDED       ENDED       ENDED     YEAR ENDED DECEMBER 31,
         CLASS C SHARES            SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                     2000        1999        1998       1997     1996     1995
                                   ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $18.08      $19.95      $19.63     $19.24   $19.55   $17.57
                                    ------      ------      ------     ------   ------   ------
  Net Investment Income..........      .79         .76         .60        .82      .83      .88
  Net Realized and Unrealized
    Gain/Loss....................      .13       (1.63)        .37        .55     (.30)    1.98
                                    ------      ------      ------     ------   ------   ------
Total from Investment
  Operations.....................      .92        (.87)        .97       1.37      .53     2.86
                                    ------      ------      ------     ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................      .74         .77         .61        .82      .84      .88
  Distributions from Net Realized
    Gain.........................      .01         .23         .04        .16      -0-      -0-
                                    ------      ------      ------     ------   ------   ------
Total Distributions..............      .75        1.00         .65        .98      .84      .88
                                    ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $18.25      $18.08      $19.95     $19.63   $19.24   $19.55
                                    ======      ======      ======     ======   ======   ======

Total Return (a).................    5.19%      (4.55%)      5.02%*     7.36%    2.83%   16.60%
Net Assets at End of the Period
  (In millions)..................   $  5.4      $  8.3      $  6.8     $  5.6   $  4.9   $  5.1
Ratio of Expenses to Average Net
  Assets (b).....................    1.68%       1.68%       1.66%      1.69%    1.74%    1.67%
Ratio of Net Investment Income to
  Average Net Assets (b).........    4.35%       3.99%       4.06%      4.29%    4.37%    4.68%
Portfolio Turnover...............      69%         92%         62%*       82%      92%      70%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,991,890, which will expire on September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,083,093,755; the aggregate gross unrealized appreciation is $48,726,106 and the aggregate gross unrealized depreciation is $8,469,910, resulting in net unrealized appreciation on long- and short-term investments of $40,256,196.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $192,721 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

G. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $103,699 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .525 of 1%
Next $500 million...........................................  .500 of 1%
Next $500 million...........................................  .475 of 1%
Over $1.5 billion...........................................  .450 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $38,700 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $99,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $698,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $1,043,663,962, $45,226,320 and
$6,164,121 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,924,593    $ 122,658,515
  Class B...............................................      281,392        5,044,295
  Class C...............................................      131,015        2,339,481
                                                          -----------    -------------
Total Sales.............................................    7,337,000    $ 130,042,291
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,192,824    $  39,253,774
  Class B...............................................       62,202        1,112,560
  Class C...............................................       11,228          200,666
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,226,254    $  40,567,000
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,817,661)   $(264,704,104)
  Class B...............................................   (1,127,106)     (20,224,429)
  Class C...............................................     (306,099)      (5,474,287)
                                                          -----------    -------------
Total Repurchases.......................................  (16,250,866)   $(290,402,820)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $1,146,455,777, $59,293,894 and
$9,098,261 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   34,531,055    $ 665,555,139
  Class B...............................................      613,802       11,864,633
  Class C...............................................      778,739       15,128,235
                                                          -----------    -------------
Total Sales.............................................   35,923,596    $ 692,548,007
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,854,181    $  54,768,276
  Class B...............................................      101,275        1,947,040
  Class C...............................................       15,346          293,683
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,970,802    $  57,008,999
                                                          ===========    =============
Repurchases:
  Class A...............................................  (40,059,533)   $(773,708,764)
  Class B...............................................   (1,177,316)     (22,609,500)
  Class C...............................................     (676,622)     (13,115,600)
                                                          -----------    -------------
Total Repurchases.......................................  (41,913,471)   $(809,433,864)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 340,832 and 672,438 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do no possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             AS A PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $56,300 and CDSC on redeemed shares of approximately $138,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $783,104,240 and $963,443,126, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................      -0-
  Futures Opened............................................    3,285
  Futures Closed............................................   (3,285)
                                                               ------
Outstanding at September 30, 2000...........................      -0-
                                                               ======

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $651,000.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, entered into a $100 million revolving credit agreement which expired September 30, 2000. The maximum amount available to any single fund was $75 million. Interest was charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% was charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 2000 was approximately $121,600 with an average interest rate of 6.31%. At September 30, 2000, the Fund did not have any outstanding borrowings under the agreement.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Insured Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 5, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

LOGO

Chicago, Illinois
November 8, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2000. The Fund designated 99.99% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Fund designated and paid $299,891 as a 20% rate gain distribution. These distributions, where applicable were included in 1999's form 1099-DIV which was mailed to shareholders in January of 2000. In January, 2001, the Fund will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report if used with prospective investors, must be accompanied by a monthly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                           TOP FIVE STATES       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      36
             NOTES TO FINANCIAL STATEMENTS      42
            REPORT OF INDEPENDENT AUDITORS      50
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      51
     FUND OFFICERS AND IMPORTANT ADDRESSES      52

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998 -- September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998 -- September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    1.27%      0.48%      0.48%
-------------------------------------------------------------------------
One-year total return(2)                 -3.52%     -3.34%     -0.47%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.21%      3.16%      3.41%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.57%         NA         NA
-------------------------------------------------------------------------
Life-of-Fund average annual
total return (2)                          6.55%   4.29%(3)      3.81%
-------------------------------------------------------------------------
Commencement date                      06/28/85   05/01/93   08/13/93
-------------------------------------------------------------------------
Distribution rates(4)                     5.33%      4.88%      4.88%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.33%      7.63%      7.63%
-------------------------------------------------------------------------
SEC Yield(6)                              6.22%      5.76%      5.76%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2000.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(September 30, 1990 - September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                          LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                                                        is an unmanaged, broad-based statistical
                                                        TAX FREE HIGH INCOME FUND*           composite of municipal bonds.+
                                                        -------------------------       ----------------------------------------
9/90                                                              9524.00                           10000.00
                                                                  9606.00                           10431.00
                                                                  9720.00                           10667.00
                                                                  9884.00                           10895.00
9/91                                                             10200.00                           11318.00
                                                                 10423.00                           11698.00
                                                                 10383.00                           11733.00
                                                                 10560.00                           12179.00
9/92                                                             10434.00                           12502.00
                                                                 10432.00                           12730.00
                                                                 10703.00                           13202.00
                                                                 11098.00                           13634.00
9/93                                                             11676.00                           14094.00
                                                                 12082.00                           14292.00
                                                                 11406.00                           13508.00
                                                                 11489.00                           13657.00
9/94                                                             11644.00                           13751.00
                                                                 11487.00                           13553.00
                                                                 12187.00                           14511.00
                                                                 12381.00                           14862.00
9/95                                                             12709.00                           15289.00
                                                                 13270.00                           15920.00
                                                                 13010.00                           15728.00
                                                                 13129.00                           15849.00
9/96                                                             13387.00                           16213.00
                                                                 13695.00                           16627.00
                                                                 13759.00                           16588.00
                                                                 14135.00                           17160.00
9/97                                                             14597.00                           17677.00
                                                                 14935.00                           18157.00
                                                                 15152.00                           18366.00
                                                                 15365.00                           18644.00
9/98                                                             15831.00                           19218.00
                                                                 15828.00                           19333.00
                                                                 15914.00                           19504.00
                                                                 15686.00                           19160.00
9/99                                                             15434.00                           19083.00
                                                                 15179.00                           18934.00
                                                                 15347.00                           19489.00
                                                                 15379.00                           19784.00
9/00                                                             15629.00                           20262.00
                                                                                  Fund's Total Return
                                                                                  1 Year Total Return -3.52%
                                                                                    5 Year Avg. Annual 3.21%
                                                                                   10 Year Avg. Annual 4.47%
                                                                                 Inception Avg. Annual 6.55%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............  14.9%
- AA/Aa..............   0.6%
- A/A................   6.7%
- BBB/Baa............   9.4%
- BB/Ba..............   3.2%
- B/B................   1.1%
- Non-Rated..........  64.1%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............  28.1%
- AA/Aa..............   2.1%
- A/A................   6.6%
- BBB/Baa............  12.1%
- BB/Ba..............   2.6%
- B/B................   0.4%
- CC/Ca..............   0.1%
- Non-Rated..........  48.0%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0670
11/99                                                                           0.0670
12/99                                                                           0.0670
1/00                                                                            0.0655
2/00                                                                            0.0655
3/00                                                                            0.0655
4/00                                                                            0.0655
5/00                                                                            0.0655
6/00                                                                            0.0655
7/00                                                                            0.0620
8/00                                                                            0.0620
9/00                                                                            0.0620

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments - September 30, 2000)

Texas                                                       11.3%
---------------------------------------------------------------------
Pennsylvania                                                 9.0%
---------------------------------------------------------------------
Illinois                                                     7.9%
---------------------------------------------------------------------
Florida                                                      7.9%
---------------------------------------------------------------------
New York                                                     6.8%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
Industrial Revenue                                                         17.70                              16.20
Other Care                                                                 15.10                              11.60
Health Care                                                                13.50                              12.50
Multi-Family Housing                                                       12.60                              10.30
Tax District                                                                7.00                               6.00

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX FREE
HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY DENNIS PIETRZAK, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND DURING THE PAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused short-term bond prices to fall, which negatively impacted the fund's net asset value during the period.

    Long-term municipal bonds, on the other hand, were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000, but eased off by month's end, as the yield on the 30-year insured municipal bond rose to about
5.85 percent.

    One effect of this market volatility was the widening of the yield spread between high-rated municipals and lower-rated, higher-yielding municipals. As investors sensed the market's uncertainty, fewer assets flowed into high-yielding municipal bonds, which typically carry higher risks. While this situation presented the fund with opportunities to add new securities at attractive yields, the prices on existing bonds in this sector of the market fell sharply. As a result, the fund's net asset value was hurt by the portfolio's relatively high concentration of nonrated and lower-rated bonds.

    At the same time, supply in the municipal market has been sharply lower, which helped offset reduced demand and provided some support for prices. Issuance of new municipal debt has declined because the strong economy has allowed municipalities such as state governments to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace.

    In general, those funds that held a larger percentage of higher-quality bonds tended to outperform those that did not, under the conditions we saw over the past fiscal year.

    As of September 30, 2000, the fund achieved a 12-month total return of 1.27 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would be lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.17 percent. Another commonly used index, the Lehman Brothers High Yield Municipal Bond Index, produced a total return of 1.77 percent for the same period. These indexes are unmanaged, broad-based statistical composites of municipal bonds that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was reduced twice during the period--in January and in June--but it is still quite competitive within its peer group. Also, even though the fund's monthly tax-exempt dividend was decreased to $.062 from $.067 per Class A share over the past 12 months, its distribution rate stood at 5.33 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 8.33 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds
entering the primary market, we were more active in the secondary market. For example, early in 2000, the uncertainty surrounding the Y2K transition created opportunities to buy deeply discounted bonds that had become oversold. We were able to purchase bonds at attractive prices in this sector of the market.

    We made a strategic decision to alter the fund's portfolio so that it more closely matched the Lehman Brothers High Yield Municipal Bond Index. In doing so, we allocated a larger portion of the fund's assets to higher-yielding securities, but we also reduced the portfolio's duration, which may help make the fund less sensitive to interest-rate changes.

    As of September 30, 2000, we had reduced the fund's AAA rated holdings to roughly 15 percent of long-term investments and increased the fund's holdings slightly in the BB rated, B rated, and nonrated segments of the market.

    Most of the fund's allocations on a sector basis remained fairly steady. The most notable change was an increase in the fund's holdings in the Other Care sector, which includes convalescent-care nursing homes and other continuing-care retirement communities. Here, we increased the fund's allocation by more than 3.50 percent, because we saw attractive opportunities to invest as yields improved.

    Overall, the fund remained well diversified. At the end of the reporting period, the largest sector allocation was Industrial Revenue bonds, which represented approximately 17 percent of the portfolio's long-term investments. Only three other sectors--Other Care, Health Care, and Multi-Family Housing--had allocations of 10 percent or more.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we will remain neutral with respect to our interest-rate outlook.

    With yield spreads at historically high levels, we would expect them to narrow over the near term, which would be a positive development for a portfolio that emphasizes lower-rated, higher-yielding securities. As spreads narrow and market sentiment improves, we would expect more assets to flow into the high-yield bond sector, stabilizing yields and supporting the price levels of existing bonds. As a result, we feel that the fund is positioned for improved performance over the last quarter of 2000.

    We anticipate that total bond issuance may be stable to lower through year-end, as municipalities continue to be flush with cash and are understandably reluctant to issue new debt or refund outstanding debt at current market rates.

    We will continue to rely on our research capabilities to find bond issues that may be able to advance the objectives of the fund at a reasonable cost and an acceptable level of risk. Our regional approach to high-yield bond market research, with analysts across the country, will enable us to monitor regional economies closely and be vigilant for suitable investment opportunities.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  96.6%
          ALABAMA  0.6%
$  240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (d)......... 6.950%   01/01/20   $     65,463
 1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A.............................. 5.600    11/01/16      1,156,413
 2,150    Valley, AL Spl Care Fac Fin Auth Rev Lanier
          Mem Hosp Ser A.............................. 5.650    11/01/22      1,715,980
 3,290    West Jefferson Cnty, AL Amusement & Pub Park
          Auth........................................ 6.375    02/01/29      1,979,593
                                                                           ------------
                                                                              4,917,449
                                                                           ------------
          ALASKA  0.5%
 2,000    Juneau, AK City & Borough Nonrecourse Rev... 6.875    12/01/25      1,839,140
 2,250    Seward, AK Rev AK Sealife Cent Proj......... 7.650    10/01/16      2,281,748
                                                                           ------------
                                                                              4,120,888
                                                                           ------------
          ARIZONA  3.1%
 6,169    Chandler, AZ Indl Dev Auth Rev Chandler Finl
          Cent Proj Ser 1986 (c)...................... 9.875    12/01/16      4,503,476
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Schs Proj 1 Ser A........................... 6.625    07/01/20      1,001,890
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj.................... 7.125    06/01/10        996,070
 4,000    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev..................................... 6.625    07/01/33      3,697,360
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................... 7.750    04/01/15      2,597,575
 4,000    Maricopa Cnty, AZ Pollutn Ctl El Paso Elec
          Ser A Rfdg (Variable Rate Coupon)........... 6.375    08/01/15      4,001,240
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41 Gilbert
          Rfdg (FGIC Insd)............................   *      01/01/08      1,900,314
 1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg............................. 6.500    08/15/31      1,306,005
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev......................................... 6.625    10/01/28      2,037,204
   520    Pima Cnty, AZ Indl Dev Auth Ser A (a)....... 7.250    11/15/18        495,326
   500    Pima Cnty, AZ Indl Dev Auth Ser A (a)....... 8.250    11/15/22        485,615

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,900    Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist
          Assmt Rev................................... 6.500%   12/01/12   $  1,853,849
 2,160    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living A.............................. 6.500    07/01/31      2,166,761
 1,000    Tuscon, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg....................... 6.375    12/01/16        916,890
                                                                           ------------
                                                                             27,959,575
                                                                           ------------
          ARKANSAS  0.2%
 2,000    Arkansas St Dev Fin Auth Hosp WA Regl Med
          Cent........................................ 7.250    02/01/20      2,017,240
                                                                           ------------

          CALIFORNIA  4.4%
 2,000    Abag Fin Auth for Nonprofit Corps CA Ctfs
          Partn....................................... 6.375    11/15/28      1,767,160
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd).............................   *      09/01/17      2,001,200
 2,500    Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser
          C........................................... 8.375    07/01/11      1,000,450
 3,465    Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd)..............   *      09/01/15      1,411,849
 3,480    Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd)..............   *      09/01/18      1,141,858
 6,000    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................   *      01/15/18      2,237,760
22,985    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev......................................   *      01/15/24      5,437,561
15,000    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev......................................   *      01/15/30      2,406,600
42,460    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev......................................   *      01/15/31      6,399,571
 2,705    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc......................................... 6.375    11/01/28      2,293,678
   965    Indio, CA Pub Fin Auth Rev Tax Increment.... 6.500    08/15/27        990,901
 1,975    Lake Elsinore, CA Pub Fin Auth Loc Agy
          Rev......................................... 7.100    09/01/20      2,098,536
 2,000    Los Angeles, CA Regl Arpts Impt Corp Lease
          Rev Rfdg.................................... 6.350    11/01/25      1,989,920
 1,500    Millbrae, CA Residential Fac Rev Magnolia of
          Millbrae Proj Ser A......................... 7.375    09/01/27      1,465,605
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (f)................. 6.400    12/01/41      1,881,780
 1,000    San Luis Obispo, CA Ctfs Partn Vista Hosp
          Sys Inc..................................... 8.375    07/01/29        400,190

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,500    Simi Valley, CA Cmnty Dev Agy Coml Sycamore
          Plaza II Rfdg............................... 6.000%   09/01/12   $  1,567,635
 1,965    Vallejo, CA Ctfs Partn Touro Univ........... 7.250    06/01/16      2,013,830
 1,000    Ventura, CA Port Dist Ctfs Partn............ 6.375    08/01/28      1,007,520
                                                                           ------------
                                                                             39,513,604
                                                                           ------------
          COLORADO  4.7%
 2,000    Colorado Hlth Fac Auth Rev Baptist Home Assn
          Ser A....................................... 6.375    08/15/24      1,693,180
 1,590    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................. 6.850    01/01/15      1,536,544
 1,060    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj................................. 7.050    01/01/19      1,042,764
 6,200    Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (b)............................. 9.000    01/01/25      6,742,128
 2,205    Denver, CO City & Cnty Arpt Rev Ser A (b)... 8.875    11/15/12      2,333,728
 2,500    Denver, CO City & Cnty Arpt Rev Ser D (b)... 7.750    11/15/13      2,962,275
 1,030    Eagle Riverview Affordable Housing Corp.
          Multi-Family Rev............................ 6.300    07/01/29        959,085
   331    East River Regl Santn Dist CO Var Rfdg (Var
          Rate Cpn) (g)............................... 8.250    12/01/08        335,725
 4,163    Himalaya Wtr & Santn Dist Adams Cnty, CO
          Genl Oblig Ltd Tax Bond Ser 1995 (d)........ 9.500    12/01/24      3,330,268
   835    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A...................................... 6.750    10/01/14        801,550
 2,115    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A...................................... 7.000    10/01/18      1,930,170
 3,830    Northern Metro Dist CO Adams Cnty Rfdg...... 6.500    12/01/16      3,821,957
 4,392    Skyland Metro Dist CO Gunnison Cnty Rfdg
          (Var Rate Cpn) (g).......................... 8.250    12/01/08      3,138,024
13,868    Tower Metro Dist Adams Cnty, CO Genl Oblig
          Ltd Tax Rfdg Bond Ser 1995 (d).............. 9.500    12/01/24     11,094,445
                                                                           ------------
                                                                             41,721,843
                                                                           ------------
          CONNECTICUT  0.5%
 1,500    Connecticut St Dev Auth Indl Dev Rev Afco
          Cargo Bldg LLC Proj......................... 8.000    04/01/30      1,532,070
 2,980    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A (Prerefunded @ 09/01/07) (b)
          (f)......................................... 6.400    09/01/11      3,305,148
                                                                           ------------
                                                                              4,837,218
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          DELAWARE  0.2%
$2,200    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj.................. 6.250%   06/01/28   $  1,986,776
                                                                           ------------

          DISTRICT OF COLUMBIA  0.3%
    85    District of Columbia A-1 Rfdg (MBIA Insd)... 6.500    06/01/10         95,475
 1,000    District Columbia Rev of Methodist Home
          Issue....................................... 6.000    01/01/29        819,850
 2,000    District of Columbia Ser E (FSA Insd)....... 6.000    06/01/11      2,094,080
                                                                           ------------
                                                                              3,009,405
                                                                           ------------
          FLORIDA  7.7%
 4,370    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Cent.................................... 10.250   07/01/11      4,458,842
 1,850    Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Cent Ser A.............................. 10.250   07/01/11      1,887,611
 1,570    Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev... 7.625    05/01/18      1,652,771
 3,775    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C.................................. 6.610    07/01/38      3,603,804
 5,500    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apts Ser G.................................. 6.600    07/01/38      5,199,480
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook Apts
          Ser U1...................................... 6.450    01/01/39      2,799,570
 4,990    Florida Hsg Fin Corp Rev Hsg Westchase Apts
          Ser B....................................... 6.610    07/01/38      4,781,817
 1,270    Heritage Harbor Cmnty Dev Dist FL Rev
          Rectl....................................... 7.750    05/01/19      1,253,287
 1,000    Heritage Harbor Cmnty Dev Dist Spl Assmt Ser
          A........................................... 6.700    05/01/19        981,710
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apts Proj Ser A........................ 7.375    07/01/40      1,505,595
 2,000    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
          Rev Hlth Facs Proj Univ Cmnty Hosp Ser A.... 5.500    08/15/14      1,786,820
   935    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev................................... 7.875    05/01/17        983,283
 3,000    Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg................... 6.750    09/01/28      2,982,990
 1,500    Marshall Creek Cmnty Dev FL Ser B........... 6.750    05/01/07      1,509,765
 1,000    Northern Palm Beach Cnty Impt Dist FL Wtr
          Ctl & Impt Unit Dev 16 Rfdg................. 7.500    08/01/24      1,019,530
 1,500    Orange Cnty, FL Hlth Facs Auth Adventist
          Hlth Sys Enbelt Oblig....................... 6.375    11/15/20      1,488,945
 1,560    Orange Cnty, FL Hlth Facs Auth Rev Hosp
          Adventist Hlth Sys.......................... 5.875    11/15/11      1,553,588

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.625%   07/01/20   $  2,220,663
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.750    07/01/26      2,427,435
 2,000    Orange Cnty, FL Hlth Facs Auth Westminster
          Cmnty Care.................................. 6.600    04/01/24      1,788,400
 2,395    Pinellas Cnty, FL Edl Fac Auth Rev College
          Harbor Proj Ser A........................... 8.250    12/01/21      2,273,166
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Ppty (b).......................... 6.700    07/01/25      5,367,120
 1,000    Stoneybrook West Cmnty Dev Ser B............ 6.450    05/01/10        994,640
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (d) (g)......................... 10.000   12/15/11      5,140,800
   815    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj............... 8.500    05/01/17        870,542
 2,000    Tara Cmnty Dev Dist 1 FL Cap Impt Rev
          Ser B....................................... 6.750    05/01/10      2,002,760
 2,000    University Square Cmnty Dev Dist FL Cap Impt
          Rev......................................... 6.750    05/01/20      1,985,900
 1,500    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B....................................... 6.350    05/01/05      1,501,950
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg................................... 7.625    11/01/26      2,316,460
                                                                           ------------
                                                                             68,339,244
                                                                           ------------
          GEORGIA  3.8%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev South
          GA Methodist Ser A Rfdg..................... 6.375    05/15/29      1,712,440
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts Proj
          Ser A....................................... 8.500    04/01/26     20,098,294
19,000    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts Proj
          Ser C (h)................................... 2.400    04/01/26      2,804,400
 2,500    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A...... 6.750    07/01/30      2,374,125
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................... 6.375    10/01/28      1,311,450

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          GEORGIA (CONTINUED)
$4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev......................................... 6.500%   02/01/28   $  3,775,880
 2,000    Fulton Cnty, GA Residential Care Sr Lien Rha
          Asstd Living Ser A.......................... 7.000    07/01/29      1,744,840
                                                                           ------------
                                                                             33,821,429
                                                                           ------------
          HAWAII  0.6%
   810    Hawaii St Dept of Trans Spl Fac Continental
          Airls Inc................................... 5.625    11/15/27        667,837
 3,000    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd).................................   *      07/01/14      1,392,180
 4,245    Honolulu, HI City & Cnty Wastewtr Sys Rev
          (FGIC Insd)................................. 4.500    07/01/28      3,415,824
                                                                           ------------
                                                                              5,475,841
                                                                           ------------
          IDAHO  0.6%
 1,000    Idaho Hlth Facs Auth Rev Vly Vista Care Ser
          A Rfdg...................................... 7.875    11/15/29        960,830
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc. ................. 8.250    11/01/02      4,356,459
                                                                           ------------
                                                                              5,317,289
                                                                           ------------
          ILLINOIS  7.7%
 2,500    Bolingbrook, IL Cap Apprec
          Ser B (MBIA Insd)...........................   *      01/01/29        458,950
 1,790    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04).................... 9.000    01/01/11      2,044,252
 1,000    Cary, IL Spl Tax Spl Svc Area No 1 Cambridge
          Ser A....................................... 7.625    03/01/30      1,015,130
15,800    Chicago, IL Brd Edu Cap Apprec Sch Reform
          Ser B-1 (FGIC Insd).........................   *      12/01/22      4,259,838
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (e)............................. 0/5.700  01/01/25      2,123,700
 3,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A............... 7.875    11/01/25      3,063,630
 2,505    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B...................... 8.950    05/01/18      2,585,260
 3,375    Chicago, IL Rev Chatham Ridge Tax
          Increment................................... 10.250   01/01/07      3,446,347
   960    Chicago, IL Tax Increment................... 7.250    01/01/14        989,002
10,000    Chicago, IL Wastewtr Trans Rev Cap Apprec
          Rfdg Ser A (MBIA Insd)......................   *      01/01/22      2,817,100
 3,900    Cook Cnty, IL Cmnty Cons Dist No 021
          Wheeling Cap Apprec.........................   *      12/01/18      1,382,316
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A........................................... 5.875    11/15/29      1,192,335

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg......................... 6.550%   11/15/29   $  2,391,984
 2,000    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................ 8.500    12/01/15      2,204,740
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A........................................... 6.250    03/01/09        272,373
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A........................................... 6.500    03/01/29      2,474,362
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax....... 6.300    03/01/28        920,200
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................ 8.000    11/15/16      1,444,649
 1,500    Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj............................. 7.500    08/15/26      1,516,650
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg............................ 7.400    08/15/23      2,946,150
 4,145    Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D....................................... 9.500    11/15/15      4,259,443
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded Proctor Cmnty
          Hosp Proj 02/15/05)......................... 8.000    02/15/25      1,132,290
 1,000    Illinois Hlth Facs Auth Rev Central Baptist
          Home Proj................................... 7.125    11/15/29        943,380
 2,000    Illinois Hlth Facs Auth Rev................. 7.500    01/01/11      1,776,320
 1,440    Illinois Hlth Facs Auth Rev Silver Cross
          Hosp & Med Rfdg............................. 5.500    08/15/19      1,262,592
 4,175    Illinois Hlth Facs Auth Rev Silver Cross
          Hosp & Med Rfdg............................. 5.500    08/15/25      3,547,539
 4,575    Illinois Hlth Facs Auth Rev West Suburban
          Hosp Ser A Rfdg............................. 5.750    07/01/20      3,882,574
 1,800    Peoria, IL Spl Tax Weaver Ridge Spl Svc
          Area........................................ 8.050    02/01/17      1,898,334
 2,095    Regional Tran Auth IL Ser B (AMBAC Insd).... 8.000    06/01/17      2,684,470
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (d).............................. 8.375    10/15/16      1,027,813
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (d).............................. 8.375    10/15/16        402,188
   613    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................. 7.250    10/15/09        582,751
 2,652    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................. 7.250    10/15/24      2,433,396
 1,231    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser D..................................   *      10/15/09        575,584
 1,705    St Charles, IL Spl Svc Area No 21........... 6.625    03/01/28      1,572,487

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  995    Sterling IL Rev Hoosier Care Proj Ser A..... 7.125%   06/01/34   $    897,052
   470    Will Cnty, IL Forest Presv Dist Ser B (FGIC
          Insd).......................................   *      12/01/13        231,470
                                                                           ------------
                                                                             68,658,651
                                                                           ------------
          INDIANA  2.4%
   825    Crawfordsville, IN Redev Comm Redev Dist Tax
          Increment Rev............................... 7.000    02/01/12        812,996
 2,000    East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.................................. 6.700    11/01/12      1,836,920
 1,990    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................. 7.125    06/01/34      1,794,104
   970    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.300    12/01/23        828,283
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.400    12/01/33      2,517,420
 4,000    Indiana St Dev Fin Auth Pollutn Ctl Rev
          Inland Steel Co Proj No 13 Rfdg............. 7.250    11/01/11      3,852,600
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac
          Federal Express Corp Proj................... 7.100    01/15/17      3,165,420
 5,850    Indianapolis, IN Arpt Auth Rev Spl Fac
          United Airls Proj Ser A..................... 6.500    11/15/31      5,630,801
 1,000    South Bend, IN Econ Dev Rev Ser A........... 6.250    11/15/29        848,000
                                                                           ------------
                                                                             21,286,544
                                                                           ------------
          IOWA  0.1%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage Grove
          Rfdg........................................ 5.875    07/01/28      1,208,100
                                                                           ------------

          KANSAS  0.4%
   430    Kansas City, KS Crawford Cnty Leavenworth
          Single Family Mtg Rev (AMBAC Insd)..........   *      04/01/16         82,818
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser
          A Rfdg...................................... 8.000    07/01/16      1,036,080
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg.................................. 8.000    07/01/16      1,040,960
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg,
          Inc. Ser A.................................. 8.000    05/15/30      1,004,730
                                                                           ------------
                                                                              3,164,588
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          KENTUCKY  1.1%
$2,300    Jefferson Cnty, KY Hosp Rev (MBIA Insd)
          (Inverse Fltg).............................. 8.395%   10/01/08   $  2,509,875
   900    Jefferson Cnty, KY Hosp Rev (Prerefunded @
          10/01/02) (MBIA Insd) (Inverse Fltg)........ 8.445    10/01/08        987,750
 2,000    Kenton Cnty, KY Aprt Brd Rev Spl Facs Delta
          Airls Proj.................................. 7.250    02/01/22      2,065,820
 1,000    Kenton Cnty, KY Aprt Brd Spl Facs Rev Mesaba
          Aviation Inc Proj Ser A..................... 6.700    07/01/29        949,100
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg Pub
          Pkg & Plaza A 1............................. 8.500    01/01/27      2,964,570
                                                                           ------------
                                                                              9,477,115
                                                                           ------------
          LOUISIANA  2.1%
 5,755    Jefferson, LA Sales Tax Dist Spl Sales Tax
          Rev (FSA Insd)..............................   *      12/01/14      2,660,076
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A............................ 7.125    01/01/28      3,755,960
 2,000    Louisiana Loc Govt Envir Facs Hlthcare Saint
          James Place Ser A Rfdg...................... 8.000    11/01/29      1,944,920
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare.................................... 6.375    10/01/20        853,250
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare.................................... 6.375    10/01/28        820,390
 4,875    Louisiana Hlth Edl Auth Rev Lambeth House
          Ser A Rfdg.................................. 5.250    01/01/05      4,685,655
 3,805    Louisiana St Univ Agric & Mech College Univ
          Rev......................................... 5.750    10/30/18      3,586,348
                                                                           ------------
                                                                             18,306,599
                                                                           ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Edl Facs Auth Rev Ser B
          (FSA Insd).................................. 7.000    07/01/24         27,490
                                                                           ------------

          MARYLAND  1.2%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A.................................. 7.250    11/01/29        910,520
 2,000    Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Ser B Rfdg.................. 7.500    06/01/15      2,025,860
   985    Maryland St Econ Dev Corp Rev Air Cargo BWI
          LLC Proj.................................... 6.250    07/01/07        951,786
 1,260    Maryland St Econ Dev Corp Rev Air Cargo BWI
          LLC Proj.................................... 6.500    07/01/24      1,141,635

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial Projs
          In Edl Ser A................................ 6.400%   09/01/28   $  2,685,720
 3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A.............................. 8.000    07/01/26      3,266,760
                                                                           ------------
                                                                             10,982,281
                                                                           ------------
          MASSACHUSETTS  3.5%
 3,945    Massachusetts St Dev Fin Agy New England
          Center For Children......................... 6.000    11/01/19      3,312,380
 1,000    Massachusetts St Dev Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 7.750    06/01/18        995,270
 3,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Cent Inc................................. 6.375    07/01/29      2,913,150
 2,990    Massachusetts St Dev Fin Agy Rev Hlthcare
          Facility Alliance Ser A..................... 7.100    07/01/32      2,766,079
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp Human
          Svs Providers Ser A......................... 8.000    07/01/20        992,170
 4,000    Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)................................. 5.000    07/01/13      3,873,240
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd).............. 6.650    07/01/19      1,997,313
   750    Massachusetts St Indl Fin Agy First Mtg
          Pilgrim Inc Proj............................ 6.500    10/01/15        666,158
   575    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent............................. 8.000    12/01/06        599,248
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent............................. 8.375    12/01/13      1,182,672
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent............................. 8.500    12/01/20        738,571
 1,170    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 6.200    06/01/08      1,095,003
 2,965    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth................................. 6.375    06/01/18    2,617,205 ]
 5,800    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting.......................... 9.250    06/01/10      5,877,488
 2,000    Massachusetts St Indl Fin Agy Trustees
          Deerfield Academy........................... 6.750    10/01/28      1,723,200
                                                                           ------------
                                                                             31,349,147
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MICHIGAN  2.2%
$5,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev (MBIA Insd)............................. 4.750%   07/01/25   $  4,273,350
   995    Detroit, MI Loc Dev Fin Auth Ser C.......... 6.850    05/01/21        974,523
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd)........................... 6.655    07/01/23      2,956,625
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A............... 7.500    07/01/13      2,400,014
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A............... 7.750    07/01/19      3,488,173
 3,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A............................ 5.250    08/15/23      2,189,280
 2,000    Michigan St Hosp Fin Auth Rev Detroit Med
          Cent Oblig Ser A............................ 5.250    08/15/28      1,414,820
 8,774    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj..................... 8.000    12/01/27      1,754,817
   485    Saint Clair Cnty, MI Econ Dev Corp Kmart
          Proj........................................ 9.500    02/01/06        490,078
                                                                           ------------
                                                                             19,941,680
                                                                           ------------
          MINNESOTA  1.3%
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A................... 6.000    10/01/28        823,440
 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B................... 6.000    10/01/33      1,631,100
 2,000    Carlton, MN Hlth & Hsg Facs Intermediate
          Faith Social Svcs Inc Proj.................. 7.500    04/01/19      1,927,560
 1,425    Columbia Heights, MN Multi-Family Crest View
          Corp Proj................................... 6.000    03/01/33      1,189,875
   500    Dakota Cnty, MN Hsg & Redev................. 6.000    11/01/09        478,060
 2,500    Dakota Cnty, MN Hsg & Redev................. 6.250    05/01/29      2,306,900
   800    Little Canada, MN Fac Rev Hsg Alt Dev Co
          Proj Ser A.................................. 6.100    12/01/17        746,744
 1,000    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg (a).......... 9.250    02/01/22      1,029,080
 1,500    St Paul, MN Port Auth Hotel Fac Rev Radisson
          Kellogg Proj Ser 2.......................... 7.375    08/01/29      1,472,385
                                                                           ------------
                                                                             11,605,144
                                                                           ------------
          MISSOURI  1.6%
   580    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................ 7.250    04/01/07        572,170
 3,095    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................ 7.625    04/01/17      3,026,136

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MISSOURI (CONTINUED)
$  675    Ferguson, MO Tax Increment Rev Crossings at
          Halls Ferry Proj............................ 7.625%   04/01/18   $    659,549
   905    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg........ 8.250    12/01/15        939,182
 1,525    Jefferson Cnty, MO Jr College Jefferson
          College..................................... 7.250    07/01/31      1,452,761
   995    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj............................. 6.250    04/01/30        918,614
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Facs
          Rev......................................... 6.500    12/01/28      4,260,000
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)...... 6.000    06/01/15      1,080,780
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj............................ 6.150    12/01/33      1,786,360
                                                                           ------------
                                                                             14,695,552
                                                                           ------------
          NEBRASKA  0.3%
 1,400    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 9.305    09/19/23      1,477,000
 1,200    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 10.517   09/10/30      1,246,500
                                                                           ------------
                                                                              2,723,500
                                                                           ------------
          NEVADA  0.2%
 2,500    Clark Cnty, NV Indl Dev Rev Adj NV Power Co
          Proj Ser C Rfdg............................. 5.500    10/01/30      2,108,575
                                                                           ------------

          NEW HAMPSHIRE  1.5%
 2,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................. 7.350    01/01/18      2,030,480
 2,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights.................. 7.450    01/01/25      2,024,740
 4,000    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Hosp Catholic Med Cent Rfdg................. 8.250    07/01/13      4,045,240
 3,285    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Vly Regl Hosp............................... 7.350    04/01/23      3,286,872
 1,000    New Hampshire Hlth & Ed Facs New Hampshire
          College Issue............................... 7.500    01/01/31      1,022,760
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A..................... 6.875    10/01/19        932,920
                                                                           ------------
                                                                             13,343,012
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY  2.4%
$2,240    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig...................................... 8.400%   04/01/24   $  2,181,447
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev......................................... 6.750    08/01/30      1,748,660
 1,000    New Jersey Econ Dev Auth Econ Dev Rev....... 6.375    04/01/18        988,070
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................... 8.000    11/15/15        974,260
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................... 8.500    11/01/16      1,051,380
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................... 8.625    11/01/25      1,582,950
 1,765    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A.................................. 6.125    06/01/18      1,604,085
 2,000    New Jersey Econ Dev Auth Rev Sr Living Facs
          Esplandade.................................. 7.000    06/01/39      1,775,660
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @ 05/15/06).... 8.750    05/15/26      3,638,640
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Ser A Rfdg............................. 6.000    05/15/28        409,070
 1,000    New Jersey Econ Dev Auth Seabrook Vlg Ser
          A........................................... 8.125    11/15/18        979,010
 1,440    New Jersey Econ Dev Auth Seabrook Vlg Ser
          A........................................... 8.125    11/15/23      1,385,510
 1,550    New Jersey Hlthcare Fac Fin Auth Rev Raritan
          Bay Med Cent Issue Rfdg..................... 7.250    07/01/14      1,451,978
 1,275    New Jersey St Edl Fac Auth Rev Felician
          College of Lodi Ser D....................... 7.375    11/01/22      1,346,706
                                                                           ------------
                                                                             21,117,426
                                                                           ------------
          NEW MEXICO  1.0%
 5,300    Albuquerque, NM Retirement Facs Rev
          Louisiana Vida Liena Proj Ser B Rfdg........ 6.600    12/15/28      4,554,025
 2,135    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B 1................... 6.600    10/15/28      1,996,012
 2,000    Farmington, NM Pollutn Ctl Rev El Paso Elec
          Ser A Rfdg.................................. 6.150    11/01/13      2,001,580
                                                                           ------------
                                                                              8,551,617
                                                                           ------------
          NEW YORK  6.6%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................ 6.875    06/01/39        917,860
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev..................................... 6.375    12/01/37      2,207,928

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$3,250    Huntington, NY Hsg Auth Sr Hsg Fac Rev
          Gurwin Jewish Sr Residences Ser A........... 6.000%   05/01/29   $  2,658,175
 1,500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg................ 7.500    03/01/26      1,705,575
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A.................... 6.250    03/01/28        765,620
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj........................................ 8.000    11/15/15      2,437,120
 3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....... 6.250    11/15/06      3,223,710
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....... 6.375    11/15/07      1,618,530
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....... 6.500    11/15/09      2,167,320
 3,000    New York City Indl Dev Agy Field Hotel Assoc
          Lp JFK Rfdg................................. 6.000    11/01/28      2,568,330
 1,250    New York City Indl Dev Agy Laguardia Assoc
          Lp Proj Rfdg (a)............................ 6.000    11/01/28      1,070,138
10,330    New York City Adj Subser A-1................ 5.750    08/01/12     10,567,280
 5,000    New York City Ser A......................... 7.000    08/01/07      5,562,150
 5,000    New York Ser A.............................. 6.000    05/15/30      5,123,300
 2,425    New York City Ser C......................... 6.600    08/01/09      2,527,771
 3,000    New York City Ser D Rfdg.................... 8.000    02/01/05      3,387,360
 2,375    New York St Dorm Auth City Univ Sys
          Consolidated Gen 1.......................... 5.375    07/01/25      2,268,505
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).......................... 8.001    04/01/20      2,737,500
   500    Peekskill, NY Indl Dev Agy Sr Drum Hill Sr
          Living Proj................................. 6.375    10/01/28        430,660
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev... 6.875    06/01/39      1,775,920
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev................... 7.250    11/01/28        995,270
 1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A (a)......... 6.375    12/01/17      1,402,860
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp Sr
          Hsg Inc Ser A............................... 7.375    07/01/30      1,002,870
                                                                           ------------
                                                                             59,121,752
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NORTH CAROLINA  0.7%
$5,510    Charlotte, NC Spl Facs Rev Charlotte Douglas
          Intl Rfdg................................... 5.600%   07/01/27   $  4,092,387
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes...................... 7.000    10/01/17      1,973,640
                                                                           ------------
                                                                              6,066,027
                                                                           ------------
          NORTH DAKOTA  0.2%
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj........................................ 6.250    12/01/34        717,770
 1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj........................................ 6.375    12/01/34        738,730
                                                                           ------------
                                                                              1,456,500
                                                                           ------------
          OHIO  1.4%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp.................................. 5.375    11/15/24      1,204,590
 2,250    Cleveland, OH Arpt Spl Rev Continental Airls
          Inc Rfdg.................................... 5.700    12/01/19      1,960,717
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
          Lane Apts Proj Ser A........................ 8.250    07/01/28      1,545,000
 2,760    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj........................................ 6.300    04/01/22      2,443,787
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg (a)......................... 6.500    08/15/20      1,476,855
 2,970    Madison Cnty, OH Hosp Impt Rev Madison Cnty
          Hosp Proj Rfdg.............................. 6.400    08/01/28      2,554,913
 2,500    Ohio St Solid Waste Rev CSC Ltd Proj (d).... 8.500    08/01/22        700,000
 3,700    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................. 8.250    10/01/14        733,710
 1,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................. 9.000    06/01/21        197,640
                                                                           ------------
                                                                             12,817,212
                                                                           ------------
          OKLAHOMA  1.2%
   750    Langston, OK Econ Dev Langston Cmnty, Dev
          Corp Proj Ser A............................. 7.000    08/01/10        733,020
   750    Langston, OK Econ Dev Langston Cmnty, Dev
          Corp Proj Ser A............................. 7.400    08/01/17        726,728
 1,000    Langston, OK Econ Dev Langston Cmnty, Dev
          Corp Proj Ser A............................. 7.625    08/01/20        977,200
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg............................. 7.000    04/01/25        978,810

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OKLAHOMA (CONTINUED)
$1,065    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
          Sys Ser A Rfdg (a).......................... 5.750%   08/15/12   $    883,332
 3,250    Tulsa Cnty, OK Pub Fac Auth................. 6.250    11/01/22      3,222,862
 3,000    Tulsa, OK Muni Arpt Trust Rev American Airls
          Proj Rfdg................................... 6.250    06/01/20      2,953,020
                                                                           ------------
                                                                             10,474,972
                                                                           ------------
          OREGON  1.0%
 2,000    Clackamas Cnty, OR Hosp Fac Auth Rev
          Willamette View Inc Proj Ser A.............. 7.500    11/01/29      2,046,640
 1,245    Clatsop Care Cent Hlth Dist OR Rev Sr Hsg... 6.000    08/01/14      1,100,393
 2,145    Clatsop Care Cent Hlth Dist OR Rev Sr Hsg... 6.875    08/01/28      1,857,120
 4,000    Oregon St Hlth Hsg Edl & Cultural Facs
          Auth........................................ 7.250    06/01/28      3,803,240
                                                                           ------------
                                                                              8,807,393
                                                                           ------------
          PENNSYLVANIA  8.7%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B........................................... 9.250    11/15/15      1,983,580
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B........................................... 9.250    11/15/22      1,891,580
 1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B........................................... 9.250    11/15/30        935,540
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev......................................... 6.625    09/01/24      1,823,060
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg........................................ 7.750    05/01/20      6,441,780
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06)................................... 7.700    05/15/22      1,152,810
 1,900    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlth Care Fac Chandler...................... 6.200    05/01/19      1,655,508
 3,500    Cambria Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Bethlehem Steel Corp Proj Rfdg.......... 7.500    09/01/15      3,530,380
 2,500    Cliff House Ctf Trust Var Sts Variable Ctfs
          Partn Ser A................................. 6.625    06/01/27      2,267,500
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
          Mtg Woods Cedar Run Ser A Rfdg.............. 6.500    11/01/28      1,671,040
 5,000    Dauphin Cnty, PA Genl Auth Rev Hotel & Conf
          Cent Hyatt Regency.......................... 6.200    01/01/29      4,492,800
 3,000    Dauphin Cnty, PA Genl Auth Rev Office & Pkg
          Riverfront Office........................... 6.000    01/01/25      2,823,000
 1,500    Delaware Cnty, PA Auth First Mtg Rev Riddle
          Vlg Proj.................................... 7.000    06/01/21      1,469,355
 1,000    Grove City, PA Area Hosp Auth Hlth Fac
          Rev......................................... 6.625    08/15/29        892,850
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................. 7.270    06/18/15      3,657,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Cent
          Saint Anne's Home........................... 6.625%   04/01/28   $    887,670
 2,000    Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
          Oblig Group Rfdg (a)........................ 6.000    11/01/23      1,646,540
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj........................... 6.100    06/01/18        850,160
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj........................... 6.300    06/01/28        824,900
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev......................................... 6.750    07/01/29      1,755,140
 7,100    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Proj Ser A
          (Prerefunded @ 12/01/00).................... 10.000   12/01/19      7,302,847
   500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................. 7.000    12/01/10        490,340
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................. 7.250    12/01/15      2,470,250
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg................. 7.400    12/01/20      5,980,440
   970    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy.......................... 7.750    09/01/24        988,313
 1,485    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev......................................... 7.125    10/01/29      1,423,729
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D....................... 7.050    12/01/10      3,071,730
 5,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)....................................... 8.963    09/01/26      5,962,500
 1,000    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev.................................. 4.500    07/15/21        825,630
 1,000    Pennsylvania St Higher Edl Student Assn Inc
          Proj Ser A.................................. 6.750    09/01/32        959,220
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
          Rfdg (a).................................... 7.750    12/01/17      2,267,777
 1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg.................................... 7.250    01/15/17      1,395,075
 2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg.................................... 7.350    01/15/22      1,834,460
                                                                           ------------
                                                                             77,625,004
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          RHODE ISLAND  0.4%
$1,930    Providence, RI Redev Agy Ctfs Partn Ser A... 8.000%   09/01/24   $  1,991,991
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place............................ 7.250    07/01/20      1,725,775
                                                                           ------------
                                                                              3,717,766
                                                                           ------------
          SOUTH CAROLINA  1.4%
   115    Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)....................................... 7.000    06/01/19        124,476
 2,385    Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)........ 7.000    06/01/19      2,619,517
 3,500    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldgs Rfdg.................................. 6.950    08/10/28      1,715,000
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Var Rate Cpn)................... 8.250    06/15/04        988,440
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj........................ 7.750    10/01/24      1,925,400
 1,250    South Carolina Jobs Econ Impt Palmetto Hlth
          Alliance Ser A.............................. 7.125    12/15/15      1,268,650
 4,000    South Carolina St Hsg Fin & Dev Auth Multi-
          Family Rev.................................. 6.750    05/01/28      3,812,720
                                                                           ------------
                                                                             12,454,203
                                                                           ------------
          SOUTH DAKOTA  0.3%
   805    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A.................................. 5.500    12/15/08        764,863
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A.................................. 6.000    12/15/18      1,630,212
                                                                           ------------
                                                                              2,395,075
                                                                           ------------
          TENNESSEE  2.5%
 1,000    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg........................ 7.000    12/15/12        974,220
 5,000    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg........................ 7.000    12/15/12      4,871,100
 3,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg........................................ 7.750    07/01/29      2,950,620
 3,000    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Edl Rev Bond Receipt Ser A6
          (FSA Insd).................................. 7.350    01/01/30      3,213,030
 6,065    Sullivan Cnty, TN Hlth Edl & Hsg Facs Brd
          Rev......................................... 8.410    11/01/19      6,581,799

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TENNESSEE (CONTINUED)
$3,150    Trenton, TN Hlth & Edl Facs Brd Rev Inc Proj
          Ser A....................................... 10.000%  11/01/19   $  3,399,700
 1,160    Trenton, TN Hlth & Edl Facs Brd Rev Inc Proj
          Ser B (d)................................... 10.000   11/01/20        150,823
                                                                           ------------
                                                                             22,141,292
                                                                           ------------
          TEXAS  10.9%
 1,000    Abia Dev Corp TX Arpt Facs Rev Austin Belly
          Port Dev LLC Proj Ser A..................... 6.250    10/01/08        955,030
 3,000    Abia Dev Corp TX Arpt Facs Rev Austin Belly
          Port Dev LLC Proj Ser A..................... 6.500    10/01/23      2,756,490
 1,500    Abilene, TX Hlth Facs Dev Sears Methodist
          Retirement Ser A............................ 5.875    11/15/18      1,261,695
 2,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd)....................................... 8.277    01/03/22      2,162,500
 1,000    Atlanta, TX Hosp Auth Hosp Fac Rev.......... 6.700    08/01/19        914,680
 2,035    Atlanta, TX Hosp Auth Hosp Fac Rev.......... 6.750    08/01/29      1,832,517
 1,000    Austin, TX Bergstorm Landhost Entmt Sr Ser
          A........................................... 6.750    04/01/27        942,370
 1,995    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev................................ 7.600    12/01/17      1,874,961
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev Baptist
          Hlth Sys Ser A Rfdg (MBIA Insd)............. 6.000    11/15/12      1,067,050
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev Baptist
          Hlth Sys Ser A Rfdg (MBIA Insd)............. 6.000    11/15/13      2,521,846
 1,165    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....   *      08/01/01        914,525
   335    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....   *      08/01/02        262,975
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....   *      08/01/11        647,875
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (d)......................................... 8.750    08/01/11        685,875
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (d)......................................... 8.750    08/01/12      2,362,950
 3,205    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................. 6.375    05/01/35      3,119,811
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Var Rate Cpn)......... 8.920    04/01/04      2,502,100
 3,275    Grapevine Colleyville Indpt Sch Dist TX.....   *      08/15/14      1,517,635
 6,900    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airls....................................... 6.125    07/15/17      6,314,604
 5,000    Houston, TX Arpt Sys Rev Spl Facs Contl Ser
          C........................................... 5.700    07/15/29      4,124,750
 2,655    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/18        909,975

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$4,820    Leander, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/21   $  1,347,190
 8,880    Lower Co River Auth TX Rev Ser A Rfdg (FSA
          Insd Insd).................................. 5.976%   05/15/14      9,620,681
 3,750    Lower Co River Auth TX Rev Ser A Rfdg (FSA
          Insd Insd).................................. 5.976    05/15/15      4,028,475
 1,500    Lubbock, TX Hlth Facs Dev Corp Rev First Mtg
          Carillon Proj A............................. 6.500    07/01/19      1,326,045
 2,500    Matagorda Cnty, TX Navigation Dist No 1
          Houton Lighting Pwr Co Rfdg (AMBAC Insd).... 5.125    11/01/28      2,253,600
 3,355    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
          Meadow Parc Apts Proj....................... 6.500    12/01/30      3,105,589
 7,800    Port Corpus Christi, TX Indl Valero Conv Ser
          C Rfdg...................................... 5.400    04/01/18      6,851,520
 1,180    Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/17        432,222
 1,175    Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/20        351,114
 1,175    Pottsboro, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/23        287,452
 6,000    Rockwall, TX Indpt Sch Dist Cap Apprec Rfdg
          (PSF Insd)..................................   *      08/15/18      2,056,440
   250    San Antonio, TX Hlth Fac Dev Corp Rev Encore
          Nursing Cent Partn (a)...................... 8.250    12/01/19        262,255
 2,278    Texas Gen Svcs Comm Partn Interests......... 7.250    08/15/11      2,329,676
 8,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (GNMA Collateralized) (Inverse Fltg).... 6.900    07/02/24      8,453,680
 2,985    Texas St Higher Edl Coordinating Brd College
          Student Ln (e).............................. 0/7.850  10/01/25      3,042,252
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded @
          01/01/05) (FGIC Insd)....................... 6.750    01/01/15      2,196,840
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded @
          01/01/05) (FGIC Insd)....................... 6.600    01/01/23      2,185,380
 5,000    West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.... 8.200    03/15/21      5,149,850
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj........................................ 7.500    12/01/29      2,496,675
                                                                           ------------
                                                                             97,429,150
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          UTAH  0.5%
$1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800%   09/01/15   $    885,260
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 8.000    09/01/20      1,030,548
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800    09/01/25        857,030
   225    Saint George, UT Indl Dev Rev Kmart Corp Ser
          1984A....................................... 10.750   10/15/08        230,168
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (d)................ 7.550    07/01/27         95,000
   900    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)............................. 6.100    07/01/13        938,196
                                                                           ------------
                                                                              4,036,202
                                                                           ------------
          VERMONT  0.4%
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental.......................... 6.000    12/15/09        940,700
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev Health
          Ser A....................................... 6.125    12/15/14        895,380
 1,015    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj.............. 6.250    04/01/29        866,566
 1,000    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Bennington College Proj..................... 6.625    10/01/29        990,460
                                                                           ------------
                                                                              3,693,106
                                                                           ------------
          VIRGINIA  1.6%
 5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Cent
          Apts Ser A Rfdg............................. 6.375    04/01/34      4,601,050
 2,650    Fairfax Cnty, VA Park Auth Park Fac Rev..... 6.625    07/15/20      2,712,832
 1,000    Greensville Cnty, VA Indl Dev Wheeling Steel
          Proj Ser A.................................. 7.000    04/01/14        903,080
 5,000    Peninsula Ports Auth VA Rev Port Fac Zeigler
          Coal Rfdg................................... 6.900    05/02/22      2,450,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................ 7.450    01/01/09      1,543,710
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj...................... 7.250    11/01/24      1,703,043
                                                                           ------------
                                                                             13,913,715
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          WASHINGTON  0.9%
$1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Valley Hosp...................... 7.250%   12/01/15   $    982,740
 3,500    Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev.................................... 7.600    03/01/27      3,483,480
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
          Proj........................................ 6.000    04/01/28      1,789,840
 5,500    Washington St Pub Pwr Supply Comp Interest
          Ser C Rfdg (MBIA Insd)......................   *      07/01/17      2,117,005
                                                                           ------------
                                                                              8,373,065
                                                                           ------------
          WISCONSIN  1.7%
   800    Baldwin, WI Hosp Rev Mtg Ser A.............. 6.125    12/01/18        712,744
 2,590    Baldwin, WI Hosp Rev Mtg Ser A.............. 6.375    12/01/28      2,270,368
 3,825    Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg................ 9.500    11/15/12      3,930,608
 2,070    Wisconsin St Hlth & Edl Fac Auth Rev Eau
          Claire Manor (d)............................ 9.625    06/01/13      1,700,588
 1,115    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj................ 5.750    10/01/18        960,818
 2,485    Wisconsin St Hlth & Edl Fac Auth Rev Spl
          Term Middleton Glen Inc Proj................ 5.750    10/01/28      2,054,847
   360    Wisconsin St Hlth & Edl Facs Auth Rev Spl
          Term Middleton Glen Inc Proj................ 5.900    10/01/28        304,153
 3,000    Wisconsin St Hlth & Edl Milwaukee Catholic
          Home Proj................................... 7.500    07/01/26      3,039,720
                                                                           ------------
                                                                             14,973,846
                                                                           ------------
          PUERTO RICO  0.1%
 1,117    Centro de Recaudaciones de Ingresos Muni
          Ctfs Partn PR............................... 6.850    10/17/03      1,141,984
                                                                           ------------

          TOTAL MUNICIPAL BONDS  96.7%..................................    862,223,086

          TAXABLE NOTE  0.2%
 2,000    Divine Family Trust (g)..................... 6.000    10/29/04      2,000,000
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  96.9%
  (Cost $916,454,355)...................................................    864,223,086

SHORT-TERM INVESTMENTS  1.0%
  (Cost $9,130,000).....................................................      9,130,000
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

                                                                              MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  97.9%
  (Cost $925,584,355)...................................................   $873,353,086
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%.............................     18,649,613
                                                                           ------------

NET ASSETS  100.0%......................................................   $892,002,699
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Interest is accruing at less than the stated coupon.

(d) Non-Income producing security.

(e) Security is a "step up" bond where the coupon increases or steps up at a predetermined date.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(h) Interest only strip.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $925,584,355).......................  $  873,353,086
Cash........................................................           9,294
Receivables:
  Interest..................................................      18,695,288
  Investments Sold..........................................       6,367,866
  Fund Shares Sold..........................................         596,035
Other.......................................................          40,702
                                                              --------------
    Total Assets............................................     899,062,271
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,469,358
  Income Distributions......................................       1,902,959
  Fund Shares Repurchased...................................       1,233,842
  Distributor and Affiliates................................         569,012
  Investment Advisory Fee...................................         353,216
Trustees' Deferred Compensation and Retirement Plans........         274,065
Accrued Expenses............................................         257,120
                                                              --------------
    Total Liabilities.......................................       7,059,572
                                                              --------------
NET ASSETS..................................................  $  892,002,699
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,067,662,574
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (8,990,901)
Net Unrealized Depreciation.................................     (52,231,269)
Accumulated Net Realized Loss...............................    (114,437,705)
                                                              --------------
NET ASSETS..................................................  $  892,002,699
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $621,537,406 and 46,835,417 shares of
    beneficial interest issued and outstanding).............  $        13.27
    Maximum sales charge (4.75%* of offering price).........             .66
                                                              --------------
    Maximum offering price to public........................  $        13.93
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $221,362,668 and 16,684,872 shares of
    beneficial interest issued and outstanding).............  $        13.27
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,102,625 and 3,701,319 shares of
    beneficial interest issued and outstanding).............  $        13.27
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 65,794,526
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,568,962, $2,490,866 and $553,533,
  respectively).............................................     4,613,361
Investment Advisory Fee.....................................     4,597,639
Shareholder Services........................................       630,424
Legal.......................................................       148,100
Trustees' Fees and Related Expenses.........................       107,044
Custody.....................................................        95,618
Other.......................................................       784,577
                                                              ------------
    Total Operating Expenses................................    10,976,763
    Less Credit Earned Cash Balances........................        54,911
                                                              ------------
    Net Operating Expenses..................................    10,921,852
    Interest Expense........................................       130,939
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 54,741,735
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $28,638).......................................  $ (9,221,904)
  Options...................................................       181,514
  Futures...................................................    (1,392,019)
                                                              ------------
Net Realized Loss...........................................   (10,432,409)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (13,964,340)
  End of the Period:
    Investments.............................................   (52,231,269)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (38,266,929)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(48,699,338)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  6,042,397
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                    YEAR ENDED           YEAR ENDED
                                                SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................    $   54,741,735       $   59,506,011
Net Realized Loss.............................       (10,432,409)          (8,381,192)
Net Unrealized Depreciation During the
  Period......................................       (38,266,929)         (82,290,513)
                                                  --------------       --------------
Change in Net Assets from Operations..........         6,042,397          (31,165,694)
                                                  --------------       --------------

Distributions from Net Investment Income......       (53,887,116)         (59,506,011)
Distributions in Excess of Net Investment
  Income......................................               -0-             (851,426)
                                                  --------------       --------------
Total Distributions from and in Excess of Net
  Investment Income*..........................       (53,887,116)         (60,357,437)
                                                  --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................       (47,844,719)         (91,523,131)
                                                  --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................       109,779,988          277,570,061
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................        28,158,832           28,001,367
Cost of Shares Repurchased....................      (287,349,348)        (238,997,282)
                                                  --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................      (149,410,528)          66,574,146
                                                  --------------       --------------
TOTAL DECREASE IN NET ASSETS..................      (197,255,247)         (24,948,985)
NET ASSETS:
Beginning of the Period.......................     1,089,257,946        1,114,206,931
                                                  --------------       --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $8,990,901 and $9,871,263,
  respectively)...............................    $  892,002,699       $1,089,257,946
                                                  ==============       ==============

* Distributions by Class
----------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares..............................    $  (38,524,208)      $  (43,068,954)
  Class B Shares..............................       (12,570,099)         (14,016,298)
  Class C Shares..............................        (2,792,809)          (3,272,185)
                                                  --------------       --------------
                                                  $  (53,887,116)      $  (60,357,437)
                                                  ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
CLASS A SHARES                    SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $13.91      $15.08       $14.85      $14.47   $14.98   $13.85
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income.........      .77         .81          .64         .90      .96     1.02
  Net Realized and Unrealized
    Gain/Loss...................     (.63)      (1.17)         .22         .38     (.51)    1.07
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................      .14        (.36)         .86        1.28      .45     2.09
Less Distributions from and in
  Excess of Net Investment
  Income........................      .78         .81          .63         .90      .96      .96
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $13.27      $13.91       $15.08      $14.85   $14.47   $14.98
                                   ======      ======       ======      ======   ======   ======

Total Return (a)................    1.27%      -2.51%        6.00%*      9.05%    3.21%   15.52%
Net Assets at End of the Period
  (In millions).................   $621.5      $745.2       $771.4      $706.3   $671.9   $665.8
Ratio of Expenses to Average Net
  Assets (b)....................     .91%        .96%         .92%        .94%     .99%     .95%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.91%       5.46%        5.66%       6.09%    6.60%    7.05%
Portfolio Turnover..............      37%         77%          66%*        63%      59%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
CLASS B SHARES                    SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $13.90      $15.07       $14.84      $14.47   $14.98   $13.85
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income.........      .69         .69          .55         .77      .84      .91
  Net Realized and Unrealized
    Gain/Loss...................     (.64)      (1.16)         .23         .39     (.50)    1.07
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................      .05        (.47)         .78        1.16      .34     1.98
Less Distributions from and in
  Excess of Net Investment
  Income........................      .68         .70          .55         .79      .85      .85
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $13.27      $13.90       $15.07      $14.84   $14.47   $14.98
                                   ======      ======       ======      ======   ======   ======

Total Return (a)................     .48%      -3.25%        5.35%*      8.23%    2.40%   14.62%
Net Assets at End of the Period
  (In millions).................   $221.4      $282.5       $279.6      $229.6   $173.8   $137.9
Ratio of Expenses to Average Net
  Assets (b)....................    1.67%       1.73%        1.68%       1.71%    1.75%    1.70%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.15%       4.70%        4.90%       5.30%    5.84%    6.25%
Portfolio Turnover..............      37%         77%          66%*        63%      59%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
CLASS C SHARES                    SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $13.90      $15.07       $14.84      $14.47   $14.99   $13.85
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income.........      .69         .69          .55         .78      .85      .91
  Net Realized and Unrealized
    Gain/Loss...................     (.64)      (1.16)         .23         .38     (.52)    1.08
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................      .05        (.47)         .78        1.16      .33     1.99
Less Distributions from and in
  Excess of Net Investment
  Income........................      .68         .70          .55         .79      .85      .85
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $13.27      $13.90       $15.07      $14.84   $14.47   $14.99
                                   ======      ======       ======      ======   ======   ======

Total Return (a)................     .48%      -3.25%        5.35%*      8.23%    2.33%   14.70%
Net Assets at End of the Period
  (In millions).................   $ 49.1      $ 61.5       $ 63.2      $ 38.6   $ 18.8   $  9.5
Ratio of Expenses to Average Net
  Assets (b)....................    1.67%       1.73%        1.68%       1.71%    1.75%    1.69%
Ratio of Net Investment Income
  to Average Net Assets (b).....    5.15%       4.69%        4.90%       5.24%    5.84%    6.19%
Portfolio Turnover..............      37%         77%          66%*        63%      59%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C Shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $101,816,639 which expires between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses related to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $927,471,949, the aggregate gross unrealized appreciation is $24,936,333 and the aggregate gross unrealized depreciation is $79,055,196 resulting in net unrealized depreciation on long- and short-term investments of $54,118,863.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $25,743, were reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $54,911 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .50 of 1%
Over $500 million...........................................     .45 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $30,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $60,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $401,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $759,608,947, $251,849,650 and
$56,203,977 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    5,738,237    $  77,297,640
  Class B...............................................    1,708,319       23,070,944
  Class C...............................................      696,187        9,411,404
                                                          -----------    -------------
Total Sales.............................................    8,142,743    $ 109,779,988
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,581,326    $  21,157,427
  Class B...............................................      405,084        5,426,298
  Class C...............................................      120,681        1,575,107
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,107,091    $  28,158,832
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,062,902)   $(189,643,694)
  Class B...............................................   (5,747,388)     (77,082,705)
  Class C...............................................   (1,539,604)     (20,622,949)
                                                          -----------    -------------
Total Repurchases.......................................  (21,349,894)   $(287,349,348)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $850,797,574, $300,435,113 and
$65,840,415 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   13,253,619    $ 192,139,108
  Class B...............................................    4,333,895       63,782,837
  Class C...............................................    1,466,836       21,648,116
                                                          -----------    -------------
Total Sales.............................................   19,054,350    $ 277,570,061
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,403,007    $  20,426,304
  Class B...............................................      394,154        5,741,611
  Class C...............................................      125,823        1,833,452
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,922,984    $  28,001,367
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,242,352)   $(176,483,940)
  Class B...............................................   (2,963,915)     (42,910,916)
  Class C...............................................   (1,363,307)     (19,602,426)
                                                          -----------    -------------
Total Repurchases.......................................  (16,569,574)   $(238,997,282)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 703,436 and -0- Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended September 30, 2000 and the year ended September 30, 1999, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

on most redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                            CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                          ------------------------------
YEAR OF REDEMPTION                                        CLASS B                CLASS C
First...................................................   4.00%                  1.00%
Second..................................................   3.75%                   None
Third...................................................   3.50%                   None
Fourth..................................................   2.50%                   None
Fifth...................................................   1.50%                   None
Sixth...................................................   1.00%                   None
Seventh and Thereafter..................................    None                   None

    For the year ended September 30, 2000, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $86,200 and CDSC on redeemed shares of approximately $828,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $351,448,181 and $569,566,610, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at September 30, 1999...........................       500     $  15,486
Options Written and Purchased (Net).........................    11,900        63,536
Options Terminated in Closing Transactions (Net)............    (1,525)     (422,449)
Options Expired (Net).......................................   (10,875)      343,427
                                                               -------     ---------
Outstanding at September 30, 2000...........................       -0-     $     -0-
                                                               =======     =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................      590
Futures Opened..............................................    5,667
Futures Closed..............................................   (6,257)
                                                               ------
Outstanding at September 30, 2000...........................      -0-
                                                               ======

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $2,111,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, entered into a $100 million revolving credit agreement which expired September 30, 2000. The maximum amount available to any single fund was $75 million. Interest was charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% was charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 2000 was approximately $2,189,600 with an average interest rate of 5.98%. At September 30, 2000, the Fund did not have any outstanding borrowings under this agreement.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free High Income
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Tax Free High Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
November 8, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For the year ended September 30, 2000, 98.9% of the income distributions made by the Fund were exempt from federal income taxes. In January, 2001 the Fund will provide tax information to the shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                         TOP FIVE HOLDINGS       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25
            REPORT OF INDEPENDENT AUDITORS      33
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      34
     FUND OFFICERS AND IMPORTANT ADDRESSES      35

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998 -- September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998 -- September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
  NAV(1)                                  7.20%      6.63%      6.57%
-------------------------------------------------------------------------
One-year total return(2)                  3.72%      3.63%      5.57%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.97%      4.90%      4.89%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.70%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.14%      4.38%(3)    4.02%
-------------------------------------------------------------------------
Commencement date                      12/13/85   05/01/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.40%      3.82%      3.82%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.59%      6.59%      6.59%
-------------------------------------------------------------------------
SEC Yield(6)                              4.34%      3.72%      3.73%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2000.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

    Income may subject certain individuals to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(September 30, 1990--September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                          LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                                                        is an unmanaged, broad-based statistical
                                                   CALIFORNIA INSURED TAX FREE FUND*         composite of municipal bonds.+
                                                   ---------------------------------    ----------------------------------------
9/90                                                              9674                              10000
                                                                 10218                              10431
                                                                 10340                              10667
                                                                 10517                              10895
9/91                                                             10980                              11318
                                                                 11238                              11698
                                                                 11355                              11733
                                                                 11748                              12179
9/92                                                             12102                              12502
                                                                 12371                              12730
                                                                 12980                              13202
                                                                 13494                              13634
9/93                                                             14076                              14094
                                                                 14177                              14292
                                                                 13098                              13508
                                                                 13151                              13657
9/94                                                             13171                              13751
                                                                 12937                              13553
                                                                 13924                              14511
                                                                 14167                              14862
9/95                                                             14523                              15289
                                                                 15303                              15920
                                                                 14992                              15728
                                                                 15091                              15849
9/96                                                             15507                              16213
                                                                 15945                              16627
                                                                 15807                              16588
                                                                 16406                              17160
9/97                                                             16864                              17677
                                                                 17369                              18157
                                                                 17550                              18366
                                                                 17822                              18644
9/98                                                             18478                              19218
                                                                 18469                              19333
                                                                 18608                              19504
                                                                 18122                              19160
9/99                                                             17842                              19083
                                                                 17529                              18934
                                                                 18319                              19489
                                                                 18546                              19784
9/00                                                             19126                              20262
                                                                                Fund's Total Return
                                                                                1 Year Total Return 3.72%
                                                                                 5 Year Avg. Annual 4.97%
                                                                                10 Year Avg. Annual 6.70%
                                                                              Inception Avg. Annual 7.14%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0690
11/99                                                                           0.0690
12/99                                                                           0.0690
1/00                                                                            0.0670
2/00                                                                            0.0670
3/00                                                                            0.0670
4/00                                                                            0.0670
5/00                                                                            0.0670
6/00                                                                            0.0670
7/00                                                                            0.0670
8/00                                                                            0.0670
9/00                                                                            0.0670

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--September 30, 2000)

California Educational Facilities Authority Revenue
University Of The Pacific                                    3.9%
---------------------------------------------------------------------
California State Refunding                                   3.9%
---------------------------------------------------------------------
San Mateo County, CA Joint Powers Finance Authority Lease
Revenue Capital Projects Refunding                           3.5%
---------------------------------------------------------------------
San Jose, CA Finance Authority Revenue Convention Project    3.2%
---------------------------------------------------------------------
Corona, CA Redevelopment Agency Tax Allocation
Redevelopment Project Area A Refunding                       3.0%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
Tax District                                                                22.3                               25.2
Public Education                                                            18.9                               20.0
Public Building                                                             13.8                               13.6
General Purpose                                                             10.8                                9.1
Water & Sewer                                                               10.3                                6.2

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA
INSURED TAX FREE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY JOSEPH PIRARO, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND DURING THE PAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused prices to fall, which was a minor damper on the fund's net asset value during the period. Fortunately, the fund had only a small percentage of its assets in securities with maturities of 5 years or less.

    Long-term insured municipal bonds were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000 but eased off by month's end, as the yield on the 30-year insured municipal bond rose to about 5.85 percent.

    One of the positive aspects of this market volatility was the widening of the yield spread between insured municipals and lower-rated, higher-yielding/high-risk municipals. As investors sensed the market's uncertainty, fewer assets flowed into high-yielding municipal bonds, which are perceived to be more risky. This development favored the high-quality, insured holdings of the fund, as demand for California municipal securities remained strong, even though overall demand for municipal bonds was down.

    At the same time, supply in the municipal market has been sharply lower, especially in California, and fewer new bonds were insured (around 42 percent of all new California bonds, compared to more than 50 percent a year ago). Issuance of new municipal debt has declined because higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace. Also, the strong economy has allowed municipalities such as state governments to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings.

    This was especially true in California, where the state economy is booming and the state has built up a surplus of around $12 billion. The state's fiscal scenario is quite rosy, with a growing population, a well-diversified economy, and improving personal wealth indicators, such as rising personal income and strong real estate values.

    For the reporting period, the fund's relative performance was strong, primarily because we reduced the fund's holdings in the struggling health-care sector and took advantage of opportunities in the secondary market and of better relative values in selected state-specific issues. As of September 30, 2000, the fund achieved a 12-month total return of 7.20 percent (Class A shares at net asset value; if the maximum sales charge of 3.25 percent were included, the return would be lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.17 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was fairly stable, having been reduced once during the reporting period. And although the fund's monthly tax-exempt dividend was decreased to $.0670 from $.0690 per Class A share over the past 12 months, its distribution rate stood at 4.40 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.59 percent on a taxable investment (for an investor in the 42 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   With supply down and demand
still strong, we saw rising prices among California municipal bonds, so we had to rely on our research capabilities to find the best investment opportunities. At one point, the fund had a small position in bonds issued by municipalities of Puerto Rico and the Virgin Islands. These bonds were trading at a premium, so we chose to sell them and reinvest those assets when discounted issues or other attractive values presented themselves. Otherwise, the portfolio structure remained fairly constant over the past fiscal year, with few significant changes in the portfolio's allocation by market sector.

    Because of the low supply of bonds entering the primary market, we were more active in the secondary market. For example, early in 2000, the uncertainty surrounding the year 2000 transition created opportunities to buy deeply discounted bonds that had become oversold. We were able to pick up some good values in this sector of the market.

Q   WHICH SECTORS OF THE MARKET WERE
    YOU MOST CONCERNED ABOUT?

A   Since we're dealing with insured
bonds, we are comfortable with the credit quality of the portfolio, so we focus our attention to managing the fund's duration and market-based price and yield considerations. For example, the health-care sector has struggled, which was reflected in declining prices, so we were careful to protect the portfolio from excessive exposure to this sector. By the end of the reporting period, we had reduced the fund's holdings in health care to approximately 3 percent of the portfolio, down from roughly 7 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we will remain neutral with respect to our interest-rate outlook.

    We anticipate that total bond issuance may be stable to lower through year-end, as municipalities continue to be flush with cash and remain reluctant to issue new debt or refund outstanding debt at current market rates. We feel that the cost of insuring municipal bonds may be rising, which could further limit the supply of new insured bonds.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objectives over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  94.7%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
          Ser A (FSA Insd)............................   *      09/01/20   $    626,472
 5,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Sub Pub Impts Proj Ser (FSA Insd)....   *      09/01/27      1,052,650
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd).................. 8.370%   12/28/18      2,345,000
 3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Ser A2 (FSA Insd) (b).............. 6.400    12/15/14      3,272,610
 1,125    California Cmnty College Fin Auth Lease Rev
          Ser A (MBIA Insd)........................... 4.625    10/01/19      1,014,143
 7,000    California Edl Fac Auth Rev Univ Of The
          Pacific (MBIA Insd)......................... 5.875    11/01/20      7,364,140
 2,000    California Hlth Fac Fin Auth Rev Adventist
          Hlth Ser A Rfdg (MBIA Insd)................. 6.500    03/01/14      2,056,800
 2,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)................. 5.550    08/15/25      1,999,600
 1,085    California Pub Cap Impt Fin Auth Rev Pooled
          Proj Ser B (BIGI Insd)...................... 8.100    03/01/18      1,099,062
 1,050    California Spl Dist Assn Fin Corp Ctfs Partn
          Spl Dists Fin Pgm Ser DD (FSA Insd)......... 5.625    01/01/27      1,060,248
 1,250    California St (FGIC Insd)................... 6.250    09/01/12      1,429,563
 2,000    California St (FGIC Insd)................... 4.500    12/01/21      1,736,840
 7,750    California St Rfdg (FGIC Insd).............. 5.000    02/01/23      7,297,245
 4,125    California St Public Wks Brd Lease Rev CA St
          Univ Ser A Rfdg (AMBAC Insd)................ 5.500    10/01/14      4,291,402
 1,000    California Statewide Cmntys Dev Auth Ctfs
          Partn San Diego St Univ Fndtn Rfdg (AMBAC
          Insd)....................................... 5.250    03/01/22        979,180
 1,095    Cambell, CA Uni Sch Dist Rfdg (FGIC Insd)...   *      08/01/18        407,756
 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
          Impt Proj Ser A Rfdg (MBIA Insd)............ 7.000    08/01/12      2,416,920
 2,195    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
          Sys Impt Proj (AMBAC Insd)..................   *      08/01/30        386,627
 2,335    Chaffey, CA Union High Sch Dist Ser B (FGIC
          Insd)....................................... 5.500    08/01/16      2,418,756

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,205    Channel Islands Beach CA Cmnty Svcs Dist
          Ctfs Partn (FSA Insd)....................... 5.700%   09/01/21   $  1,235,932
 1,105    Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)....................................... 6.200    09/01/18      1,159,686
 2,350    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)........................ 6.250    03/01/09      2,523,618
 1,500    Chino, CA Uni Sch Dist Ctfs Partn Master
          Lease Pgm (FSA Insd)........................ 6.000    03/01/14      1,599,045
 2,010    Clayton, CA Redev Agy Tax Alloc Rev (AMBAC
          Insd)....................................... 5.000    08/01/24      1,886,124
 1,000    Clovis, CA Pub Fin Auth Refuse Disp Rev
          Ldfill Improv Proj Rfdg (AMBAC Insd)........ 5.000    09/01/18        971,720
 1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
          Ser A Rfdg (FGIC Insd)...................... 5.750    10/01/14      1,598,810
 1,500    Corona, CA Pub Fin Auth Wtr Rev (FGIC
          Insd)....................................... 4.750    09/01/18      1,396,200
 5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
          Area A Ser A Rfdg (FGIC Insd)............... 6.250    09/01/13      5,583,881
 1,000    El Monte, CA Ctfs Partn Dept Pub Social Svcs
          Fac (AMBAC Insd)............................ 4.750    06/01/30        875,660
 2,000    Fairfield Suison, CA Swr Dist Swr Rev Ser A
          Rfdg (MBIA Insd) (b)........................ 6.250    05/01/16      2,061,160
 1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/12      1,048,860
 1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
          Insd)....................................... 6.000    10/01/19      1,458,576
 2,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)........................... 5.250    12/01/19      1,986,700
 3,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................   *      01/15/17      1,197,750
 4,000    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)..........................   *      01/15/18      1,491,840
 1,250    Fresno, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)....................................... 4.750    09/01/18      1,163,500
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/17        643,920
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/18        683,966
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900    08/01/19        726,611

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$  720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
          Insd)....................................... 5.900%   08/01/20   $    769,910
20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd).................................   *      11/15/21      4,903,600
 1,750    Hacienda, La Puente, CA Uni Sch Dist Ser A
          (MBIA Insd).................................  5.50    08/01/20      1,780,608
   765    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/16        326,173
   500    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/15        228,910
   510    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/18        188,924
   805    Hanford, CA Jt Un High Sch Dist Cap Apprec
          Ser B (MBIA Insd)...........................   *      08/01/22        232,669
 1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
          Ctr Proj (FSA Insd)......................... 5.875    04/01/27      1,292,900
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged
          Redev Proj Ser A Rfdg (AMBAC Insd).......... 5.250    05/01/23      1,952,100
 1,000    Lancaster, CA Redev Agy Lease Rev Pub Cap
          Impt Proj Rfdg (AMBAC Insd)................. 5.000    12/01/28        929,400
 2,000    Long Beach, CA Bond Fin Auth Lease Rev
          Rainbow Harbor Refing Proj A (AMBAC Insd)... 5.250    05/01/24      1,951,040
 5,835    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
          Proj Rfdg (AMBAC Insd)...................... 4.750    03/01/23      5,222,908
 3,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
          Rev Ref Prop A First Tier Sr Ser C (AMBAC
          Insd)....................................... 5.000    07/01/23      2,823,060
 2,020    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/18        749,602
 1,265    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/24        320,349
 1,320    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/25        314,041
 2,460    Los Angeles Cnty, CA Schs Regionalized
          Business Svcs Ctfs Partn (AMBAC Insd).......   *      08/01/28        489,417
   510    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd)..................... 7.375    12/15/06        523,403
 4,500    Los Angeles, CA Cmnty College Ser A Rfdg
          (FSA Insd).................................. 6.000    08/15/20      4,682,295
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)................. 6.100    07/01/25      2,395,803

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Los Angeles, CA Muni Impt Corp Lease Rev
          Central Library Proj Ser B Rfdg (MBIA
          Insd)....................................... 5.375%   06/01/15   $  2,030,340
 1,000    Los Angeles, CA Uni Sch Dist Ser B (FGIC
          Insd)....................................... 5.375    07/01/15      1,029,760
 2,625    Los Angeles, CA Uni Sch Dist Ser D (FGIC
          Insd) (a)................................... 5.500    07/01/13      2,769,742
 3,100    Los Angeles, CA Uni Sch Dist Ser D (FGIC
          Insd) (a)................................... 5.625    07/01/15      3,261,324
 3,750    Los Angeles, CA Wstwtr Sys Rev Ser A (FGIC
          Insd)....................................... 5.000    06/01/28      3,482,250
   500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
          Sub Lien Ser E (MBIA Insd).................. 6.000    07/01/22        502,640
 1,000    Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd)....... 4.750    08/15/21        905,780
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax
          Ser B Rfdg (FSA Insd)....................... 5.750    09/01/15      1,314,400
   400    Northern, CA Pwr Agy Pub Pwr Rev Hydro Elec
          Proj 1 Ser A Rfdg (Prerefunded @ 07/01/21)
          (AMBAC Insd)................................ 7.500    07/01/23        489,156
 5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
          (MBIA Insd)................................. 5.800    07/01/16      5,242,650
 3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
          (Inverse Fltg) (MBIA Insd).................. 8.155    04/01/22      3,250,320
 1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
          Insd)....................................... 6.100    03/01/16      1,055,420
 1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
          Rfdg (MBIA Insd)............................ 6.000    04/01/19      1,478,973
 1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
          883 Ser A Rfdg (AMBAC Insd)................. 6.000    09/01/17      1,789,788
 1,000    Redding, CA Jt Pwrs Fin Auth Ser A
          (AMBAC Insd)................................ 5.500    06/01/11      1,053,920
 1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
          Fltg) (MBIA Insd)........................... 8.548    07/01/22      1,167,500
 2,485    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)...................... 4.750    08/01/21      2,251,062
 2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
          (FSA Insd).................................. 5.625    09/01/18      2,052,560
 1,000    Riverside Cnty, CA Ctfs Partn Historic
          Courthouse Proj (MBIA Insd)................. 5.875    11/01/27      1,035,670
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/31        292,260

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/33   $    259,600
 1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd)..............   *      08/01/35        230,151
 1,000    Roseville, CA Fin Auth Loc Agy Rev Northeast
          Cmnty Fac Dist Bd Ser A Rfdg (FSA Insd)..... 5.000%   09/01/21        950,780
 1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)... 5.500    09/01/20      1,333,082
 1,000    Sacramento Cnty, CA Ctfs Part Pub Fac Proj
          Rfdg (AMBAC Insd)........................... 4.750    10/01/27        883,380
 1,000    Sacramento, CA City Fin Auth Lease Rev
          (AMBAC Insd)................................ 4.750    05/01/23        895,890
 2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)................. 5.100    07/01/16      2,511,550
 2,000    San Diego Cnty, CA Wtr Rev Ctfs Ser A (FGIC
          Insd)....................................... 4.750    05/01/18      1,858,840
 1,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (MBIA Insd)...................... 6.400    09/01/18      1,054,920
 2,000    San Diego, CA Pub Fac Fin Auth Swr Rev Ser A
          (AMBAC Insd) (a)............................ 5.000    05/15/29      1,855,180
 5,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd).................................   *      07/01/19      1,753,650
 1,045    San Francisco, CA Uni Sch Dist (AMBAC
          Insd)....................................... 4.750    08/01/24        931,973
 2,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd)..................... 4.750    08/01/23      1,790,580
 5,750    San Jose, CA Fin Auth Rev Convention Proj
          Ser C (FSA Insd) (b)........................ 6.375    09/01/13      5,967,695
 5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
          Insd)....................................... 5.375    08/01/25      5,024,679
 7,250    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease
          Rev Cap Proj Ser A Rfdg (FSA Insd).......... 4.750    07/15/23      6,491,505
 1,500    San Rafael, CA Redev Agency Tax Alloc (AMBAC
          Insd)....................................... 5.000    12/01/22      1,416,390
 1,660    Santa Clara Cnty, CA Fin Auth Multiple Fac
          Proj Ser B (AMBAC Insd)..................... 5.500    05/15/07      1,772,249
   570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
          Rfdg (FSA Insd)............................. 6.000    09/01/18        613,634

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

                                                                              MARKET
                                                                              VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)................................. 6.750%   01/01/12   $  2,017,200
 4,620    Westlands, CA Wtr Dist Rev Ctfs Partn Ser A
          (AMBAC Insd)................................ 5.000    03/01/29      4,274,054
                                                                           ------------
                                                                            186,968,182
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $179,773,259)...................................................    186,968,182
SHORT-TERM INVESTMENTS  4.6%
  (Cost $9,085,000).....................................................      9,085,000
                                                                           ------------
TOTAL INVESTMENTS  99.3%
  (Cost $188,858,259)...................................................    196,053,182
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.............................      1,347,667
                                                                           ------------

NET ASSETS  100.0%......................................................   $197,400,849
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $188,858,259).......................  $196,053,182
Cash........................................................        69,764
Receivables:
  Interest..................................................     2,036,067
  Investments Sold..........................................     1,852,429
  Fund Shares Sold..........................................       529,233
Other.......................................................        20,209
                                                              ------------
    Total Assets............................................   200,560,884
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,881,373
  Fund Shares Repurchased...................................       446,220
  Income Distributions......................................       289,267
  Distributor and Affiliates................................       122,217
  Investment Advisory Fee...................................        77,585
Trustees' Deferred Compensation and Retirement Plans........       240,501
Accrued Expenses............................................       102,872
                                                              ------------
    Total Liabilities.......................................     3,160,035
                                                              ------------
NET ASSETS..................................................  $197,400,849
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $193,645,653
Net Unrealized Appreciation.................................     7,194,923
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (155,665)
Accumulated Net Realized Loss...............................    (3,284,062)
                                                              ------------
NET ASSETS..................................................  $197,400,849
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $152,529,270 and 8,631,259 shares of
    beneficial interest issued and outstanding).............  $      17.67
    Maximum sales charge (3.25%* of offering price).........           .59
                                                              ------------
    Maximum offering price to public........................  $      18.26
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,272,454 and 2,163,997 shares of
    beneficial interest issued and outstanding).............  $      17.69
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,599,125 and 373,270 shares of
    beneficial interest issued and outstanding).............  $      17.68
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $11,364,753
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      939,386
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $362,798, $416,282 and $65,560,
  respectively).............................................      844,640
Shareholder Services........................................      146,696
Trustees' Fees and Related Expenses.........................       88,859
Custody.....................................................       43,588
Legal.......................................................       20,875
Other.......................................................      208,062
                                                              -----------
    Total Expenses..........................................    2,292,106
    Less Credits Earned on Cash Balances....................       22,591
                                                              -----------
    Net Expenses............................................    2,269,515
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,095,238
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  (755,486)
  Futures...................................................     (891,458)
                                                              -----------
Net Realized Loss...........................................   (1,646,944)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,324,073
  End of the Period:
    Investments.............................................    7,194,923
                                                              -----------
Net Unrealized Appreciation During the Period...............    5,870,850
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 4,223,906
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $13,319,144
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                      YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                  ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  9,095,238        $   9,137,935
Net Realized Gain/Loss...........................      (1,646,944)             559,638
Net Unrealized Appreciation/Depreciation During
  the Period.....................................       5,870,850          (17,714,915)
                                                     ------------        -------------
Change in Net Assets from Operations.............      13,319,144           (8,017,342)
                                                     ------------        -------------
Distributions from Net Investment Income.........      (8,982,620)          (9,390,470)
Distributions in Excess of Net Investment
  Income.........................................             -0-             (276,952)
                                                     ------------        -------------
Total Distributions from and in Excess of Net
  Investment Income*.............................      (8,982,620)          (9,667,422)
                                                     ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       4,336,524          (17,684,764)
                                                     ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      46,650,493          169,414,699
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       5,357,180            5,772,779
Cost of Shares Repurchased.......................     (73,656,938)        (138,683,257)
                                                     ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     (21,649,265)          36,504,221
                                                     ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (17,312,741)          18,819,457
NET ASSETS:
Beginning of the Period..........................     214,713,590          195,894,133
                                                     ------------        -------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $155,665 and $276,952,
  respectively)..................................    $197,400,849        $ 214,713,590
                                                     ============        =============

* Distributions by Class
-------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................    $ (7,071,334)       $  (7,590,523)
  Class B Shares.................................      (1,651,422)          (1,810,361)
  Class C Shares.................................        (259,864)            (266,538)
                                                     ------------        -------------
                                                     $ (8,982,620)       $  (9,667,422)
                                                     ============        =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   NINE
                                           YEAR        YEAR       MONTHS            YEAR ENDED
                                           ENDED       ENDED       ENDED           DECEMBER 31,
             CLASS A SHARES              SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                           2000        1999        1998       1997     1996     1995
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $17.28      $18.77      $18.29     $17.61   $17.74   $15.80
                                          ------      ------      ------     ------   ------   ------
 Net Investment Income..................     .82         .83         .64        .88      .86      .89
 Net Realized and Unrealized
   Gain/Loss............................     .38       (1.45)        .50        .65     (.15)    1.94
                                          ------      ------      ------     ------   ------   ------
Total from Investment Operations........    1.20        (.62)       1.14       1.53      .71     2.83
Less Distributions from and in Excess of
 Net Investment Income..................     .81         .87         .66        .85      .84      .89
                                          ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF
 THE PERIOD.............................  $17.67      $17.28      $18.77     $18.29   $17.61   $17.74
                                          ======      ======      ======     ======   ======   ======

Total Return (a)........................   7.20%      -3.44%       6.38%**    8.93%    4.20%   18.28%
Net Assets at End of the Period (In
 millions)..............................  $152.5      $162.0      $151.0     $140.7   $142.5   $147.6
Ratio of Expenses to Average Net
 Assets* (b)............................    .98%        .92%        .88%       .96%    1.02%     .89%
Ratio of Net Investment Income to
 Average Net Assets*....................   4.79%       4.52%       4.66%      4.96%    4.94%    5.23%
Portfolio Turnover......................     52%         44%         21%**      46%      35%      42%
 * If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
 Net Assets (b).........................     N/A         N/A         N/A        N/A    1.03%    1.05%
Ratio of Net Investment Income to
 Average Net Assets.....................     N/A         N/A         N/A        N/A    4.94%    5.07%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   NINE
                                           YEAR        YEAR       MONTHS            YEAR ENDED
                                           ENDED       ENDED       ENDED           DECEMBER 31,
             CLASS B SHARES              SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                           2000        1999        1998       1997     1996     1995
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $17.26      $18.76      $18.29     $17.60   $17.74   $15.81
                                          ------      ------      ------     ------   ------   ------
 Net Investment Income..................     .68         .68         .53        .74      .72      .76
 Net Realized and Unrealized
   Gain/Loss............................     .43       (1.45)        .50        .67     (.15)    1.93
                                          ------      ------      ------     ------   ------   ------
Total from Investment Operations........    1.11        (.77)       1.03       1.41      .57     2.69
Less Distributions from and in Excess of
 Net Investment Income..................     .68         .73         .56        .72      .71      .76
                                          ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD......  $17.69      $17.26      $18.76     $18.29   $17.60   $17.74
                                          ======      ======      ======     ======   ======   ======

Total Return (a)........................   6.63%      -4.20%       5.76%**    8.19%    3.35%   17.33%
Net Assets at End of the Period (In
 millions)..............................  $ 38.3      $ 45.3      $ 40.1     $ 31.0   $ 28.6   $ 24.6
Ratio of Expenses to Average Net
 Assets* (b)............................   1.74%       1.68%       1.64%      1.72%    1.79%    1.61%
Ratio of Net Investment Income to
 Average Net Assets*....................   4.03%       3.76%       3.89%      4.18%    4.17%    4.51%
Portfolio Turnover......................     52%         44%         21%**      46%      35%      42%
 * If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
 (b)....................................     N/A         N/A         N/A        N/A    1.79%    1.77%
Ratio of Net Investment Income to
 Average Net Assets.....................     N/A         N/A         N/A        N/A    4.16%    4.35%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   NINE
                                           YEAR        YEAR       MONTHS            YEAR ENDED
                                           ENDED       ENDED       ENDED           DECEMBER 31,
             CLASS C SHARES              SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                           2000        1999        1998       1997     1996     1995
                                         ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD.................................  $17.26      $18.75      $18.29     $17.60   $17.74   $15.80
                                          ------      ------      ------     ------   ------   ------
 Net Investment Income..................     .68         .69         .53        .74      .72      .76
 Net Realized and Unrealized
   Gain/Loss............................     .42       (1.45)        .49        .67     (.15)    1.94
                                          ------      ------      ------     ------   ------   ------
Total from Investment Operations........    1.10        (.76)       1.02       1.41      .57     2.70
Less Distributions from and in Excess of
 Net Investment Income..................     .68         .73         .56        .72      .71      .76
                                          ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF
 THE PERIOD.............................  $17.68      $17.26      $18.75     $18.29   $17.60   $17.74
                                          ======      ======      ======     ======   ======   ======

Total Return (a)........................   6.57%      -4.15%       5.70%**    8.19%    3.35%   17.40%
Net Assets at End of the Period (In
 millions)..............................  $  6.6      $  7.4      $  4.8     $  3.8   $  2.2   $  1.8
Ratio of Expenses to Average Net
 Assets*................................   1.74%       1.69%       1.63%      1.71%    1.79%    1.60%
Ratio of Net Investment Income to
 Average Net Assets* (b)................   4.03%       3.75%       3.87%      4.15%    4.16%    4.50%
Portfolio Turnover......................     52%         44%         21%**      46%      35%      42%
 * If certain expenses had not been reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
 (b)....................................     N/A         N/A         N/A        N/A    1.80%    1.75%
Ratio of Net Investment Income to
 Average Net Assets.....................     N/A         N/A         N/A        N/A    4.16%    4.34%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended September 30, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $2,777,401, which will expire between September 30, 2002 and September 30, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $188,894,817; the aggregate gross unrealized appreciation is $8,219,796 and the aggregate gross unrealized depreciation is $1,061,431, resulting in net unrealized appreciation on long- and short-term investments of $7,158,365.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $8,669 were reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $22,591 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $100 million..........................................    .500 of 1%
Next $150 million...........................................    .450 of 1%
Next $250 million...........................................    .425 of 1%
Over $500 million...........................................    .400 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $45,600 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $95,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $147,083,676, $39,358,259 and
$7,203,718 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,095,832    $ 35,682,723
  Class B.................................................     493,919       8,429,915
  Class C.................................................     146,104       2,537,855
                                                            ----------    ------------
Total Sales...............................................   2,735,855    $ 46,650,493
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     240,626    $  4,121,605
  Class B.................................................      63,203       1,081,388
  Class C.................................................       9,022         154,187
                                                            ----------    ------------
Total Dividend Reinvestment...............................     312,851    $  5,357,180
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,080,034)   $(52,627,822)
  Class B.................................................  (1,018,649)    (17,373,389)
  Class C.................................................    (212,943)     (3,655,727)
                                                            ----------    ------------
Total Repurchases.........................................  (4,311,626)   $(73,656,938)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $159,907,170, $47,220,345 and
$8,167,403 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   8,206,388    $ 147,459,959
  Class B................................................     905,506       16,519,855
  Class C................................................     298,867        5,434,885
                                                           ----------    -------------
Total Sales..............................................   9,410,761    $ 169,414,699
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................     243,776    $   4,426,154
  Class B................................................      65,547        1,188,606
  Class C................................................       8,719          158,019
                                                           ----------    -------------
Total Dividend Reinvestment..............................     318,042    $   5,772,779
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,118,589)   $(127,545,738)
  Class B................................................    (486,135)      (8,765,169)
  Class C................................................    (131,471)      (2,372,350)
                                                           ----------    -------------
Total Repurchases........................................  (7,736,195)   $(138,683,257)
                                                           ==========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 416,653 and 9,117 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                               DOLLAR AMOUNT SUBJECT
                                                                     TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,700 and CDSC on redeemed shares of approximately $87,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $99,365,940 and $128,867,983, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................       665
Futures Closed..............................................      (665)
                                                                  ----
Outstanding at September 30, 2000...........................       -0-
                                                                  ====

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $363,000.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen California Insured Tax Free Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LOGO

Chicago, Illinois
November 8, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For the year ended September 30, 2000, 99.99% of the income distributions made by the Fund were exempt from federal income taxes. In January, 2001 the Fund will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.
* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report if used with prospective investors, must be accompanied by a monthly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                           TOP FIVE STATES       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      35
             NOTES TO FINANCIAL STATEMENTS      41
            REPORT OF INDEPENDENT AUDITORS      49
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      50
     FUND OFFICERS AND IMPORTANT ADDRESSES      51

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998 -- September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998 -- September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    2.69%      1.90%      1.91%
-------------------------------------------------------------------------
One-year total return(2)                 -2.17%     -1.97%      0.94%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.35%      3.33%      3.56%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.83%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.66%      4.23%(3)    3.18%
-------------------------------------------------------------------------
Commencement date                      08/01/90   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      5.16%      4.70%      4.70%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.06%      7.34%      7.34%
-------------------------------------------------------------------------
SEC Yield(6)                              5.11%      4.60%      4.61%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000.

    Income may subject certain individuals to the federal alternative minimum tax (AMT).

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(September 30, 1990 - September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                              LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                                                            is an unmanaged, broad-based statistical
                                                                   MUNICIPAL INCOME FUND*        composite of municipal bonds.+
                                                                   ----------------------   ----------------------------------------
9/90                                                                        9526                              10000
                                                                            9845                              10431
                                                                           10072                              10667
                                                                           10381                              10895
9/91                                                                       10853                              11318
                                                                           11221                              11698
                                                                           11386                              11733
                                                                           11858                              12179
9/92                                                                       12110                              12502
                                                                           12308                              12730
                                                                           12799                              13202
                                                                           13223                              13634
9/93                                                                       13610                              14094
                                                                           13810                              14292
                                                                           12862                              13508
                                                                           13027                              13657
9/94                                                                       13079                              13751
                                                                           12930                              13553
                                                                           13840                              14511
                                                                           13961                              14862
9/95                                                                       14243                              15289
                                                                           14948                              15920
                                                                           14716                              15728
                                                                           14835                              15849
9/96                                                                       15194                              16213
                                                                           15556                              16627
                                                                           15553                              16588
                                                                           16074                              17160
9/97                                                                       16516                              17677
                                                                           16977                              18157
                                                                           17162                              18366
                                                                           17395                              18644
9/98                                                                       17931                              19218
                                                                           17854                              19333
                                                                           17889                              19504
                                                                           17473                              19160
9/99                                                                       17169                              19083
                                                                           16886                              18934
                                                                           17205                              19489
                                                                           17334                              19784
9/00                                                                       17631                              20262
                                                                                         Fund's Total Return
                                                                                         1 Year Total Return -2.17%
                                                                                           5 Year Avg. Annual 3.35%
                                                                                          10 Year Avg. Annual 5.83%
                                                                                        Inception Avg. Annual 5.66%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............  53.8%
- AA/Aa..............   5.6%
- A/A................   9.2%
- BBB/Baa............   8.6%
- BB/Ba..............   1.1%
- B/B................   0.1%
- Non-Rated..........  21.6%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............  47.0%
- AA/Aa..............   7.5%
- A/A................   8.6%
- BBB/Baa............  12.5%
- BB/Ba..............   1.2%
- Non-Rated..........  23.2%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0705
11/99                                                                           0.0705
12/99                                                                           0.0705
1/00                                                                            0.0675
2/00                                                                            0.0675
3/00                                                                            0.0675
4/00                                                                            0.0675
5/00                                                                            0.0675
6/00                                                                            0.0675
7/00                                                                            0.0635
8/00                                                                            0.0635
9/00                                                                            0.0635

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments - September 30, 2000)

Illinois                                                    13.5%
---------------------------------------------------------------------
New York                                                     9.2%
---------------------------------------------------------------------
Texas                                                        9.0%
---------------------------------------------------------------------
California                                                   6.9%
---------------------------------------------------------------------
Pennsylvania                                                 6.1%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
Health Care                                                                16.90                              15.00
General Purpose                                                            11.20                               7.70
Industrial Revenue                                                         10.40                              11.90
Transportation                                                              9.20                               9.30
Public Education                                                            8.50                               4.20

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL
INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY TIMOTHY D. HANEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JANUARY 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market had its share of volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused increased volatility, affecting long-term rates as well as credit spreads across all fixed-income products.

    Long-term municipal bonds were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000 but eased off by month's end, as the yield on the 30-year general obligation bond rose to about 7.22 percent.

    One effect of this market volatility was the widening of the yield spread between high-quality municipals and lower-rated, higher-yielding municipals. As investors sensed the market's uncertainty, tax-exempt mutual funds experienced outflows of investor assets. This meant that demand for higher-yielding municipal bonds was reduced. As a result, prices in this sector of the market fell sharply and the fund--which had placed a significant emphasis on yield, compared to similar funds--was hurt by its relatively high concentration of nonrated and lower-rated bonds.

    At the same time, supply in the municipal market has been sharply lower, which helped offset reduced demand and provided some support for prices. Issuance of new municipal debt has declined because the strong economy has allowed municipalities such as state governments to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace.

    For the reporting period, the fund's total return lagged the average for its peer group, primarily due to the higher allocation of nonrated or lower-rated securities as noted above. While these securities provided a higher yield, they were also more vulnerable to price declines amid market volatility. Credit concerns on five holdings in the portfolio also contributed to the fund's weaker-than-expected performance.

    As of September 30, 2000, the fund achieved a 12-month total return of 2.69 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance will vary from the figures shown. By comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index (maturities greater than 5 years), produced a total return of 5.48 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was reduced twice during the period, though it is still quite competitive within its peer group. Also, even though the fund's monthly tax-exempt dividend was decreased to $.0635 from $.0705 per Class A share over the past 12 months, its distribution rate stood at 5.16 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 8.06 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT TH WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds entering the primary market, we were more active in the secondary market. For example, early in 2000 the market's pessimistic tone created opportunities to buy deeply discounted bonds that had become oversold. We were able to acquire attractively priced holdings in this segment of the market.

    In response to the fund's lagging performance in relation to its peer group, we made a number of decisions that changed the portfolio structure. For example, over the past six months we have reduced the fund's holdings in zero-coupon bonds, which tend to be more volatile than traditional municipal bonds, and increased the fund's allocation to higher-grade municipal bonds. This is especially true in the intermediate maturity range.

    As of September 30, 2000, we had increased the fund's high-quality, AAA rated holdings to roughly 54 percent of long-term investments, up from 47 percent at the start of the 12-month reporting period. The prices of high-quality bonds are typically less vulnerable to market volatility than those of lower-rated bonds. Also, the fund's average adjusted duration was reduced to
8.04 years, down from 9.06 years as of September 30, 1999, which may help make the fund less sensitive to interest-rate changes.

    In terms of maturities, we have reduced the fund's holdings at the longer end of the spectrum and moved assets into the shorter maturity ranges, particularly the intermediate-term segment. The fund's weighted average maturity is now at 15.11 years, down from 17.86 years when the period began.

    More assets have been allocated to the intermediate-term sector than in the past, because the yield opportunities were quite attractive and the intermediate portion of the yield curve tends to offer a favorable risk/reward tradeoff. In other words, it is believed that the fund can earn a reasonable level of income with less volatility through intermediate-term securities than through those with longer maturities.

Q   WHICH SECTORS OF THE MARKET WERE YOU MOST CONCERNED ABOUT?

A   There was no particular concern about specific market sectors, but we did have a few isolated situations involving credit problems. Over the course of the 12-month reporting period, five separate bonds held by the fund--a coal company, a waste incinerator project, a pulp and paper plant, and two steel mill operations--experienced severe financial distress.

    These situations are still unfolding. In the meantime, of course, the prices of these holdings have dropped sharply, causing the fund's net asset value to decline.

Q   WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A   Because the level of interest rates has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we remain neutral with respect to our interest-rate outlook.

    We anticipate that total bond issuance may be stable to lower through year-end, as municipalities continue to be flush with cash and remain reluctant to issue new debt or refund outstanding debt at current market rates.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objective over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

ZERO-COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed for full face value at maturity.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  98.0%
          ALABAMA  1.1%
$2,100    Alabama St Indl Dev Auth Rev UNR-ROHN Inc
          Expansion Proj.............................  7.500%   09/15/11   $  2,171,211
 2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd
          Ln Ser A (AMBAC Insd)......................  6.750    08/15/17      3,143,421
   175    Bessemer, AL Indl Dev Brd ROHN Inc Proj....  9.000    09/15/01        177,569
 1,750    Bessemer, AL Indl Dev Brd ROHN Inc Proj....  9.500    09/15/11      1,981,035
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (e)....  6.950    01/01/20         65,464
 2,000    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth First Mtg Visionland Proj.............  6.375    02/01/29      1,203,400
                                                                           ------------
                                                                              8,742,100
                                                                           ------------
          ALASKA  0.3%
    10    Alaska Energy Auth Pwr Rev Bradley Lake
          Proj Ser 1 (BIGI Insd).....................  6.250    07/01/21         10,005
 1,650    Juneau, AK City & Borough Nonrecourse Rev..  6.875    12/01/25      1,517,291
 1,000    Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg (b)...................................  7.125    12/01/25      1,051,720
                                                                           ------------
                                                                              2,579,016
                                                                           ------------
          ARIZONA  2.1%
 1,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Rfdg..................  6.500    07/01/09      1,031,760
 3,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg.........  6.150    12/01/14      3,002,370
   560    Pima Cnty, AZ Indl Dev Auth Single Family
          Mtg Rev (GNMA Collateralized)..............  6.625    11/01/14        569,475
   335    Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser
          A..........................................  9.500    07/01/10        345,687
   500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.................  8.250    06/01/15        526,000
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd) (b)...........  6.000    09/01/12      2,000,906

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...............  6.125%   09/01/17   $  1,838,182
 7,000    Tucson, AZ Arpt Auth Inc Spl Fac Rev
          Lockheed Aermod Cent Inc (b)...............  8.700    09/01/19      7,155,400
                                                                           ------------
                                                                             16,469,780
                                                                           ------------
          ARKANSAS  1.0%
 4,935    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A
          (d)........................................  7.500    01/31/06      4,241,139
 5,470    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser B (d)
          (e)........................................  7.500    01/31/06      1,367,500
 1,740    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
          Hosp Rev Newport Hosp & Clinic Inc (b).....  7.375    11/01/11      1,679,987
                                                                           ------------
                                                                              7,288,626
                                                                           ------------
          CALIFORNIA  6.7%
 4,865    California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)..................................  7.500    06/01/18      5,253,178
 4,170    Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03) (b)..............................  9.250    01/01/22      4,670,984
 2,160    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/10      1,257,552
 5,875    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/11      3,183,897
 3,890    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/13      1,829,273
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)...............................   *       09/01/14      2,371,172
   840    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)..................................  7.875    02/01/15        910,039
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg (MBIA Insd)............   *       01/15/17      1,197,750
21,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/24      4,967,970
15,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/30      2,406,600
54,635    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/32      7,724,296
 2,825    Midpeninsula Regl Dist CA Fin Auth Rev Cap
          Apprec (AMBAC Insd)........................   *       09/01/15      1,282,070

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,155    Midpeninsula Regl Open Space Dist CA Dist
          CA Fin Auth Rev Cap Apprec (AMBAC Insd)....   *       09/01/19   $    400,600
 1,265    Midpeninsula Regl Open Space Dist CA Dist
          CA Fin Auth Rev Cap Apprec (AMBAC Insd)....   *       09/01/22        360,044
 1,380    Midpeninsula Regl Open Space Dist CA Dist
          CA Fin Auth Rev Cap Apprec (AMBAC Insd)....   *       09/01/25        326,743
 5,255    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       09/01/22      1,498,884
 1,650    Riverside Cnty, CA Air Force Vlg West Inc
          Ser A Rfdg (Prerefunded @ 06/15/02)........  8.125%   06/15/20      1,787,363
 9,035    San Diego Cnty, CA Wtr Auth Rev Ctfs Partn
          Ser A (FGIC Insd)..........................  4.500    05/01/24      7,747,422
 6,805    San Ramon Vly, CA Uni Sch Dist Ser A (FGIC
          Insd)......................................   *       07/01/17      2,721,592
                                                                           ------------
                                                                             51,897,429
                                                                           ------------
          COLORADO  3.2%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
          (b)........................................  8.875    08/01/11      3,696,033
 3,985    Adams Cnty, CO Single Family Mtg Rev Ser A
          (b)........................................  8.875    08/01/12      5,282,237
   300    Berry Creek Metro Dist CO Rfdg & Impt......  8.250    12/01/11        311,274
   200    Berry Creek Metro Dist CO Rfdg & Impt
          (Prerefunded @ 12/01/01)...................  8.250    12/01/11        210,774
 1,400    Douglas Cnty, CO Sch Dist NO 001...........   *       12/15/11        785,652
 1,000    Edgewater, CO Redev Auth Tax Increment Rev
          (Prerefunded @ 12/01/03)...................  6.750    12/01/08      1,066,630
 1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/14        622,116
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/15        630,863
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/16        591,487
 1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd)......................................   *       12/15/18        487,073

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          COLORADO (CONTINUED)
$3,690    Jefferson Cnty, CO Residential Mtg Rev
          (b)........................................ 11.500%   09/01/12   $  5,733,448
 5,000    Meridian Metro Dist CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC: Meridian
          Assoc East)................................  7.500    12/01/11      5,177,550
                                                                           ------------
                                                                             24,595,137
                                                                           ------------
          CONNECTICUT  1.2%
 3,005    Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford (Prerefunded
          @ 11/01/04)................................  7.125    11/01/14      3,336,421
   495    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement (a).....  6.500    09/01/06        543,119
 2,530    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement (a).....  6.400    09/01/11      2,657,942
 2,470    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A--Private Placement
          (Prerefunded @ 09/01/07) (a)...............  6.400    09/01/11      2,739,502
                                                                           ------------
                                                                              9,276,984
                                                                           ------------
          DISTRICT OF COLUMBIA  0.7%
 2,500    District of Columbia Rev Natl Pub Radio Ser
          A..........................................  7.700    01/01/23      2,582,000
 3,000    Washington Dist Of Columbia Convention Cent
          Auth Dedicated Tax Rev (AMBAC Insd)........  5.250    10/01/12      3,015,060
                                                                           ------------
                                                                              5,597,060
                                                                           ------------
          FLORIDA  4.2%
   500    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt (Prerefunded @
          10/01/04)..................................  7.875    10/01/08        560,025
   180    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt..........................  7.500    10/01/02        185,089
 1,405    Broward Cnty, FL Res Recovery Rev Waste
          Energy North Proj (b)......................  7.950    12/01/08      1,449,862
 1,840    Broward Cnty, FL Res Recovery Rev Waste
          Energy South Proj (b)......................  7.950    12/01/08      1,898,751
 2,500    Cocoa, FL Wtr & Swr Rev Rfdg (FGIC Insd)...  4.500    10/01/22      2,086,625
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd)..............   *       02/01/18      3,216,510
 5,000    Escambia Cnty, FL Hlth Fac Rev (AMBAC
          Insd)......................................  5.950    07/01/20      5,148,350
 5,670    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd) (c)..................................  5.500    07/01/09      5,956,788
   500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg..................  8.625    07/01/20        541,625

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          FLORIDA (CONTINUED)
$  595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)......................................  6.000%   10/01/16   $    595,244
 4,040    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk (Prerefunded @
          07/01/02) (b).............................. 10.000    07/01/22      4,459,958
 5,000    Sarasota Cnty, FL Pub Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A (Embedded Cap)
          (MBIA Insd)................................  4.440    10/01/21      4,688,700
   815    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..............  8.500    05/01/17        870,542
   955    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..............  7.500    05/01/18        993,792
                                                                           ------------
                                                                             32,651,861
                                                                           ------------
          GEORGIA  4.1%
 2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev........................................  6.500    02/01/28      1,887,940
 2,000    George L Smith II GA Wrld Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (MBIA
          Insd)......................................  5.500    07/01/20      1,951,600
24,000    Georgia Loc Govt Ctfs Partn Grantor Tr Ser
          A (MBIA Insd)..............................  4.750    06/01/28     20,696,640
 6,280    Georgia St Ser D...........................  6.300    11/01/09      6,998,809
                                                                           ------------
                                                                             31,534,989
                                                                           ------------
          HAWAII  1.2%
 4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
          Insd) (b)..................................  6.350    07/01/07      4,286,743
 2,365    Hawaii St Dept Trans Spl Fac Continental
          Airls Inc. ................................  5.625    11/15/27      1,949,919
 1,475    Hawaii St Harbor Cap Impt Rev (FGIC
          Insd)......................................  6.350    07/01/07      1,562,645
 1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd)
          (b)........................................  6.400    07/01/08      1,654,692
                                                                           ------------
                                                                              9,453,999
                                                                           ------------
          ILLINOIS  13.3%
 4,035    Bedford Park, IL Tax Increment Rev Sr Lien
          Bedford City Sq Proj (b)...................  9.250    02/01/12      4,293,079
 1,310    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)...................  9.000    01/01/11      1,496,072
 6,145    Broadview, IL Tax Increment Rev Sr Lien
          (Prerefunded @ 07/01/04) (b)...............  8.250    07/01/13      6,811,425
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd) (f)............................ 0/5.650   01/01/19      2,143,980

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$13,600   Chicago, IL Brd Ed Cap Apprec Sch Reform
          B-1 (FGIC Insd)............................   *       12/01/22   $  3,666,696
  6,800   Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/19      2,234,412
  5,000   Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/20      1,535,200
  6,375   Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)..........................   *       12/01/21      1,834,725
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago....................................  7.000%   01/01/11      1,160,150
  6,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B....................  5.200    04/01/11      5,445,120
  4,555   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B (b).................  8.950    05/01/18      4,700,942
  3,210   Chicago, IL Proj & Rfdg Ser C (FGIC
          Insd)......................................  5.750    01/01/16      3,283,349
  1,700   Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)......................  7.000    09/01/27      1,848,495
    405   Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.........................  7.375    01/01/05        413,298
  1,000   Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.........................  7.750    01/01/14      1,045,240
  1,000   Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd).............  8.750    01/01/07      1,208,630
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/07      1,587,199
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/08      1,508,014
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/09      1,428,400
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/10      1,350,302
  2,265   Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd)............................   *       12/01/11      1,269,465
  1,000   Crestwood, IL Tax Increment Rev Rfdg.......  7.250    12/01/08      1,032,630
  1,000   Hodgkins, IL Tax Increment.................  9.500    12/01/09      1,081,900
  1,500   Hodgkins, IL Tax Increment Ser A Rfdg......  7.625    12/01/13      1,588,890
  1,500   Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A...........................  8.500    12/01/15      1,653,555
    505   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...............................  8.000    11/15/06        521,569

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,000    Illinois Dev Fin Auth Solid Waste Disposal
          Rev........................................  5.950%   12/01/24   $  1,851,520
 1,000    Illinois Edl Fac Auth Rev Lake Forest
          College (Prerefunded @ 10/01/01) (FSA
          Insd)......................................  6.750    10/01/21      1,042,260
 1,000    Illinois Edl Fac Auth Rev Northwestern Univ
          Ser 1985 (Prerefunded @ 12/01/01)..........  6.900    12/01/21      1,047,000
 1,440    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................  5.500    08/15/19      1,262,592
 2,000    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg............................  5.500    08/15/25      1,699,420
 1,970    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj B (Prerefunded @ 10/01/02)
          (b)........................................  9.000    10/01/22      2,173,087
 4,050    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj Ser A (Prerefunded @ 10/01/02)
          (b)........................................  9.500    10/01/22      4,467,110
   460    Illinois Hlth Fac Auth Rev Glenoaks Med
          Cent Ser D.................................  9.500    11/15/15        472,701
 1,000    Illinois Hlth Fac Auth Rev Northwestern Mem
          Hosp (b)...................................  6.750    08/15/11      1,036,980
 2,600    Illinois Hlth Fac Auth Rev Utd Med Cent
          (Prerefunded @ 07/01/03) (b)...............  8.375    07/01/12      2,837,978
   100    Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).............................  9.025    02/01/18        105,500
 6,815    Illinois St Civic Cent (FSA Insd)..........  5.375    12/15/12      6,943,122
 5,750    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)......................................  5.250    12/15/28      5,324,098
 3,555    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Ser A
          Rfdg.......................................   *       12/15/15      1,530,036
 2,800    Regional Tran Auth IL Ser A (AMBAC Insd)...  8.000    06/01/17      3,587,836
 3,773    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (e).............................  8.375    10/15/16        981,094
 1,477    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (e).............................  8.375    10/15/16        383,906
 2,532    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................  7.250    10/15/24      2,322,787
   586    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C.................................  7.250    10/15/09        556,262
 1,175    Robbins IL Res Recovery Rev Restructuring
          Proj Ser D.................................   *       10/15/09        549,421

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$  650    Round Lake Beach, IL Tax Increment Rev
          Rfdg.......................................  7.200%   12/01/04   $    677,001
   500    Round Lake Beach, IL Tax Increment Rev
          Rfdg.......................................  7.500    12/01/13        518,805
 1,470    Saint Charles, IL Indl Dev Rev Tri-City
          Cent Proj..................................  7.500    11/01/13      1,486,817
 1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)..........................   *       04/01/18        368,180
 2,370    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *       12/01/14      1,090,958
 4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)......................................   *       12/01/15      1,841,694
                                                                           ------------
                                                                            102,300,902
                                                                           ------------
          INDIANA  1.8%
 1,000    East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.................................  6.700    11/01/12        918,460
   570    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc...................................  7.000    07/01/12        600,313
 2,180    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc (Prerefunded @ 07/01/02)..........  7.000    07/01/12      2,309,797
 3,125    Indiana Bond Bank Spl Pgm Hendricks Redev
          Ser B (LOC: Canadian Imperial Bank Insd)...  6.200    02/01/23      3,183,062
 1,990    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................  7.125    06/01/34      1,794,104
   970    Indiana Hlth Fac Fin Auth Rev Metro Hlth/IN
          Inc Proj...................................  6.300    12/01/23        828,283
 2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth/IN
          Inc Proj...................................  6.400    12/01/33      1,678,280
   550    Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..........................................  6.750    02/01/14        623,211
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev B............................   *       06/30/11         58,810
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/12         54,253
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/13         48,261
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/14         42,878
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/15         39,382

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          INDIANA (CONTINUED)
$  135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/16   $     37,716
   225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B........................   *       06/30/17         57,983
 1,500    Wells Cnty, IN Hosp Auth Rev Caylor-Nickel
          Med Cent Inc Rfdg (b)......................  8.500%   04/15/03      1,632,705
                                                                           ------------
                                                                             13,907,498
                                                                           ------------
          IOWA  0.6%
 1,905    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd) (b)...................  6.000    07/01/07      2,031,435
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd).......................  5.750    07/01/17      2,420,280
                                                                           ------------
                                                                              4,451,715
                                                                           ------------
          KANSAS  2.6%
 1,000    Newton, KS Hosp Rev Newton Hlthcare Corp
          Ser A (Prerefunded @ 11/15/04).............  7.750    11/15/24      1,124,240
 5,350    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c)....................  5.750    09/01/10      5,731,990
 6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c)....................  5.500    09/01/12      6,366,049
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd) (c)....................  5.625    09/01/13      6,848,688
                                                                           ------------
                                                                             20,070,967
                                                                           ------------
          KENTUCKY  0.9%
 1,000    Bowling Green, KY Indl Dev Rev Coltec Inds
          Inc Rfdg...................................  6.550    03/01/09        981,590
 2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd) (b)............................  8.395    10/01/08      3,055,500
 1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd).......  8.445    10/01/08      1,317,000
   715    Kentucky Hsg Corp Hsg Rev Ser D (FHA/ VA
          Gtd).......................................  7.450    01/01/23        734,627
   155    Kentucky St Tpk Auth Toll Rd Rev Ser A
          (Prerefunded @ 07/01/07)...................  5.500    07/01/07        161,535
   845    Kentucky St Tpk Auth Toll Rd Rev Ser A.....  5.500    07/01/07        846,428
                                                                           ------------
                                                                              7,096,680
                                                                           ------------
          LOUISIANA  1.9%
   500    Hodge, LA Util Rev Stone Container Corp Ser
          1990.......................................  9.000    03/01/10        510,720
 5,755    Jefferson, LA Sales Tax Dist Spl Sales Tax
          Rev (FSA Insd).............................   *       12/01/15      2,493,239

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          LOUISIANA (CONTINUED)
$1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985............. 10.000%   11/15/04   $  2,341,494
 1,000    Lake Charles, LA Harbor & Terminal Dist
          Port Fac Rev Trunkline Rfdg................  7.750    08/15/22      1,071,470
 2,065    Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg.......................  8.250    09/01/08      2,150,759
 3,000    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg...........................  5.250    01/01/05      2,883,480
 1,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500    12/01/21        990,660
   575    Port New Orleans, LA Indl Dev Rev Avondale
          Inds Inc Proj Rfdg.........................  8.250    06/01/04        598,770
 1,400    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A.............  7.500    05/01/15      1,462,972
                                                                           ------------
                                                                             14,503,564
                                                                           ------------
          MASSACHUSETTS  2.9%
 1,185    Massachusetts Edl Ln Auth Rev Edl Ln Rev
          Muni Forwards Issue E Ser A (AMBAC Insd)...  7.000    01/01/10      1,231,298
 4,700    Massachusetts St Hlth & Edl Fac Auth Rev
          New England Med Cent Hosp Ser G (MBIA Insd)
          (f)........................................ 3.1/5.0   07/01/13      4,551,057
 1,500    Massachusetts St Indl Fin Agy Hillcrest Edl
          Cent Inc Proj (Prerefunded @ 07/01/05).....  8.450    07/01/18      1,743,165
 5,355    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj (c).....................  7.100    10/01/28      4,975,919
   955    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth Assoc Proj (Prerefunded @
          06/01/04)..................................  8.800    06/01/14      1,164,766
 9,000    Route 3 North Trans Impt Assoc MA Lease Rev
          (MBIA Insd)................................  5.375    06/15/33      8,561,250
                                                                           ------------
                                                                             22,227,455
                                                                           ------------
          MICHIGAN  2.2%
 3,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 07/01/06) (b)...........  6.200    07/01/17      3,821,825
   985    Detroit, MI Loc Dev Fin Auth Ser C.........  6.850    05/01/21        964,729
   650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (AMBAC Insd)................  6.250    07/01/12        676,806
 1,350    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (Prerefunded @ 07/01/02)
          (AMBAC Insd)...............................  6.250    07/01/12      1,414,193
 1,500    Grand Valley, MI St Univ Rev Gen (FGIC
          Insd)......................................  5.500    02/01/18      1,515,780

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MICHIGAN (CONTINUED)
$1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmty Hlth Cent...................  5.250%   05/15/26   $  1,019,886
 2,000    Michigan St Bldg Auth Rev Fac Proj Ser II
          (AMBAC Insd)...............................   *       10/15/11      1,133,260
 7,710    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (e)..........  8.000    12/01/27      1,542,018
 4,500    Michigan St Strategic Fd Solid Waste Disp
          Rev Genesee Pwr Station Proj...............  7.500    01/01/21      4,637,340
                                                                           ------------
                                                                             16,725,837
                                                                           ------------
          MISSISSIPPI  0.9%
 5,000    Lowndes Cnty, MS Solid Waste Disp & Pollutn
          Ctl Rev Weyerhaeuser Co Rfdg...............  6.700    04/01/22      5,403,850
 1,090    Ridgeland, MS Urban Renewal Rev The Orchard
          Ltd Proj Ser A Rfdg........................  7.750    12/01/15      1,128,041
                                                                           ------------
                                                                              6,531,891
                                                                           ------------
          MISSOURI  1.4%
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A............................  5.750    10/01/06      2,935,954
 1,895    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
          John Knox Vlg Proj Rfdg & Impt (b).........  7.125    08/15/12      1,934,625
   945    Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev (MBIA
          Insd)......................................  7.250    06/01/04        993,771
 3,920    Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac Rev
          (Prerefunded @ 06/01/04) (MBIA Insd).......  7.250    06/01/14      4,338,225
   760    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A........................... 10.000    08/01/10        903,359
                                                                           ------------
                                                                             11,105,934
                                                                           ------------
          NEBRASKA  0.6%
   700    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)... 10.517    09/10/30        727,125
 2,900    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)...  9.305    10/17/23      3,059,500
   750    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)
          (c)........................................  8.502    09/15/24        782,812
                                                                           ------------
                                                                              4,569,437
                                                                           ------------
          NEVADA  0.6%
 5,000    Director St Nev Dept Business & Industry
          Las Vegas Monorail Proj....................  5.375    01/01/40      4,646,550
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW HAMPSHIRE  1.1%
$1,555    New Hampshire Higher Edl & Hlth Fac Auth
          Rev (b)....................................  8.800%   06/01/09   $  1,699,537
   890    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Daniel Webster College Issue Rfdg......  6.100    07/01/09        876,588
 1,985    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Daniel Webster College Issue Rfdg
          (Prerefunded @ 07/01/04)...................  7.625    07/01/16      2,187,311
 1,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev New London Hosp Assn Proj..............  7.500    06/01/05      1,047,630
   920    New Hampshire St Business Fin Auth Elec Fac
          Rev Plymouth Cogeneration..................  7.750    06/01/14        936,569
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A..............  6.875    10/01/19        932,920
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd)................................  6.750    11/01/11      1,105,360
                                                                           ------------
                                                                              8,785,915
                                                                           ------------
          NEW JERSEY  5.0%
   400    Atlantic City, NJ Brd Edl Sch (Prerefunded
          @ 12/01/02) (AMBAC Insd)...................  6.125    12/01/11        420,924
   250    Camden Cnty, NJ Impt Auth Lease Rev Cnty
          Gtd (Prerefunded @ 10/01/04) (MBIA Insd)...  6.150    10/01/14        268,720
 2,000    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig............................  8.400    04/01/24      1,947,720
   250    Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)......................................  6.600    12/01/07        273,450
   370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)....  5.375    09/01/10        382,939
   250    Hudson Cnty, NJ Ctfs Partn Correctional Fac
          Rfdg (MBIA Insd)...........................  6.600    12/01/21        260,818
   250    Lacey Muni Util Auth NJ Wtr Rev
          (Prerefunded @ 12/01/04) (MBIA Insd).......  6.250    12/01/24        270,160
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
          (FGIC Insd)................................  6.520    09/19/19      3,367,812
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd)...........................  6.250    08/15/10      6,663,371
   500    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10        492,550
 2,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg.....................  8.400    12/15/15      1,950,460
   210    New Jersey Econ Dev Auth Pollutn Ctl Rev
          Pub Svcs Elec & Gas Co Proj A (MBIA
          Insd)......................................  6.400    05/01/32        219,263

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A...................  8.500%   11/01/16   $  1,997,622
   350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
          Corp (FSA Insd)............................  6.250    07/01/14        371,399
 1,000    New Jersey Econ Dev Auth Rev United
          Methodist Homes (Prerefunded @ 07/01/05)...  7.500    07/01/20      1,130,580
 1,000    New Jersey Econ Dev Auth Rev United
          Methodist Homes Oblig Ser A (Prerefunded @
          07/01/05)..................................  7.500    07/01/25      1,130,580
   170    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
          Insd)......................................  6.250    07/01/21        178,119
   230    New Jersey Hlthcare Fac Fin Auth Rev
          (Prerefunded @ 07/01/04) (AMBAC Insd)......  6.250    07/01/21        246,687
   490    New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg..........  6.800    07/01/11        512,486
   700    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).........  7.000    07/01/04        756,399
   400    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).........  7.000    07/01/06        444,928
   250    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............  6.000    07/01/06        267,045
   250    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............  6.750    07/01/19        283,057
   400    New Jersey Sports & Exposition Auth
          Convention Cent Luxury Tax Rev Ser A Rfdg
          (Prerefunded @ 07/01/02) (MBIA Insd).......  6.250    07/01/20        419,504
   250    New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (Prerefunded @ 07/01/01)
          (MBIA Insd)................................  6.700    07/01/21        259,148
   265    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser K (MBIA Insd)....................  6.375    10/01/26        272,338
   500    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser O (MBIA Insd)....................  6.300    10/01/23        513,935
 3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
          (MBIA Insd)................................  6.500    01/01/16      3,906,961
 2,700    New Jersey St Tran Tr Fd Auth Tran Sys Ser
          A..........................................  5.250    06/15/11      2,752,056

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$5,735    New Jersey Str Tran Corp Fed Tran Admin
          Grants Ser A...............................  5.750%   09/15/10   $  6,125,726
   300    Union City, NJ (FSA Insd)..................  6.375    11/01/10        338,061
                                                                           ------------
                                                                             38,424,818
                                                                           ------------
          NEW YORK  9.0%
 5,000    Metropolitan Tran Auth NY Svcs Contract
          Tran Fac Ser 5 Rfdg........................  7.000    07/01/12      5,175,900
 1,000    New York City Indl Dev Agy Civic Fac
          Marymount Manhattan College Proj
          (Prerefunded @ 07/01/03)...................  7.000    07/01/23      1,066,040
 4,100    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B..............................  5.000    06/15/17      3,828,580
 5,000    New York City Ser A........................  7.000    08/01/07      5,562,150
21,860    New York City Ser B (c)....................  5.875    08/01/15     22,875,397
   945    New York City Ser C (Prerefunded @
          08/01/02)..................................  6.500    08/01/04        992,619
 4,055    New York City Ser C........................  6.500    08/01/04      4,232,568
   640    New York City Ser C Subser C1 (Prerefunded
          @ 08/01/02)................................  7.500    08/01/20        683,546
 2,000    New York City Ser D Rfdg...................  8.000    02/01/05      2,258,240
 2,200    New York City Ser E........................  5.700    08/01/08      2,293,258
 2,295    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A..................................  5.750    02/15/11      2,385,216
 2,285    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A..................................  5.750    02/15/12      2,360,702
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).........................  8.001    04/01/20      2,737,500
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Co Ser B (Inverse
          Fltg)......................................  9.077    07/01/26      3,431,250
 2,000    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
          (FGIC Insd)................................  7.200    07/01/29      2,175,860
   185    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A........................  7.750    08/15/11        190,613
   175    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C........................  7.300    02/15/21        181,865
 3,000    New York St Twy Auth Svcs Rev Loc Hwy &
          Brdg (AMBAC Insd) (c)......................  5.500    04/01/11      3,122,670

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,400    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg...............................  5.625%   01/01/07   $  2,466,360
 1,200    Port Auth NY & NJ Cons 95th Ser............  6.125    07/15/22      1,233,984
                                                                           ------------
                                                                             69,254,318
                                                                           ------------
          OHIO  0.7%
   500    Cleveland, OH Pkg Fac Rev Impt (Prerefunded
          @ 09/15/02)................................  8.000    09/15/12        541,205
   220    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg..................  8.500    01/01/03        224,600
 1,750    Franklin Cnty, OH Hlthcare Friendship Vlg
          Dublin, OH Rfdg............................  5.625    11/01/22      1,476,143
 1,000    Ohio St Air Quality Dev Auth Rev JMG
          Funding Ltd Partn Proj Rfdg (AMBAC Insd)...  6.375    04/01/29      1,033,150
 2,000    Ohio St Solid Waste Rev CSC Ltd Proj (e)...  8.500    08/01/22        560,000
 4,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (b)............................  8.250    10/01/14        793,200
 2,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................  9.000    06/01/21        395,280
                                                                           ------------
                                                                              5,023,578
                                                                           ------------
          OKLAHOMA  0.6%
 1,980    McAlester, OK Pub Wks Auth Rev Rfdg & Impt
          (Prerefunded @ 12/01/09) (FSA Insd)........  5.250    12/01/22      2,063,397
 1,560    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)..............  7.997    08/01/18      1,719,916
 1,000    Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc........................................  7.600    12/01/30      1,027,940
                                                                           ------------
                                                                              4,811,253
                                                                           ------------
          OREGON  1.7%
13,000    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)......................................  5.750    08/01/18     13,347,750
                                                                           ------------

          PENNSYLVANIA  6.0%
 5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd) (b)...................  5.650    05/15/20      4,895,200
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................  7.270    06/18/15      2,612,500
   845    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.....  8.000    08/01/12        870,806
 1,180    Luzerne Cnty, PA Indl Dev Auth First Mtg
          Gross Rev Rfdg.............................  7.875    12/01/13      1,213,453
 1,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Rev........................................  6.750    07/01/29        877,570

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev (Embedded Swap) (AMBAC Insd)......  5.380%   06/01/12   $  3,146,070
 1,000    Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.......................  6.300    01/01/13        928,160
 5,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)......................................  8.963    09/01/26      5,962,500
 3,500    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev.................................  4.500    07/15/21      2,889,705
   660    Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev...................................  7.250    03/01/24        635,540
 4,000    Philadelphia, PA Sch Dist Ser D Rfdg (MBIA
          Insd) (c)..................................  5.625    03/01/10      4,215,040
11,000    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Excise Tax Rev (AMBAC
          Insd)......................................  4.500    02/01/29      8,936,620
 5,465    Pittsburgh, PA Wtr & Swr Auth Rev Ser C
          (FSA Insd).................................  5.125    09/01/23      5,011,241
 1,450    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A......................................  6.000    12/01/13      1,548,499
 1,000    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Allied Svcs Rehab Hosp Ser A...........  7.375    07/15/08      1,040,720
   500    Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Moses Taylor Hosp Proj (Prerefunded @
          07/01/01)..................................  8.250    07/01/09        523,310
   965    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A...  6.100    06/01/03        957,888
                                                                           ------------
                                                                             46,264,822
                                                                           ------------
          RHODE ISLAND  0.6%
 1,930    Providence, RI Redev Agy Ctfs Partn Ser
          A..........................................  8.000    09/01/24      1,991,991
 1,820    Rhode Island St Econ Dev Corp Rev..........  7.250    07/01/10      1,812,174
   505    West Warwick, RI Ser A.....................  7.300    07/15/08        539,310
                                                                           ------------
                                                                              4,343,475
                                                                           ------------
          SOUTH CAROLINA  0.6%
 3,000    Charleston Cnty, SC Hlth Fac Rev...........  5.400    04/01/04      2,910,300
 2,000    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldg.......................................  6.950    08/10/28        980,000
 1,070    Piedmont Muni Pwr Agy SC Elec Rev..........  5.000    01/01/25        860,901
                                                                           ------------
                                                                              4,751,201
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          SOUTH DAKOTA  0.1%
$1,000    South Dakota St Hlth & Edl Fac Auth Rev
          Huron Regl Med Cent........................  7.250%   04/01/20   $  1,011,980
                                                                           ------------

          TENNESSEE  0.8%
 4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Hosp First Mtg Ser B.......................  7.750    07/01/29      3,934,160
 2,000    Springfield, TN Hlth & Edl Jesse Holman
          Jones Hosp Proj (Prerefunded @ 04/01/06)
          (b)........................................  8.500    04/01/24      2,398,040
                                                                           ------------
                                                                              6,332,200
                                                                           ------------
          TEXAS  8.8%
 5,730    Austin, TX Rev Sub Ser A Rfdg (MBIA
          Insd)......................................   *       05/15/16      2,355,488
   120    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj.......................................  9.250    07/01/08        122,617
 1,995    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev...............................  7.600    12/01/17      1,874,961
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp.................  7.000    05/01/21        586,570
 1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Prerefunded @
          05/01/03) (b)..............................  7.900    05/01/18      1,613,010
   222    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)............................  8.200    04/01/22        226,718
 3,100    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd) (b)............  4.900    10/01/15      2,867,128
 1,675    Cedar Hill, TX Indpt Sch Dist Cap Apprec
          Rfdg.......................................   *       08/15/15        702,445
   625    Clear Creek, TX Indpt Sch Dist (Prerefunded
          @ 02/01/01)................................  6.250    02/01/11        628,863
   250    Coastal Wtr Auth TX Conveyance Sys Rev
          (AMBAC Insd)...............................  6.250    12/15/17        252,478
   940    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................  7.500    11/01/25        960,699
 2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................  6.375    05/01/35      1,946,840
   250    El Paso, TX Hsg Auth Multi-Family Rev Ser
          A..........................................  6.250    12/01/09        254,575
    60    Galveston, TX Ppty Fin Auth Single Family
          Mtg Rev Ser A..............................  8.500    09/01/11         64,798
 7,350    Grapevine Colleyville Indpt Sch Dist TX....   *       08/15/11      4,165,098

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
          Sys Proj Rfdg..............................  7.125%   06/01/15   $  1,323,937
   250    Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01)...................  8.000    08/01/14        257,175
   375    Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01)...................  7.100    07/01/21        389,621
   250    Lockhart, TX Correctional Fac Fin Corp Rev
          (Prerefunded @ 04/01/01) (MBIA Insd).......  6.625    04/01/12        252,808
 7,500    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd Insd).............  5.976    05/15/14      8,125,575
 6,250    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd Insd).............  5.976    05/15/15      6,714,125
 3,250    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd Insd).............  5.976    05/15/16      3,461,737
 2,000    Montgomery Cnty, TX Muni Util Dist No 47
          Wtrwks & Swr (AMBAC Insd)..................  4.750    10/01/24      1,709,660
 3,500    North Central TX Hlth Fac Dev Corp Rev
          Presbyterian Hlthcare Sys Ser C (Inverse
          Fltg) (Prerefunded @ 06/19/01) (MBIA
          Insd)......................................  8.795    06/22/21      3,736,250
   750    Northwest Harris Cnty, TX Muni Util Dist No
          23 (Prerefunded @ 04/01/01)................  8.100    10/01/15        763,658
   250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt................................  7.000    05/15/28        237,990
   250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt (Prerefunded @ 05/15/03).......  7.000    05/15/28        268,368
   211    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj........  7.000    08/01/09        215,589
   500    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj........  7.000    08/01/19        510,715
   500    Texas Genl Svcs Cmnty Partn Interests
          Office Bldg & Land Acquisition Proj........  7.000    08/01/24        510,715
   819    Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs.......................................  7.500    02/15/13        838,004
    20    Texas Hsg Agy Single Family Mtg Rev Ser A
          Rfdg.......................................  7.150    09/01/12         20,616
 5,430    Texas St College Student Ln................  5.000    08/01/23      4,768,300
 6,000    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized) (b)........................  8.953    07/02/24      6,675,000
   105    Texas St Higher Edl Brd College Sr Lien....  7.700    10/01/25        107,886

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$4,025    Texas St Higher Edl Coordinating Brd
          College Student Ln.........................   *       10/01/25   $  4,102,199
   990    Texas St Vet Hsg Assist (MBIA Insd)........  6.800%   12/01/23      1,030,451
 2,250    West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics...  8.200    03/15/21      2,317,432
 1,000    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj.......................................  7.500    12/01/29        998,670
                                                                           ------------
                                                                             67,958,769
                                                                           ------------
          UTAH  2.4%
 2,965    Bountiful, UT Hosp Rev South Davis Cmnty
          Hosp Proj (Prerefunded @ 06/15/04) (b).....  9.500    12/15/18      3,529,121
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj.......................................  7.800    09/01/15      1,186,248
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj.......................................  8.000    09/01/20        884,590
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj.......................................  7.800    09/01/25        857,030
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg.......................................  6.150    02/15/12     11,737,110
   255    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser A1 (FHA Gtd)...........................  7.100    07/01/14        259,937
   345    Utah St Hsg Fin Agy Single Family Mtg Sr
          Ser A2 (FHA Gtd)...........................  7.200    01/01/27        359,287
                                                                           ------------
                                                                             18,813,323
                                                                           ------------
          VERMONT  0.1%
 1,000    Vermont Edl & Hlth Bldgs Fing Agy Rev
          Bennington College Proj....................  6.625    10/01/29        990,460
                                                                           ------------

          VIRGINIA  2.4%
 4,000    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Cent Apts Ser A Rfdg (b)...................  6.375    04/01/34      3,680,840
 3,850    Charles City Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Waste Mgmt VA Inc Proj
          Rfdg.......................................  4.875    02/01/09      3,395,007
 1,750    Fredericksburg, VA Indl Dev Auth Hosp Facs
          Rev (Inverse Fltg) (Prerefunded @ 08/15/01)
          (FGIC Insd)................................  8.455    08/15/23      1,874,687
 2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....  6.800    03/01/14      2,232,464
 1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....  6.900    03/01/19      1,075,430

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          VIRGINIA (CONTINUED)
$3,000    Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg..........................  6.900%   05/02/22   $  1,470,000
 5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd) (b)........  6.250    07/01/20      5,105,650
                                                                           ------------
                                                                             18,834,078
                                                                           ------------
          WASHINGTON  0.9%
 1,250    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (FGIC Insd)..................  7.125    07/01/16      1,461,063
 1,555    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser C Rfdg (FSA Insd)........  5.375    07/01/15      1,534,614
 3,750    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (FSA Insd)........  5.375    07/01/15      3,700,837
                                                                           ------------
                                                                              6,696,514
                                                                           ------------
          WEST VIRGINIA  1.0%
 4,000    West VA St Hosp Fin Auth Hosp Rev Bears &
          Bulls WV Univ Med Corp Rfdg (MBIA Insd)....  6.100    01/01/18      4,056,080
 1,500    West VA St Hosp Fin Auth Hosp Rev Hosp Rev
          Bulls (Embedded Swap) (MBIA Insd)..........  5.000    01/01/18      1,553,325
 5,150    West Virginia Str Cap Apprec-
          Infrastructure Ser A.......................   *       11/01/19      1,732,305
                                                                           ------------
                                                                              7,341,710
                                                                           ------------
          WISCONSIN  0.3%
   750    Jefferson, WI Swr Sys Wtrwrks & Elec Sys
          Mtg Rev (Prerefunded @ 07/01/01)...........  7.400    07/01/16        766,155
 1,050    Wisconsin Hsg & Econ Dev Auth Home
          Ownership Rev Rfdg (Inverse Fltg)..........  9.550    10/25/22      1,111,687
   480    Wisconsin St Hlth & Edl Fac Auth Rev Hess
          Mem Hosp Assn (ACA Insd)...................  7.200    11/01/05        498,269
                                                                           ------------
                                                                              2,376,111
                                                                           ------------
          GUAM  0.0%
   250    Guam Govt Ser A............................  5.750    09/01/04        250,648
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          PUERTO RICO  0.3%
$1,250    Puerto Rico Comwlth Hwy & Tran Auth Tran
          Rev Ser A..................................  4.750%   07/01/38   $  1,048,900
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04)...................  6.375    07/01/24        272,557
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U
          Rfdg.......................................  6.000    07/01/14        261,015
   300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
          Hlth Fac Ser M Rfdg (FSA Insd).............  5.750    07/01/15        308,181
                                                                           ------------
                                                                              1,890,653
                                                                           ------------
          MARIANA ISLANDS  0.1%
   150    Northern Mariana Islands Pub Sch Sys Proj
          Ser A......................................  5.125    10/01/07        155,900
   400    Northern Mariana Islands Pub Sch Sys Proj
          Ser A......................................  5.125    10/01/08        416,240
                                                                           ------------
                                                                                572,140
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $761,761,169)...................................................    756,301,127
SHORT-TERM INVESTMENTS  3.5%
  (Cost $26,970,000)....................................................     26,970,000
                                                                           ------------
TOTAL INVESTMENTS  101.5%
  (Cost $788,731,169)...................................................    783,271,127
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.5)%...........................    (11,642,732)
                                                                           ------------

NET ASSETS  100.0%......................................................   $771,628,395
                                                                           ============

 * Zero coupon bond.

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may not be resold except in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

(e) Non-income producing security.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $788,731,169).......................  $783,271,127
Cash........................................................        54,507
Receivables:
  Interest..................................................    11,778,569
  Investments Sold..........................................     8,375,816
  Fund Shares Sold..........................................       127,699
Other.......................................................        35,824
                                                              ------------
    Total Assets............................................   803,643,542
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    27,782,589
  Income Distributions......................................     1,423,045
  Fund Shares Repurchased...................................     1,201,748
  Distributor and Affiliates................................       811,881
  Investment Advisory Fee...................................       308,339
Trustees' Deferred Compensation and Retirement Plans........       324,377
Accrued Expenses............................................       163,168
                                                              ------------
    Total Liabilities.......................................    32,015,147
                                                              ------------
NET ASSETS..................................................  $771,628,395
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $808,732,755
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (566,519)
Net Unrealized Depreciation.................................    (5,460,042)
Accumulated Net Realized Loss...............................   (31,077,799)
                                                              ------------
NET ASSETS..................................................  $771,628,395
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $688,301,544 and 48,960,567 shares of
    beneficial interest issued and outstanding).............  $      14.06
    Maximum sales charge (4.75%* of offering price).........           .70
                                                              ------------
    Maximum offering price to public........................  $      14.76
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $69,508,559 and 4,946,318 shares of
    beneficial interest issued and outstanding).............  $      14.05
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,818,292 and 984,208 shares of
    beneficial interest issued and outstanding).............  $      14.04
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 52,805,644
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,916,970
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,741,963, $827,809 and $154,317)..........     2,724,089
Shareholder Services........................................       505,347
Trustees' Fees and Related Expenses.........................       121,222
Custody.....................................................       104,107
Legal.......................................................        82,114
Other.......................................................       581,360
                                                              ------------
    Total Operating Expenses................................     8,035,209
    Less Credits Earned on Cash Balances....................        67,953
                                                              ------------
    Net Operating Expenses..................................     7,967,256
    Interest Expense........................................        88,086
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 44,750,302
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(14,910,163)
  Options...................................................        12,713
  Futures...................................................       983,206
                                                              ------------
Net Realized Loss...........................................   (13,914,244)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     6,301,745
  End of the Period:
    Investments.............................................    (5,460,042)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (11,761,787)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(25,676,031)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 19,074,271
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                 SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                 ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $  44,750,302        $   50,038,687
Net Realized Loss...............................     (13,914,244)           (5,874,518)
Net Unrealized Depreciation During the Period...     (11,761,787)          (84,600,975)
                                                   -------------        --------------
Change in Net Assets from Operations............      19,074,271           (40,436,806)
                                                   -------------        --------------

Distributions from Net Investment Income........     (45,441,909)          (51,629,129)
Distributions in Excess of Net Investment
  Income........................................        (607,917)                  -0-
                                                   -------------        --------------
Total Distributions from and in Excess of Net
  Investment Income*............................     (46,049,826)          (51,629,129)
                                                   -------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (26,975,555)          (92,065,935)
                                                   -------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................     122,371,500           753,276,652
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................      27,736,194            27,273,773
Cost of Shares Repurchased......................    (253,088,708)         (789,074,743)
                                                   -------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................    (102,981,014)           (8,524,318)
                                                   -------------        --------------
TOTAL DECREASE IN NET ASSETS....................    (129,956,569)         (100,590,253)
NET ASSETS:
Beginning of the Period.........................     901,584,964         1,002,175,217
                                                   -------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($566,519) and $691,607, respectively)........   $ 771,628,395        $  901,584,964
                                                   =============        ==============

* Distributions by Class:
------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares................................   $ (41,154,914)       $  (43,701,298)
  Class B Shares................................      (4,125,174)           (7,150,083)
  Class C Shares................................        (769,738)             (777,748)
                                                   -------------        --------------
                                                   $ (46,049,826)       $  (51,629,129)
                                                   =============        ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                         YEAR        YEAR       MONTHS            YEAR ENDED
                                         ENDED       ENDED       ENDED           DECEMBER 31,
            CLASS A SHARES             SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                         2000        1999        1998       1997     1996     1995
                                       ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $14.50      $15.99      $15.77     $15.27   $15.55   $14.26
                                        ------      ------      ------     ------   ------   ------
  Net Investment Income...............     .79         .82         .66        .85      .90      .87
  Net Realized and Unrealized
    Gain/Loss.........................    (.42)      (1.46)        .20        .50     (.30)    1.30
                                        ------      ------      ------     ------   ------   ------
Total from Investment Operations......     .37        (.64)        .86       1.35      .60     2.17
Less Distributions from and in Excess
  of Net Investment Income............     .81         .85         .64        .85      .88      .88
                                        ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD....  $14.06      $14.50      $15.99     $15.77   $15.27   $15.55
                                        ======      ======      ======     ======   ======   ======

Total Return (a)......................   2.69%      -4.25%       5.62%*     9.14%    4.07%   15.61%
Net Assets at End of the Period (In
  millions)...........................  $688.3      $777.5      $788.7     $766.2   $792.3   $839.7
Ratio of Operating Expenses to Average
  Net Assets (b)......................    .89%        .88%        .84%       .89%     .94%     .99%
Ratio of Interest Expense to Average
  Net Assets..........................    .01%        .17%        .03%        N/A      N/A      N/A
Ratio of Net Investment Income to
  Average Net Assets (b)..............   5.58%       5.34%       5.63%      5.54%    5.93%    5.86%
Portfolio Turnover....................     45%        116%         89%*      104%      73%      61%

 * Non-Annualized

N/A = Not Applicable

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                        YEAR        YEAR       MONTHS            YEAR ENDED
                                        ENDED       ENDED       ENDED           DECEMBER 31,
           CLASS B SHARES             SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                        2000        1999        1998       1997     1996     1995
                                      ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.49      $15.98      $15.76     $15.27   $15.55   $14.26
                                       ------      ------      ------     ------   ------   ------
  Net Investment Income..............     .68         .71         .57        .73      .78      .76
  Net Realized and Unrealized
    Gain/Loss........................    (.42)      (1.47)        .20        .50     (.29)    1.30
                                       ------      ------      ------     ------   ------   ------
Total from Investment Operations.....     .26        (.76)        .77       1.23      .49     2.06
Less Distributions from and in Excess
  of Net Investment Income...........     .70         .73         .55        .74      .77      .77
                                       ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.05      $14.49      $15.98     $15.76   $15.27   $15.55
                                       ======      ======      ======     ======   ======   ======

Total Return (a).....................   1.90%      -4.95%       5.05%*     8.27%    3.29%   14.74%
Net Assets at End of the Period (In
  millions)..........................  $ 69.5      $106.6      $197.9     $211.2   $211.0   $216.6
Ratio of Operating Expenses to
  Average Net Assets (b).............   1.67%       1.63%       1.62%      1.65%    1.70%    1.73%
Ratio of Interest Expense to Average
  Net Assets.........................    .01%        .17%        .03%        N/A      N/A      N/A
Ratio of Net Investment Income to
  Average Net Assets (b).............   4.86%       4.57%       4.85%      4.78%    5.17%    5.09%
Portfolio Turnover...................     45%        116%         89%*      104%      73%      61%

 * Non-Annualized

N/A = Not Applicable

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                        YEAR        YEAR       MONTHS            YEAR ENDED
                                        ENDED       ENDED       ENDED           DECEMBER 31,
           CLASS C SHARES             SEPT. 30,   SEPT. 30,   SEPT. 30,   ------------------------
                                        2000        1999        1998       1997     1996     1995
                                      ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.48      $15.96      $15.75     $15.25   $15.55   $14.26
                                       ------      ------      ------     ------   ------   ------
  Net Investment Income..............     .68         .70         .57        .73      .78      .77
  Net Realized and Unrealized
    Gain/Loss........................    (.42)      (1.45)        .19        .51     (.31)    1.29
                                       ------      ------      ------     ------   ------   ------
Total from Investment Operations.....     .26        (.75)        .76       1.24      .47     2.06
Less Distributions from and in Excess
  of Net Investment Income...........     .70         .73         .55        .74      .77      .77
                                       ------      ------      ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.04      $14.48      $15.96     $15.75   $15.25   $15.55
                                       ======      ======      ======     ======   ======   ======

Total Return (a).....................   1.91%      -4.90%       4.99%*     8.34%    3.16%   14.74%
Net Assets at End of the Period (In
  millions)..........................  $ 13.8      $ 17.5      $ 15.5     $ 15.3   $ 12.9   $ 11.2
Ratio of Operating Expenses to
  Average Net Assets (b).............   1.66%       1.63%       1.62%      1.66%    1.70%    1.72%
Ratio of Interest Expense to Average
  Net Assets.........................    .01%        .17%        .03%        N/A      N/A      N/A
Ratio of Net Investment Income to
  Average Net Assets (b).............   4.84%       4.55%       4.86%      4.75%    5.17%    5.24%
Portfolio Turnover...................     45%        116%         89%*      104%      73%      61%

 * Non-Annualized

N/A = Not Applicable

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $21,362,107 which will expire between September 30, 2003 and September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $788,731,169; the aggregate gross unrealized appreciation is $30,951,701 and the aggregate gross unrealized depreciation is $36,411,743, resulting in net unrealized depreciation on long- and short-term investments of $5,460,042.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $41,398, were reclassified from accumulated net realized gain/loss to accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $67,953 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                          % PER ANNUM
First $500 million..........................................         .50 of 1%
Over $500 million...........................................         .45 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $47,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $76,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $430,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $718,378,933, $75,171,676 and
$15,182,146 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                             SHARES           VALUE
Sales:
  Class A................................................    7,623,934    $ 107,246,548
  Class B................................................      896,369       12,634,470
  Class C................................................      176,919        2,490,482
                                                           -----------    -------------
Total Sales..............................................    8,697,222      122,371,500
                                                           ===========    =============
Dividend Reinvestment:
  Class A................................................    1,782,054    $  25,019,151
  Class B................................................      158,622        2,229,310
  Class C................................................       34,722          487,733
                                                           -----------    -------------
Total Dividend Reinvestment..............................    1,975,398       27,736,194
                                                           ===========    =============
Repurchases:
  Class A................................................  (14,055,390)   $(198,258,492)
  Class B................................................   (3,462,689)     (48,701,589)
  Class C................................................     (436,485)      (6,128,627)
                                                           -----------    -------------
Total Repurchases........................................  (17,954,564)   $(253,088,708)
                                                           ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

At September 30, 1999, capital aggregated $784,371,726, $109,009,485 and
$18,332,558 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   46,553,762    $ 718,745,672
  Class B...............................................    1,694,567       26,081,104
  Class C...............................................      554,621        8,449,876
                                                          -----------    -------------
Total Sales.............................................   48,802,950    $ 753,276,652
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,513,632    $  23,151,168
  Class B...............................................      240,540        3,697,605
  Class C...............................................       27,857          425,000
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,782,029    $  27,273,773
                                                          ===========    =============
Repurchases:
  Class A...............................................  (43,778,916)   $(676,460,122)
  Class B...............................................   (6,966,979)    (107,374,098)
  Class C...............................................     (345,002)      (5,240,523)
                                                          -----------    -------------
Total Repurchases.......................................  (51,090,897)   $(789,074,743)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 1,785,014 and 5,171,230 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $61,700 and CDSC on redeemed shares of approximately $220,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $359,059,326 and $559,516,603, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS     PREMIUM
Outstanding at September 30, 1999...........................       500     $  15,486
Options Written and Purchased (Net).........................    10,750       104,069
Options Terminated in Closing Transactions (Net)............      (750)     (302,531)
Options Expired (Net).......................................   (10,500)      182,976
                                                               -------     ---------
Outstanding at September 30, 2000...........................       -0-     $     -0-
                                                               =======     =========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................        525
Futures Opened..............................................      2,085
Futures Closed..............................................     (2,610)
                                                                 ------
Outstanding at September 30, 2000...........................        -0-
                                                                 ======

C. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $746,800.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, entered into a $100 million revolving credit agreement which expired September 30, 2000. The maximum amount available to any single fund was $75 million. Interest was charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .09% was charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the year ended September 30, 2000 was approximately $1,474,186 with an average interest rate of 5.98%. At September 30, 2000, the Fund did not have any outstanding borrowings under the agreement.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Municipal Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[ERNST & YOUNG LLP LOGO]

Chicago, Illinois
November 8, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For the year ended September 30, 2000, 99.62% of the income distributions made by the Fund were exempt from federal income taxes, In January, 2001, the Fund will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report if used with prospective investors, must be accompanied by a monthly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                           TOP FIVE STATES       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      19
             NOTES TO FINANCIAL STATEMENTS      25
            REPORT OF INDEPENDENT AUDITORS      33
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      34
     FUND OFFICERS AND IMPORTANT ADDRESSES      35

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    4.13%      3.46%      3.36%
-------------------------------------------------------------------------
One-year total return(2)                  0.78%      0.48%      2.36%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.21%      4.17%      4.17%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.04%      4.90%(3)    3.98%
-------------------------------------------------------------------------
Commencement date                      05/28/93   05/28/93   10/19/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.35%      3.79%      3.79%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.80%      5.92%      5.92%
-------------------------------------------------------------------------
SEC Yield(6)                              4.70%      4.09%      4.09%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares and Rule 12b-1 fee. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is .25% and for Class B and Class C Shares is 1%.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000.

    A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

    Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

    See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

    The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

    Market forecasts provided in this report may not necessarily come to pass.

    As a result of recent market activity, current performance may vary from the figures shown.

GROWTH OF A $10,000 INVESTMENT

(May 28, 1993 - September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                            LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                          INTERMEDIATE TERM MUNICIPAL     is an unmanaged, broad-based statistical
                                                                  INCOME FUND*                 composite of municipal bonds.+
                                                          ---------------------------     ----------------------------------------
5/93                                                                  9671                              10000
                                                                      9851                              10167
                                                                     10259                              10510
12/93                                                                10421                              10658
                                                                     10002                              10073
                                                                     10186                              10184
                                                                     10257                              10254
12/94                                                                10075                              10107
                                                                     10724                              10821
                                                                     10996                              11083
                                                                     11294                              11402
12/95                                                                11618                              11872
                                                                     11525                              11729
                                                                     11615                              11819
                                                                     11858                              12091
12/96                                                                12115                              12399
                                                                     12124                              12370
                                                                     12448                              12796
                                                                     12787                              13182
12/97                                                                13094                              13540
                                                                     13270                              13695
                                                                     13461                              13903
                                                                     13796                              14331
12/98                                                                13875                              14417
                                                                     13997                              14545
                                                                     13823                              14288
                                                                     13782                              14230
12/99                                                                13659                              14119
                                                                     13826                              14533
                                                                     14051                              14753
9/00                                                                 14351                              15109
                                                                                    Fund's Total Return
                                                                                    1 Year Total Return 0.78%
                                                                                     5 Year Avg. Annual 4.21%
                                                                                  Inception Avg. Annual 5.04%


This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............  49.7%
- AA/Aa..............   6.3%
- A/A................   5.2%
- BBB/Baa............  11.4%
- BB/Ba..............   2.3%
- CCC/Caa............   0.4%
- Non-Rated..........  24.7%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............  39.4%
- AA/Aa..............   7.2%
- A/A................   5.4%
- BBB/Baa............  20.9%
- BB/Ba..............   0.8%
- CCC/Caa............   0.4%
- Non-Rated..........  25.9%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                           0.0430
11/99                                                                           0.0430
12/99                                                                           0.0430
1/00                                                                            0.0405
2/00                                                                            0.0405
3/00                                                                            0.0405
4/00                                                                            0.0405
5/00                                                                            0.0405
6/00                                                                            0.0405
7/00                                                                            0.0380
8/00                                                                            0.0380
9/00                                                                            0.0380

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--September 30, 2000)

Colorado                                                    12.1%
---------------------------------------------------------------------
Ohio                                                         9.0%
---------------------------------------------------------------------
New Jersey                                                   8.9%
---------------------------------------------------------------------
New York                                                     7.2%
---------------------------------------------------------------------
Virginia                                                     5.9%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
General Purpose                                                            23.30                              10.20
Industrial Revenue                                                         15.80                              13.10
Health Care                                                                14.90                              19.50
Multi-Family Housing                                                       10.50                              12.60
Airport                                                                     6.30                               9.00

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN
INTERMEDIATE TERM MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. TIMOTHY D. HANEY HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused increased volatility, affecting long-term rates as well as credit spreads across virtually all fixed-income products. This hampered fund performance, as nearly a quarter of the fund's assets were invested in securities with maturities of 5 years or less.

    The persistent rise in interest-rates made it a tough year, but we did see some price support in bonds with maturities in the 10- to 15-year range over the course of the reporting period.

    Long-term municipal bonds were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000, but eased off by month's end.

    One effect of this market volatility was the widening of the yield spread between high-rated municipals and lower-rated, higher-yielding municipals. As investors sensed the market's uncertainty, many municipal-bond mutual funds experienced outflows of assets. This meant that demand for higher-yielding municipal bonds was reduced. As a result, prices in this sector of the market fell more sharply than in the higher-grade securities segment. While the fund was invested largely in higher-grade securities (with over 60 percent of its net assets in securities rated at least A or better), it held more high-yield bonds than comparable funds. This reduced fund performance as prices in the high-yield sector underperformed higher-grade securities.

    At the same time, supply in the municipal market has been sharply lower, which helped offset reduced demand and provided some support for prices. Issuance of new municipal debt has declined because the strong economy has allowed municipalities such as state governments to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace.

    For the reporting period, the fund's total return was below the benchmark return, primarily because the portfolio had a higher allocation of high-yield/high-risk securities compared to similar funds. While these securities provided a higher yield, they underperformed relative to high-grade securities as demand for high-yield bonds declined in response to market volatility.

    As of September 30, 2000, the fund achieved a 12-month total return of 4.13 percent (Class A shares at net asset value; if the maximum sales charge of 3.25 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.17 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was reduced twice during the period, in January and July. Even though the fund's monthly tax-exempt dividend was decreased to $0.038 from $0.043 per Class A share over the past 12 months, its distribution rate stood at 4.35 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of
6.80 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds
entering the primary market, we were more active in the secondary market. We actively pursued a relative-value trading strategy, particularly in the high-grade sector, where various states and coupons frequently come in and out of favor. This strategy involves buying or selling issues which appear to be undervalued or overvalued based upon historical analysis.

    Part of our strategy has been to seek yield opportunities in the middle portion of the yield curve, emphasizing maturities of 5 to 15 years, while maintaining our dollar-weighted average portfolio life of 3 to 10 years. We have pursued this approach with some success in the past, and we continue to believe it makes sense in today's market.

    Another tactic that worked to our advantage was our decision to move assets out of the BBB rated sector and into the high-grade sector, because these higher-quality securities performed better than the lower-rated portion of the market as yield spreads widened. Also, we grew uncomfortable with the risk/reward balance of the BBB rated credits. As of September 30, 2000, we had increased the fund's high-quality, AAA rated holdings to roughly 50 percent of the long-term portfolio, while decreasing its allocation to BBB rated securities to just 11 percent, down from nearly 21 percent one year earlier.

    We believe the fund is well positioned in the intermediate-term sector. It has a favorable balance of high-grade and high-yield securities. The high-grade bonds are used to capitalize on relative-value trading opportunities, while the high-yield portion of the portfolio exploits the attractive risk/reward tradeoff for lower-quality paper in the short- to intermediate-term portion of the yield curve.

Q   WHICH SECTORS OF THE MARKET WERE
    YOU MOST CONCERNED ABOUT?

A   We continued to be cautious when
investing in the health-care sector. Many hospitals and nursing homes have been hit hard by changes in the government's Medicare reimbursement policies, so we closely scrutinized the bonds issued by these types of facilities before we invested. In general, we are more optimistic about the prospects for continuing-care retirement communities, which have tended to be stronger than other areas of the health-care sector.

    Over the fiscal year, we reduced the fund's holdings in the health-care sector to roughly 15 percent of net assets, down from about 17 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we will remain neutral with respect to our interest-rate outlook.

    We anticipate that total bond issuance may be stable to lower through year-end, as municipalities continue to be flush with cash and are reluctant to issue new debt or refund outstanding debt at current market rates. We will continue to look for opportunities to increase the credit quality of the portfolio, possibly allocating more assets to the higher-grade sector of the market.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objective over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  103.7%
          ALABAMA  1.2%
$  465    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth (Prerefunded @ 12/01/08)............... 7.500%   12/01/08   $   512,416
                                                                           -----------

          ALASKA  0.6%
   250    Seward, AK Rev AK Sealife Cent Proj......... 7.100    10/01/05       252,358
                                                                           -----------

          ARIZONA  3.7%
   500    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................... 7.250    04/01/05       506,005
   990    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)....................................... 7.250    07/15/10     1,042,836
                                                                           -----------
                                                                             1,548,841
                                                                           -----------
          CALIFORNIA  3.5%
   305    California Edl Fac Auth Rev Pacific Grad
          School...................................... 6.950    11/01/07       313,927
 1,000    California St (AMBAC Insd).................. 6.400    09/01/08     1,134,300
                                                                           -----------
                                                                             1,448,227
                                                                           -----------
          COLORADO  12.5%
   290    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................... 6.800    07/01/09       285,557
    74    Colorado Hsg Fin Auth Access Pgm Single
          Family Pgm Ser E............................ 8.125    12/01/24        77,206
 1,000    Denver, CO City & Cnty Ctfs Partn Ser B
          (AMBAC Insd)................................ 5.000    12/01/11       999,510
 1,000    Denver, CO City & Cnty Arpt Rev Ser A....... 7.400    11/15/04     1,088,080
 1,630    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.125    12/01/14     1,597,726
 1,160    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.250    12/01/15     1,147,368
                                                                           -----------
                                                                             5,195,447
                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CONNECTICUT  1.4%
$  145    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A (Escrowed to Maturity), 144A--Private
          Placement (a)............................... 6.500%   09/01/06   $   159,096
   415    New Haven, CT Indl Fac Rev Adj Govt Cent
          Thermal Energies............................ 7.250    07/01/09       416,996
                                                                           -----------
                                                                               576,092
                                                                           -----------
          FLORIDA  5.5%
 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
          Ser B1 (AMBAC Insd)......................... 6.750    08/01/14     1,206,522
   190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Cent Partner Rfdg................... 8.125    12/01/07       198,404
   200    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.125    07/01/06       208,224
   300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg................................... 7.125    11/01/06       325,983
   340    Westchase East Cmnty Dev Dist FL Cap Impt
          Rev......................................... 7.250    05/01/03       347,742
                                                                           -----------
                                                                             2,286,875
                                                                           -----------
          GEORGIA  4.7%
 1,430    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
          Rev North Hill Apts Proj Rfdg (FNMA
          Collateralized) (c)......................... 6.625    01/01/25     1,494,550
   475    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlth Care Sys Proj.................. 6.000    10/01/08       453,240
                                                                           -----------
                                                                             1,947,790
                                                                           -----------
          ILLINOIS  4.8%
   350    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg................................... 7.000    01/01/06       360,315
   405    Chicago, IL Tax Increment Allocation San
          Drainage & Ship Canal A..................... 7.375    01/01/05       413,298
   545    Clay Cnty, IL Hosp Rev...................... 5.500    12/01/10       481,802
    90    Danville, IL Single Family Mtg Rev Rfdg..... 7.300    11/01/10        92,448
   330    Huntley, IL Spl Svc Area No 7 Spl Tax....... 6.000    03/01/09       327,703
   300    Peoria, IL Spl Tax WeaverRidge Spl Svc
          Area........................................ 7.625    02/01/08       311,691
                                                                           -----------
                                                                             1,987,257
                                                                           -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          LOUISIANA  1.7%
$  200    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
          Rev......................................... 7.500%   05/26/06   $   202,424
   500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A............................ 7.200    01/01/03       500,545
                                                                           -----------
                                                                               702,969
                                                                           -----------
          MASSACHUSETTS  3.4%
   500    Massachusetts St Hlth & Edl Fac Auth Rev
          Cent New England Hlth Sys Ser A............. 6.125    08/01/13       442,200
   400    Massachusetts St Hlth & Edl North Adams Regl
          Hosp Ser C.................................. 6.250    07/01/04       411,760
   170    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj........................... 7.250    07/01/06       161,491
   430    Massachusetts St Indl Fin Agy Rev Grtr Lynn
          Mental Hlth, 144A--Private Placement (a).... 6.200    06/01/08       402,437
                                                                           -----------
                                                                             1,417,888
                                                                           -----------
          MICHIGAN  4.2%
   440    John Tolfree Health Sys Corp Mich Mtg Rev... 5.450    09/15/06       417,098
 1,500    Michigan St Strategic Fd Ltd Oblig Rev
          United Waste Sys Proj....................... 5.200    04/01/10     1,332,045
                                                                           -----------
                                                                             1,749,143
                                                                           -----------
          MINNESOTA  1.8%
   500    Dakota Cnty, MN Hsg & Redev Auth
          Multi-Family Hsg Rev Affordable Hsg View
          Pointe Proj................................. 6.000    11/01/09       478,060
   255    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj................................... 7.000    11/01/06       259,134
                                                                           -----------
                                                                               737,194
                                                                           -----------
          MISSOURI  3.9%
 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A
          (FSA Insd) (c).............................. 7.000    09/01/12     1,618,770
                                                                           -----------

          MONTANA  1.2%
   500    Crow Fin Auth MT Tribal Purp Rev,
          144A--Private Placement (a)................. 5.400    10/01/07       508,300
                                                                           -----------

          NEBRASKA  2.1%
 1,000    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)......... 4.375    06/01/10       865,020
                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY  9.2%
$  500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn
          Pt Marine Terminal A........................ 7.375%   06/01/07   $   479,950
   250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Escrowed to Maturity)...... 8.000    05/15/04       273,160
   100    New Jersey Health Care Facs Fing Auth
          Rev--Palisades.............................. 7.500    07/01/06       103,321
   200    New Jersey Health Care Facs Fing Auth
          Rev--Palisades (Prerefunded @ 07/01/02)..... 7.500    07/01/06       210,776
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/06     1,112,320
   455    Rahway, NJ Ctfs Partn (MBIA Insd)........... 5.500    02/15/16       463,436
   565    Rahway, NJ Ctfs Partn (MBIA Insd)........... 5.600    02/15/17       576,774
   600    West Orange, NJ............................. 5.450    02/15/14       612,546
                                                                           -----------
                                                                             3,832,283
                                                                           -----------
          NEW YORK  7.5%
   400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A......... 5.875    12/01/09       388,036
   500    New York City Ser A......................... 7.000    08/01/07       556,215
 1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.200    08/15/05     1,080,980
 1,000    Niagara Falls, NY Pub Impt (MBIA Insd)
          (c)......................................... 6.900    03/01/20     1,080,360
                                                                           -----------
                                                                             3,105,591
                                                                           -----------
          NORTH CAROLINA  1.6%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D....................................... 6.450    01/01/14       650,336
                                                                           -----------

          OHIO  9.3%
 1,000    Akron Ohio Swr Sys Rev San--Spl (AMBAC
          Insd)....................................... 5.250    12/01/17       969,670
   455    Cleveland--Cuyahoga Cnty, OH Port Auth Rev
          Dev--Port Cleveland Bd Fd B................. 6.500    05/15/05       461,779
   500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
          Proj........................................ 6.000    04/01/09       468,960
    95    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg........................................ 6.375    05/15/11        92,389
   400    Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg............................. 5.250    12/01/01       403,568

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,000    Ohio St Air Quality Dev Auth Rev Owens
          Corning Fiberglass Proj Rfdg (c)............ 6.250%   06/01/04   $   983,700
   520    Sandusky Cnty, OH Hosp Fac Rev Rfdg Mem
          Hosp........................................ 5.000    01/01/06       497,890
                                                                           -----------
                                                                             3,877,956
                                                                           -----------
          OKLAHOMA  0.3%
   110    Shawnee, OK Hosp Auth Hosp Rev Midamerica
          Hlthcare Inc Rfdg........................... 5.750    10/01/03       108,469
                                                                           -----------

          OREGON  5.8%
 1,005    Columbia Riv, OR Peoples Util Dist Elec Sys
          Rev Ser B (MBIA Insd)....................... 5.350    12/01/16     1,001,372
 1,465    Multnomah Cnty, OR Ctfs Partn Ser A......... 4.200    08/01/08     1,389,948
                                                                           -----------
                                                                             2,391,320
                                                                           -----------
          PENNSYLVANIA  1.5%
   225    Erie, PA Higher Edl Bldg Auth College Rev
          Mercyhurst College Proj A Rfdg.............. 5.300    03/15/03       226,080
   395    Southern Chester Cnty, PA Hlth & Higher Ed
          Auth Mtg Ser A.............................. 6.100    06/01/03       392,089
                                                                           -----------
                                                                               618,169
                                                                           -----------
          SOUTH CAROLINA  0.8%
   350    Charleston Cnty, SC Hlth Facs Rev........... 5.400    04/01/04       339,535
                                                                           -----------

          TENNESSEE  3.2%
 1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd).......................................   *      06/01/15       665,145
   775    Municipal Energy Acq Corp TN Gas Rev (FSA
          Insd)....................................... 4.125    03/01/09       659,006
                                                                           -----------
                                                                             1,324,151
                                                                           -----------
          TEXAS 0.7%
   300    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Arpt Proj Ser A........ 7.500    02/01/10       304,575
                                                                           -----------

          UTAH  1.5%
   620    Utah St Hsg Fin Agy Single Family Mtg Mezz
          Ser A (FHA Gtd)............................. 7.150    07/01/12       639,716
                                                                           -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          VIRGINIA  6.1%
$  500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A............................ 7.450%   01/01/09   $   514,570
 2,000    Richmond, VA (FSA Insd) (b)................. 5.125    01/15/04     2,036,200
                                                                           -----------
                                                                             2,550,770
                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  103.7%
  (Cost $42,693,903)....................................................    43,097,458
SHORT-TERM INVESTMENTS  0.2%
  (Cost $100,000).......................................................       100,000
                                                                           -----------
TOTAL INVESTMENTS  103.9%
  (Cost $42,793,903)....................................................    43,197,458
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.9%)...........................    (1,631,685)
                                                                           -----------

NET ASSETS  100.0%......................................................   $41,565,773
                                                                           ===========

*  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery, purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $42,793,903)........................  $43,197,458
Cash........................................................       41,789
Receivables:
  Interest..................................................      625,136
  Fund Shares Sold..........................................       91,402
  Investments Sold..........................................       30,000
Other.......................................................          349
                                                              -----------
    Total Assets............................................   43,986,134
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,021,540
  Income Distributions......................................       60,826
  Distributor and Affiliates................................       34,665
  Fund Shares Repurchased...................................       22,582
  Investment Advisory Fee...................................       17,120
Trustees' Deferred Compensation and Retirement Plans........      184,643
Accrued Expenses............................................       78,985
                                                              -----------
    Total Liabilities.......................................    2,420,361
                                                              -----------
NET ASSETS..................................................  $41,565,773
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $41,316,174
Net Unrealized Appreciation.................................      403,555
Accumulated Net Realized Gain...............................       26,976
Accumulated Distributions in Excess of Net Investment
  Income....................................................     (180,932)
                                                              -----------
NET ASSETS..................................................  $41,565,773
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $26,574,784 and 2,619,612 shares of
    beneficial interest issued and outstanding).............  $     10.14
    Maximum sales charge (3.25%* of offering price).........          .34
                                                              -----------
    Maximum offering price to public........................  $     10.48
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,630,813 and 851,878 shares of
    beneficial interest issued and outstanding).............  $     10.13
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,360,176 and 628,375 shares of
    beneficial interest issued and outstanding).............  $     10.12
                                                              ===========

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $2,581,588
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $69,180, $91,595 and $55,548,
  respectively).............................................     216,323
Investment Advisory Fee.....................................     211,521
Trustees' Fees and Related Expenses.........................      62,369
Shareholder Reports.........................................      48,150
Shareholder Services........................................      43,213
Legal.......................................................      14,778
Custody.....................................................       7,056
Other.......................................................     120,141
                                                              ----------
    Total Expenses..........................................     723,551
    Less Credits Earned on Cash Balances....................       1,158
                                                              ----------
    Net Expenses............................................     722,393
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,859,195
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  288,209
  Futures...................................................     (79,672)
                                                              ----------
Net Realized Gain...........................................     208,537
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     892,640
  End of the Period.........................................     403,555
                                                              ----------
Net Unrealized Depreciation During the Period...............    (489,085)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (280,548)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,578,647
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                      YEAR ENDED           YEAR ENDED
                                                  SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                  ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  1,859,195         $  1,848,623
Net Realized Gain................................         208,537              118,720
Net Unrealized Depreciation During the Period....        (489,085)          (2,191,813)
                                                     ------------         ------------
Change in Net Assets from Operations.............       1,578,647             (224,470)
                                                     ------------         ------------
Distributions from Net Investment Income.........      (1,859,195)          (1,881,557)
Distributions in Excess of Net Investment
  Income.........................................         (86,591)             (94,570)
                                                     ------------         ------------
Distributions from and in Excess of Net
  Investment Income*.............................      (1,945,786)          (1,976,127)
                                                     ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        (367,139)          (2,200,597)
                                                     ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      18,339,022           22,415,763
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       1,226,136            1,287,591
Cost of Shares Repurchased.......................     (23,163,962)         (15,031,256)
                                                     ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (3,598,804)           8,672,098
                                                     ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (3,965,943)           6,471,501

NET ASSETS:
Beginning of the Period..........................      45,531,716           39,060,215
                                                     ------------         ------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $180,932 and $94,570,
  respectively)..................................    $ 41,565,773         $ 45,531,716
                                                     ============         ============

* Distributions by Class
-------------------------------------------------

Distributions from and in Excess of
  Net Investment Income:
  Class A Shares.................................    $ (1,343,777)        $ (1,205,493)
  Class B Shares.................................        (375,861)            (581,561)
  Class C Shares.................................        (226,148)            (189,073)
                                                     ------------         ------------
                                                     $ (1,945,786)        $ (1,976,127)
                                                     ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
         CLASS A SHARES           SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $10.22      $10.73       $10.54      $10.21   $10.26   $ 9.33
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income..........     .46         .47          .36         .48      .45      .50
  Net Realized and Unrealized
    Gain/Loss....................    (.05)       (.48)         .20         .32     (.03)     .90
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations.....................     .41        (.01)         .56         .80      .42     1.40
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .49         .50          .37         .47      .47      .47
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $10.14      $10.22       $10.73      $10.54   $10.21   $10.26
                                   ======      ======       ======      ======   ======   ======

Total Return* (a)................   4.13%      -0.10%        5.36%**     8.08%    4.27%   15.31%
Net Assets at End of the Period
  (In millions)..................  $ 26.6      $ 29.5       $ 20.6      $ 12.9   $ 12.5   $ 15.6
Ratio of Expenses to Average Net
  Assets*........................   1.44%       1.28%        1.30%       1.52%    1.56%    1.00%
Ratio of Net Investment Income to
  Average Net Assets*............   4.65%       4.49%        4.61%       4.67%    4.45%    5.10%
Portfolio Turnover...............     85%         65%          15%**       37%      45%      75%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average
   Net Assets....................     N/A         N/A          N/A       1.67%    1.74%    1.61%
  Ratio of Net Investment Income
   to Average Net Assets.........     N/A         N/A          N/A       4.52%    4.27%    4.49%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   YEAR        YEAR      NINE MONTHS
                                   ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
         CLASS B SHARES          SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                   2000        1999         1998        1997     1996     1995
                                 --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $10.20      $10.71       $10.52      $10.21   $10.26   $ 9.32
                                  ------      ------       ------      ------   ------   ------
  Net Investment Income.........     .38         .39          .31         .40      .38      .43
  Net Realized and Unrealized
    Gain/Loss...................    (.04)       (.47)         .19         .32     (.03)     .91
                                  ------      ------       ------      ------   ------   ------
Total from Investment
  Operations....................     .34        (.08)         .50         .72      .35     1.34
Less Distributions from and in
  Excess of Net Investment
  Income........................     .41         .43          .31         .41      .40      .40
                                  ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $10.13      $10.20       $10.71      $10.52   $10.21   $10.26
                                  ======      ======       ======      ======   ======   ======

Total Return* (a)...............   3.46%      -0.81%        4.74%**     7.23%    3.54%   14.62%
Net Assets at End of the Period
  (In millions).................  $  8.6      $ 10.4       $ 15.2      $ 16.4   $ 16.4   $ 17.5
Ratio of Expenses to Average Net
  Assets*.......................   2.20%       1.97%        2.06%       2.28%    2.32%    1.75%
Ratio of Net Investment Income
  to Average Net Assets*........   3.90%       3.80%        3.90%       3.91%    3.69%    4.33%
Portfolio Turnover..............     85%         65%          15%**       37%      45%      75%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average
   Net Assets...................     N/A         N/A          N/A       2.42%    2.50%    2.36%
  Ratio of Net Investment Income
   to Average Net Assets........     N/A         N/A          N/A       3.77%    3.51%    3.72%
** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fourth year. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    YEAR        YEAR      NINE MONTHS
                                    ENDED       ENDED        ENDED      YEAR ENDED DECEMBER 31,
         CLASS C SHARES           SEPT. 30,   SEPT. 30,    SEPT. 30,    ------------------------
                                    2000        1999         1998        1997     1996     1995
                                  --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $10.20      $10.71       $10.52      $10.20   $10.26   $ 9.31
                                   ------      ------       ------      ------   ------   ------
  Net Investment Income..........     .39         .40          .31         .40      .37      .43
  Net Realized and Unrealized
    Gain/Loss....................    (.06)       (.48)         .19         .32     (.03)     .92
                                   ------      ------       ------      ------   ------   ------
Total from Investment
  Operations.....................     .33        (.08)         .50         .72      .34     1.35
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .41         .43          .31         .40      .40      .40
                                   ------      ------       ------      ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $10.12      $10.20       $10.71      $10.52   $10.20   $10.26
                                   ======      ======       ======      ======   ======   ======

Total Return* (a)................   3.36%      -0.81%        4.74%**     7.23%    3.54%   14.74%
Net Assets at End of the Period
  (In millions)..................  $  6.4      $  5.6       $  3.3      $  3.1   $  5.8   $  4.9
Ratio of Expenses to Average Net
  Assets*........................   2.20%       2.02%        2.06%       2.29%    2.32%    1.74%
Ratio of Net Investment Income to
  Average Net Assets*............   3.90%       3.75%        3.89%       3.88%    3.70%    4.36%
Portfolio Turnover...............     85%         65%          15%**       37%      45%      75%
 * If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average
   Net Assets....................     N/A         N/A          N/A       2.43%    2.50%    2.34%
  Ratio of Net Investment Income
   to Average Net Assets.........     N/A         N/A          N/A       3.74%    3.52%    3.75%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $42,793,903; the aggregate gross unrealized appreciation is $1,155,122 and the aggregate gross unrealized depreciation is $751,567, resulting in net unrealized appreciation on long- and short-term investments of $403,555.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. For the year ended September 30, 2000, permanent book and tax differences of $229 relating to market discount on bonds sold were reclassified from accumulated net realized gain to accumulated distributions in excess of net investment income.

F. EXPENSE REDUCTIONS During the year ended September 30, 2000 the Fund's custody fee was reduced by $1,158 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................    .500 of 1%
Over $500 million...........................................    .450 of 1%

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $39,500 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $26,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $26,947,511, $8,234,173 and $6,134,490 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,064,994    $ 10,687,773
  Class B.................................................     463,760       4,641,788
  Class C.................................................     302,034       3,009,461
                                                            ----------    ------------
Total Sales...............................................   1,830,788    $ 18,339,022
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      85,440    $    856,863
  Class B.................................................      20,237         202,572
  Class C.................................................      16,652         166,701
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,329    $  1,226,136
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,417,160)   $(14,223,944)
  Class B.................................................    (655,558)     (6,550,781)
  Class C.................................................    (238,373)     (2,389,237)
                                                            ----------    ------------
Total Repurchases.........................................  (2,311,091)   $(23,163,962)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $29,626,819, $9,940,594 and $5,347,565 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,523,720    $ 16,094,310
  Class B.................................................     283,297       2,990,396
  Class C.................................................     315,962       3,331,057
                                                            ----------    ------------
Total Sales...............................................   2,122,979    $ 22,415,763
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      77,116    $    810,720
  Class B.................................................      30,595         322,125
  Class C.................................................      14,739         154,746
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,450    $  1,287,591
                                                            ==========    ============
Repurchases:
  Class A.................................................    (633,044)   $ (6,690,021)
  Class B.................................................    (708,231)     (7,395,119)
  Class C.................................................     (89,710)       (946,116)
                                                            ----------    ------------
Total Repurchases.........................................  (1,430,985)   $(15,031,256)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended September 30, 2000, 581,461 Class B shares converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such Shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended September 30, 2000 no Class C shares converted to Class A shares. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   3.00%              1.00%
Second.....................................................   2.50%               None
Third......................................................   2.00%               None
Fourth.....................................................   1.00%               None
Fifth and Thereafter.......................................    None               None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $2,500 and CDSC on redeemed shares of approximately $22,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,618,792 and $40,848,824, respectively.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended September 30, 2000 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures opened..............................................        30
Futures closed..............................................       (30)
                                                                   ---
Outstanding at September 30, 2000...........................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $101,900.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
November 11, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For the year ended September 30, 2000, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 2001, the Fund will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                         TOP FIVE HOLDINGS       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
            REPORT OF INDEPENDENT AUDITORS      31
                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998--September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    5.89%      5.06%      5.13%
-------------------------------------------------------------------------
One-year total return(2)                  0.84%      1.06%      4.13%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.17%      4.16%      4.45%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 4.88%      4.92%      4.94%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------
Distribution rate(3)                      4.67%      4.13%      4.12%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.30%      6.45%      6.44%
-------------------------------------------------------------------------
SEC Yield(5)                              4.93%      4.42%      4.41%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 4.20%, 3.65%, and 3.64% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income from the Fund may be taxable for those investors subject to the federal alternative minimum tax (AMT).

An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

No representation is made as to any insurer's ability to meet its commitments. While the Fund attempts to achieve its investment objective by investing primarily in a portfolio of Florida municipal securities that are insured at the time of purchase, this insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(July 29, 1994--September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                      INDEX IS AN UNMANAGED,
                                                              FLORIDA INSURED TAX FREE INCOME        BROAD-BASED STATISTICAL
                                                                            FUND                  COMPOSITE OF MUNICIPAL BONDS+.
                                                              -------------------------------     ------------------------------
7/94                                                                       9527.00                           10000.00
                                                                           9519.00                            9887.00
12/94                                                                      9387.00                            9746.00
                                                                          10021.00                           10435.00
                                                                          10145.00                           10687.00
                                                                          10418.00                           10994.00
12/95                                                                     10916.00                           11447.00
                                                                          10658.00                           11309.00
                                                                          10749.00                           11396.00
                                                                          11092.00                           11656.00
12/96                                                                     11394.00                           11955.00
                                                                          11335.00                           11928.00
                                                                          11715.00                           12337.00
                                                                          12021.00                           12711.00
12/97                                                                     12386.00                           13056.00
                                                                          12510.00                           13206.00
                                                                          12708.00                           13406.00
                                                                          13162.00                           13819.00
12/98                                                                     13207.00                           13902.00
                                                                          13260.00                           14025.00
                                                                          12947.00                           13777.00
                                                                          12670.00                           13721.00
12/99                                                                     12539.00                           13614.00
                                                                          12983.00                           14013.00
                                                                          13164.00                           14225.00
9/00                                                                      13416.00                           14569.00

                                                                                                     Fund's Total Return
                                                                                                     1 year Total Return    0.84%
                                                                                                     5 year Avg. Annual     4.17%
                                                                                                     Inception Avg. Annual  4.88%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD
(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............  96.1%
- AA/Aa..............   2.1%
- BBB/Baa............   1.8%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............  86.1%
- AA/Aa..............   2.9%
- A/A................   4.6%
- BBB/Baa............   6.4%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                            0.06
11/99                                                                            0.06
12/99                                                                            0.06
1/00                                                                             0.06
2/00                                                                             0.06
3/00                                                                             0.06
4/00                                                                             0.06
5/00                                                                             0.06
6/00                                                                             0.06
7/00                                                                             0.06
8/00                                                                             0.06
9/00                                                                             0.06

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--September 30, 2000)

Sunrise, Florida, Utility System Revenue Refunding           6.2%
---------------------------------------------------------------------
Florida State Board of Education Lottery Revenue Series B    5.3%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series A Refunding                                 4.4%
---------------------------------------------------------------------
Florida State Turnpike Authority Turnpike Revenue Series A   3.3%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series C                                           3.3%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
Public Education                                                           18.90                              18.50
Water & Sewer                                                              14.60                              12.00
Transportation                                                             11.60                               9.80
Retail Electric/Gas/Telephone                                              10.10                               9.40
Public Building                                                             8.20                               3.50

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FLORIDA
INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY THOMAS M. BYRON, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND DURING THE PAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THE ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused prices to fall, which was a minor damper on the fund's net asset value during the period.

    Long-term insured municipal bonds, on the other hand, were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as they began the period. Prices climbed strongly going into September 2000 but eased off by month's end, as the yield on the 30-year insured municipal bond rose to about
5.85 percent.

    One key aspect of these trading patterns was the widening of the yield spread between insured municipals and lower-rated, higher-yielding municipals. As investors sensed the market's uncertainty, fewer assets flowed into high-yielding municipal bonds, which carry higher risk. This development favored the high-quality, insured holdings of the fund, as demand for these securities remained stable even though overall demand in the municipal bond market was down.

    Actually, demand for Florida bonds was very strong throughout the reporting period. Despite the repeal of the state's intangibles tax--and no state income tax--investors are still eager to invest in municipal bonds issued within their home state.

    At the same time, supply in the Florida municipal market has gone down, though it hasn't dropped as much as the national market, and a declining percentage of Florida bonds came to market insured (around 54 percent of all new Florida bonds, compared to more than 70 percent a year ago). Issuance of new municipal debt has gone down because the strong economy has allowed many municipalities to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they have been more likely to buy back outstanding debt and retire it from the marketplace.

    The combination of strong demand and lower supply helped support the prices of insured Florida municipal bonds across the board.

    For the reporting period, the fund's relative performance was strong, primarily because we reduced the fund's holdings in the struggling health-care sector and took advantage of better relative values in intermediate-term securities and in high-grade, insured issues. As of September 30, 2000, the fund achieved a 12-month total return of 5.89 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 6.17 percent for the same period. Another commonly used index, the Lehman Brothers Florida Insured Municipal Bond Index (maturities greater than 5 years), produced a total return of 5.75 percent for the same period. These indexes are unmanaged, broad-based statistical composites of municipal bonds that do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indexes. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend was stable during the period at $0.0600 per Class A share, and its distribution rate stood at 4.67 percent at the end of the reporting period. With this in mind, we'd like to point out that investors would have to earn a distribution rate of 7.30 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds
entering the primary market, we were forced to be more active in the secondary market. For example, early in 2000, the uncertainty surrounding the Y2K transition created opportunities to buy deeply discounted bonds that had become oversold. We were able to pick up some good values in this segment of the market.

    Part of our strategy has been to structure the fund's portfolio to more closely match the Lehman Brothers Florida Insured Municipal Bond Index. In reshaping the portfolio, we upgraded the overall credit quality of the fund, increasing its allocation of AAA rated insured bonds to 96 percent of long-term investments, up from about 86 percent earlier in the period.

    While a slightly lower credit-quality profile gave the fund's yield a boost, it also made the fund more susceptible to price declines when credit spreads widened. As it turned out, this shift toward higher-quality bonds had a positive effect on the fund's performance.

    In March, we began investing a greater allocation of fund assets in intermediate-term securities (those ranging from 5 to 15 years in maturity), and the fund was able to benefit from favorable yields in this segment of the market.

Q   WHICH SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   Because 96 percent of the fund's
assets are insured, the fund has minimal credit concerns. This allowed us to turn our attention to price considerations. For example, the health-care sector has struggled, which was reflected in declining prices, so we were careful to protect the portfolio from excessive exposure to this sector. By the end of the reporting period, we had reduced the fund's holdings in health care to just over 5 percent of the portfolio, down from roughly 8 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we will remain neutral with respect to our interest-rate outlook.

    Powered by a thriving tourism industry and continued popularity as a retirement destination, Florida's economy should remain strong, bolstering the state's budget surplus. Also, we see Floridians continuing to look to familiar names and locations for municipal bond investments, sustaining the strong demand for the state's bond offerings.

    We anticipate that total bond issuance will be stable to lower through year-end, as municipalities continue to be flush with cash and are understandably reluctant to issue new debt or refund outstanding debt at current market rates. We feel that the cost of insuring municipal bonds may be rising, which could further limit the supply of new insured bonds.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objective over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.3%
          FLORIDA  96.3%
$  690    Bay Cnty, FL Sch Brd Ctfs Partn
          (AMBAC Insd)................................. 4.750%   07/01/17   $   620,821
   410    Brevard Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       428,442
   650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)... 5.750    12/01/13       666,127
 1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd)................................. 5.400    07/01/12     1,023,440
   500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
          Ser A Rfdg (FSA Insd)........................ 6.500    08/15/12       523,965
 1,000    Dade Cnty, FL Aviation Rev Ser B
          (MBIA Insd).................................. 5.600    10/01/26       996,600
 1,000    Dade Cnty, FL Edl Fac Auth Rev Univ of Miami
          Ser B (MBIA Insd)............................ 5.750    04/01/20     1,016,120
   500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 05/01/04) (MBIA Insd)......... 6.000    05/01/14       528,415
   750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
          Insd)........................................ 5.375    10/01/16       748,402
   900    Daytona Beach, FL Wtr & Swr Rev
          (AMBAC Insd)................................. 5.750    11/15/10       930,087
 1,250    Escambia Cnty, FL Hlth Fac Rev FL Hlthcare
          Fac (AMBAC Insd)............................. 5.950    07/01/20     1,287,087
 1,000    Escambia Cnty, FL Util Auth Util Sys Rev Ser
          B (FGIC Insd)................................   *      01/01/15       456,000
 1,200    Florida Ports Fin Comm Rev St Trans Trust Fd
          Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,153,812
 3,250    Florida St Brd Of Edl Cap Outlay Pub Edl Ser
          A Rfdg (FGIC Insd)........................... 4.500    06/01/23     2,700,880
 2,000    Florida St Brd Of Edl Cap Outlay Pub Edl Ser
          C (FGIC Insd)................................ 5.750    06/01/29     2,026,080
 1,000    Florida St Brd Of Edl Lottery Rev Ser A (FGIC
          Insd)........................................ 6.000    07/01/14     1,070,710
 3,250    Florida St Brd Of Edl Lottery Rev Ser B (FGIC
          Insd)........................................ 5.250    07/01/13     3,271,255
 2,000    Florida St Brd Regts Univ Sys Impt Rev (AMBAC
          Insd)........................................ 4.500    07/01/23     1,661,480

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
$1,750    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
          Insd)........................................ 5.000%   07/01/12   $ 1,752,660
 1,000    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser A Rfdg
          (FSA Insd)................................... 5.500    07/01/09     1,049,850
 1,500    Florida St Div Bond Fin Dept Genl Svcs Rev
          Dept Envrnmtl Protn Presvtn 2000 Ser B (FSA
          Insd)........................................ 5.250    07/01/11     1,529,940
 1,750    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
          Rfdg (FGIC Insd)............................. 5.500    07/01/05     1,819,860
 1,250    Florida St Tpk Auth Tpk Rev Dept Trans Ser B
          (MBIA Insd).................................. 5.000    07/01/16     1,194,100
 2,500    Florida St Tpk Auth Tpk Rev Ser A (FSA
          Insd)........................................ 4.500    07/01/28     2,044,600
 1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
          Insd)........................................ 6.100    10/01/18     1,040,990
 1,500    Inland Protn Fin Corp FL Spl Oblig Rev (FSA
          Insd)........................................ 5.000    01/01/03     1,517,250
 1,000    Jacksonville, FL Elec Auth Rev Saint John's
          Pwr-2 Ser 7 Rfdg (MBIA Insd)................. 5.500    10/01/14     1,004,800
 1,250    Jacksonville, FL Sales Tax Rev River City
          Renaissance Proj (FGIC Insd)................. 6.000    10/01/04     1,315,925
 1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
          Proj (AMBAC Insd)............................ 6.350    08/01/25     1,050,660
 1,000    Lakeland, FL Elec & Wtr Rev Ser A Rfdg (MBIA
          Insd)........................................ 5.000    10/01/28       903,410
   570    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Multi-Cnty Pgm Ser A (GNMA
          Collateralized).............................. 7.450    09/01/27       632,615
   865    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
          Collateralized).............................. 6.875    11/01/26       925,031
   835    Martin Cnty, FL Consolidated Util Sys Rev
          (FGIC Insd).................................. 5.750    10/01/08       878,854
   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250    10/01/18       578,071
   500    Miramar, FL Wastewtr Impt Assmt Rev
          (Prerefunded @ 10/01/04) (FGIC Insd)......... 6.750    10/01/25       544,135
   775    Orange Cnty, FL Hsg Fin Auth Single Family
          Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       799,777
 1,000    Orange Cnty, FL Sch Brd Ctfs Partn Ser A
          (MBIA Insd).................................. 5.000    08/01/20       923,530
   900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
          (Prerefunded @ 10/01/02) (AMBAC Insd)........ 6.500    10/01/19       951,417

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
$  750    Palm Beach Cnty, FL Hlth Fac Auth Rev Abbey
          Delray South Proj Rfdg....................... 5.500%   10/01/11   $   703,500
   450    Palm Beach Cnty, FL Hlth Fac Auth Rev
          Waterford Proj Rfdg.......................... 5.500    10/01/15       404,811
   750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       804,652
 1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
          Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30     1,010,120
 1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
          Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,032,262
 1,000    Port Saint Lucie, FL Util Rev Rfdg & Impt Ser
          A (MBIA Insd)................................ 5.125    09/01/27       924,130
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser
          1991-1 (Prerefunded @ 10/01/01) (MBIA
          Insd)........................................ 6.500    10/01/16     1,030,650
 1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2A
          Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,027,490
   750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd)........................ 6.500    10/01/14       816,247
 4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     3,798,520
 1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
          (FSA Insd)................................... 4.750    10/01/26       865,300
 1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)........................................ 4.750    10/01/27       862,610
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/19       965,540
 1,000    Volusia Cnty, FL Edl Fac Auth Rev Edl Facs
          Embry Riddle Ser B Rfdg (AMBAC Insd)......... 5.250    10/15/22       951,720
   500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
          Mem Hlth Rfdg & Impt (AMBAC Insd)............ 5.750    11/15/13       512,525
 1,340    West Palm Beach, FL.......................... 5.250    03/01/17     1,313,227
                                                                            -----------
                                                                             60,590,502
                                                                            -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          PUERTO RICO  1.0%
$  650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser M Rfdg (FSA Insd).................... 5.750%   07/01/15   $   667,725
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $59,640,361).....................................................    61,258,227
SHORT-TERM INVESTMENTS  1.1%
  (Cost $700,000)........................................................       700,000
                                                                            -----------
TOTAL INVESTMENTS  98.4%
  (Cost $60,340,361).....................................................    61,958,227
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%..............................       982,871
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,941,098
                                                                            ===========

 * Zero coupon bond
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Guaranteed National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $60,340,361)........................  $61,958,227
Cash........................................................      271,989
Receivables:
  Interest..................................................    1,198,839
  Fund Shares Sold..........................................       37,508
Other.......................................................        2,093
                                                              -----------
    Total Assets............................................   63,468,656
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................      131,173
  Distributor and Affiliates................................       91,778
  Fund Shares Repurchased...................................       31,395
Trustees' Deferred Compensation and Retirement Plans........      160,879
Accrued Expenses............................................      112,333
                                                              -----------
    Total Liabilities.......................................      527,558
                                                              -----------
NET ASSETS..................................................  $62,941,098
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,475,416
Net Unrealized Appreciation.................................    1,617,866
Accumulated Undistributed Net Investment Income.............       27,612
Accumulated Net Realized Loss...............................   (3,179,796)
                                                              -----------
NET ASSETS..................................................  $62,941,098
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $31,239,149 and 2,126,256 shares of
    beneficial interest issued and outstanding).............  $     14.69
    Maximum sales charge (4.75%* of offering price).........          .73
                                                              -----------
    Maximum offering price to public........................  $     15.42
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,505,448 and 2,008,053 shares of
    beneficial interest issued and outstanding).............  $     14.69
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,196,501 and 149,294 shares of
    beneficial interest issued and outstanding).............  $     14.71
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 3,609,969
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $82,420, $292,604, and $23,381,
  respectively).............................................      398,405
Investment Advisory Fee.....................................      322,416
Trustees' Fees and Related Expenses.........................       69,164
Shareholder Reports.........................................       55,888
Shareholder Services........................................       38,535
Legal.......................................................       13,460
Custody.....................................................       13,271
Other.......................................................      111,151
                                                              -----------
    Total Expenses..........................................    1,022,290
    Expense Reduction ($322,416 related to Investment
      Advisory Fees and $141,534 related to Other
      Expenses).............................................      463,950
    Less Credits Earned on Cash Balances....................        3,073
                                                              -----------
    Net Expenses............................................      555,267
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,054,702
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(1,866,940)
  Futures...................................................      (78,375)
                                                              -----------
Net Realized Loss...........................................   (1,945,315)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (456,651)
  End of the Period:
    Investments.............................................    1,617,866
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,074,517
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   129,202
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 3,183,904
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                             YEAR ENDED SEPTEMBER 30,
                                                            ---------------------------
                                                                2000           1999
                                                            ---------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................... $  3,054,702   $  2,958,169
Net Realized Loss..........................................   (1,945,315)      (950,468)
Net Unrealized Appreciation/Depreciation During the
  Period...................................................    2,074,517     (5,047,000)
                                                            ------------   ------------
Change in Net Assets from Operations.......................    3,183,904     (3,039,299)
                                                            ------------   ------------

Distributions from Net Investment Income:
  Class A Shares...........................................   (1,645,156)    (1,709,865)
  Class B Shares...........................................   (1,227,060)    (1,147,849)
  Class C Shares...........................................      (98,183)      (100,301)
                                                            ------------   ------------
Total Distributions........................................   (2,970,399)    (2,958,015)
                                                            ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........      213,505     (5,997,314)
                                                            ------------   ------------

FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold..................................   18,770,175     40,933,657
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................    1,361,508      1,349,269
Cost of Shares Repurchased.................................  (29,312,792)   (16,727,671)
                                                            ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........   (9,181,109)    25,555,255
                                                            ------------   ------------
TOTAL INCREASE/DECREASE IN NET ASSETS......................   (8,967,604)    19,557,941
NET ASSETS:
Beginning of the Period....................................   71,908,702     52,350,761
                                                            ------------   ------------
End of the Period (Including accumulated undistributed net
  investment income of $27,612 and $(57,917),
  respectively)............................................ $ 62,941,098   $ 71,908,702
                                                            ============   ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                      YEAR ENDED       MONTHS
                                     SEPTEMBER 30,      ENDED     YEAR ENDED DECEMBER 31,
          CLASS A SHARES            ---------------   SEPT. 30,   ------------------------
                                     2000     1999      1998       1997     1996     1995
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $14.58   $15.92    $15.55     $15.06   $15.20   $13.80
                                    ------   ------    ------     ------   ------   ------
  Net Investment Income............   0.73     0.78      0.56       0.76     0.78     0.79
  Net Realized and Unrealized
    Gain/Loss......................   0.10    (1.35)     0.39       0.51    (0.15)    1.41
                                    ------   ------    ------     ------   ------   ------
Total from Investment Operations...   0.83    (0.57)     0.95       1.27     0.63     2.20
                                    ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......   0.72     0.77      0.58       0.77     0.77     0.80
  Distributions from Net Realized
    Gain...........................    -0-      -0-       -0-       0.01      -0-      -0-
                                    ------   ------    ------     ------   ------   ------
Total Distributions................   0.72     0.77      0.58       0.78     0.77     0.80
                                    ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................... $14.69   $14.58    $15.92     $15.55   $15.06   $15.20
                                    ======   ======    ======     ======   ======   ======

Total Return* (a)..................  5.89%   -3.74%     6.26%**    8.72%    4.37%   16.29%
Net Assets at End of the Period (In
  millions)........................ $ 31.2   $ 39.8    $ 27.1     $ 29.3   $ 22.2   $ 16.2
Ratio of Expenses to Average Net
  Assets*..........................   .48%     .37%      .60%       .59%     .28%     .44%
Ratio of Net Investment Income to
  Average Net Assets*..............  5.11%    4.98%     4.85%      5.05%    5.31%    5.33%
Portfolio Turnover.................    61%     101%       50%**      48%      73%      41%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................  1.20%    1.10%     1.30%      1.29%    1.47%    1.70%
Ratio of Net Investment Income to
  Average Net Assets...............  4.39%    4.25%     4.15%      4.35%    4.13%    4.07%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales were included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                      YEAR ENDED       MONTHS
                                     SEPTEMBER 30,      ENDED     YEAR ENDED DECEMBER 31,
          CLASS B SHARES            ---------------   SEPT. 30,   ------------------------
                                     2000     1999      1998       1997     1996     1995
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $14.58   $15.93    $15.55     $15.06   $15.20   $13.79
                                    ------   ------    ------     ------   ------   ------
  Net Investment Income............   0.62     0.66      0.48       0.65     0.67     0.68
  Net Realized and Unrealized
    Gain/Loss......................   0.10    (1.35)     0.39       0.51    (0.15)    1.42
                                    ------   ------    ------     ------   ------   ------
Total from Investment Operations...   0.72    (0.69)     0.87       1.16     0.52     2.10
                                    ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......   0.61     0.66      0.49       0.66     0.66     0.69
  Distributions from Net Realized
    Gain...........................    -0-      -0-       -0-       0.01      -0-      -0-
                                    ------   ------    ------     ------   ------   ------
Total Distributions................   0.61     0.66      0.49       0.67     0.66     0.69
                                    ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................... $14.69   $14.58    $15.93     $15.55   $15.06   $15.20
                                    ======   ======    ======     ======   ======   ======

Total Return* (a)..................  5.06%   -4.51%     5.74%**    7.91%    3.58%   15.53%
Net Assets at End of the Period (In
  millions)........................ $ 29.5   $ 29.0    $ 23.6     $ 22.5   $ 18.9   $ 16.9
Ratio of Expenses to Average Net
  Assets*..........................  1.26%    1.13%     1.35%      1.33%    1.03%    1.12%
Ratio of Net Investment Income to
  Average Net Assets*..............  4.33%    4.23%     4.09%      4.30%    4.56%    4.66%
Portfolio Turnover.................    61%     101%       50%**      48%      73%      41%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................  1.98%    1.86%     2.05%      2.03%    2.22%    2.38%
Ratio of Net Investment Income to
  Average Net Assets...............  3.61%    3.50%     3.39%      3.60%    3.38%    3.40%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        NINE
                                      YEAR ENDED       MONTHS
                                     SEPTEMBER 30,      ENDED     YEAR ENDED DECEMBER 31,
          CLASS C SHARES            ---------------   SEPT. 30,   ------------------------
                                     2000     1999      1998       1997     1996     1995
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD........................... $14.59   $15.94    $15.58     $15.08   $15.21   $13.79
                                    ------   ------    ------     ------   ------   ------
  Net Investment Income............   0.63     0.66      0.48       0.67     0.67     0.69
  Net Realized and Unrealized
    Gain/Loss......................   0.10    (1.35)     0.37       0.50    (0.14)    1.42
                                    ------   ------    ------     ------   ------   ------
Total from Investment Operations...   0.73    (0.69)     0.85       1.17     0.53     2.11
                                    ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......   0.61     0.66      0.49       0.66     0.66     0.69
  Distribution from Net Realized
    Gain...........................    -0-      -0-       -0-       0.01      -0-      -0-
                                    ------   ------    ------     ------   ------   ------
Total Distributions................   0.61     0.66      0.49       0.67     0.66     0.69
                                    ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................... $14.71   $14.59    $15.94     $15.58   $15.08   $15.21
                                    ======   ======    ======     ======   ======   ======

Total Return* (a)..................  5.13%   -4.51%     5.60%**    7.97%    3.65%   15.61%
Net Assets at End of the Period (In
  millions)........................ $  2.2   $  3.1    $  1.6     $  1.2   $   .8   $   .5
Ratio of Expenses to Average Net
  Assets*..........................  1.22%    1.14%     1.32%      1.37%    1.03%    1.13%
Ratio of Net Investment Income to
  Average Net Assets*..............  4.37%    4.28%     4.08%      4.38%    4.56%    4.51%
Portfolio Turnover.................    61%     101%       50%**      48%      73%      41%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................  1.94%    1.87%     2.03%      2.06%    2.22%    2.39%
Ratio of Net Investment Income to
  Average Net Assets...............  3.65%    3.55%     3.38%      3.68%    3.38%    3.25%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $2,315,103 which will expire between September 30, 2005 and September 30, 2008. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At September 30, 2000, for federal income tax purposes the cost of long- and short-term investments is $60,340,361, the aggregate gross unrealized appreciation is $2,060,196 and the aggregate gross unrealized depreciation is $442,330, resulting in net unrealized appreciation on long- and short-term investments of $1,617,866.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. A permanent difference relating to market discount totaling $1,226 has been reclassified from accumulated net realized loss to accumulated net investment income.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $3,073 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Advisor") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................  .500 of 1%
Over $500 million...........................................  .450 of 1%

    For the year ended September 30, 2000, the Adviser voluntarily waived $322,416 of its investment advisory fees and assumed $141,534 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $37,400 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $21,500. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $32,307,912, $29,804,600 and $2,362,904 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     762,556    $ 10,937,026
  Class B.................................................     491,604       7,097,963
  Class C.................................................      51,035         735,186
                                                            ----------    ------------
Total Sales...............................................   1,305,195    $ 18,770,175
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,849    $    805,848
  Class B.................................................      35,909         518,765
  Class C.................................................       2,557          36,895
                                                            ----------    ------------
Total Dividend Reinvestment...............................      94,315    $  1,361,508
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,423,436)   $(20,319,270)
  Class B.................................................    (508,265)     (7,319,747)
  Class C.................................................    (117,202)     (1,673,775)
                                                            ----------    ------------
Total Repurchases.........................................  (2,048,903)   $(29,312,792)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $40,884,308, $29,507,619 and $3,264,598 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,535,773    $ 23,866,507
  Class B.................................................     915,485      14,180,809
  Class C.................................................     186,134       2,886,341
                                                            ----------    ------------
Total Sales...............................................   2,637,392    $ 40,933,657
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      52,779    $    808,309
  Class B.................................................      32,141         494,596
  Class C.................................................       3,009          46,364
                                                            ----------    ------------
Total Dividend Reinvestment...............................      87,929    $  1,349,269
                                                            ==========    ============
Repurchases:
  Class A.................................................    (560,294)   $ (8,714,774)
  Class B.................................................    (441,657)     (6,786,954)
  Class C.................................................     (78,013)     (1,225,943)
                                                            ----------    ------------
Total Repurchases.........................................  (1,079,964)   $(16,727,671)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the year ended September 30, 2000, 25,095 Class B Shares converted to Class A Shares. For the year September 30, 1999, no Class B Shares converted to Class A Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2000, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $10,900 and CDSC on redeemed shares of approximately $93,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,273,277 and $45,282,598, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000, were as follows.

                                                                CONTRACTS
Outstanding at September 30, 1999...........................       -0-
Futures Opened..............................................        58
Futures Closed..............................................       (58)
                                                                   ---
Outstanding at September 30, 2000...........................       -0-
                                                                   ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $233,100.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Florida Insured Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
November 8, 2000

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64121-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

                      TAX NOTICE TO CORPORATE SHAREHOLDERS
 For the year ended September 30, 2000, the Fund designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Fund will provide tax information to Shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After February 28, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                         TOP FIVE HOLDINGS       8
                          TOP FIVE SECTORS       8
          Q&A WITH YOUR PORTFOLIO MANAGERS       9
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      24
            REPORT OF INDEPENDENT AUDITORS      32
     FUND OFFICERS AND IMPORTANT ADDRESSES      33

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH WAS STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.7 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT RECENT CUTS IN MANUFACTURING PAYROLLS SUPPORT THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND IN THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998 -- September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.70

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1998 -- September 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.30
Sep 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    4.91%      4.17%      4.24%
-------------------------------------------------------------------------
One-year total return(2)                 -0.10%      0.18%      3.24%
-------------------------------------------------------------------------
Five-year total return(2)                 5.04%      5.04%      5.30%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.42%      5.48%      5.49%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------
Distribution rate(3)                      4.68%      4.15%      4.14%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(4)                                   7.85%      6.96%      6.95%
-------------------------------------------------------------------------
SEC Yield(5)                              3.91%      3.36%      3.36%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.09%, 2.49%, and 2.49% for Classes A, B and C Shares, respectively, and total returns would have been lower.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(July 29, 1994--September 30, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                        LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                                                                      is an unmanaged, broad-based statistical
                                                    NEW YORK TAX FREE INCOME FUND*         composite of municipal bonds.+
                                                    ------------------------------    ----------------------------------------
7/94                                                             9527                              10000
                                                                 9422                               9887
12/94                                                            9248                               9746
                                                                 9958                              10435
                                                                10046                              10687
                                                                10320                              10994
12/95                                                           10850                              11447
                                                                10624                              11309
                                                                10735                              11396
                                                                11077                              11658
12/96                                                           11408                              11955
                                                                11430                              11928
                                                                11833                              12339
                                                                12247                              12711
12/97                                                           12654                              13056
                                                                12852                              13206
                                                                13090                              13406
                                                                13554                              13819
12/98                                                           13602                              13902
                                                                13713                              14025
                                                                13443                              13777
                                                                13200                              13721
12/99                                                           12937                              13614
                                                                13292                              14013
                                                                13470                              14225
9/00                                                            13849                              14569
                                                                              Fund's Total Return
                                                                              1 Year Total Return -0.10%
                                                                                5 Year Avg. Annual 5.04%
                                                                             Inception Avg. Annual 5.42%

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and an annual 12b-1 fee of up to 0.25 percent.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages. As a result of recent market activity, current performance may vary from the figures shown.

Source:
* Hypo(R) Provided by Towers Data, Bethesda, MD

(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2000
- AAA/Aaa............  37.7%
- AA/Aa..............  19.2%
- A/A................  18.3%
- BBB/Baa............  15.0%
- BB/Ba..............   0.6%
- Non-Rated..........   9.2%

                                     [PIE CHART]
As of September 30, 1999
- AAA/Aaa............  43.3%
- AA/Aa..............   7.4%
- A/A................   8.3%
- BBB/Baa............  24.5%
- BB/Ba..............   0.7%
- Non-Rated..........  15.8%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/99                                                                            0.061
11/99                                                                            0.061
12/99                                                                            0.061
1/00                                                                             0.061
2/00                                                                             0.061
3/00                                                                             0.061
4/00                                                                             0.061
5/00                                                                             0.061
6/00                                                                             0.061
7/00                                                                             0.061
8/00                                                                             0.061
9/00                                                                             0.061

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments -- September 30, 2000)

New York St Dorm Authority Revenue State University
Educational Facility Series B                                2.8%
---------------------------------------------------------------------
Metropolitan Transportation Authority NY Commuter Facility
Revenue                                                      2.7%
---------------------------------------------------------------------
New York St Thruway Authority General Revenue Series E       2.6%
---------------------------------------------------------------------
Monroe County, NY Individual Development Agency              2.6%
---------------------------------------------------------------------
New York St Medical Care Facility Hospital & Nursing Home    2.6%
---------------------------------------------------------------------

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2000                 SEPTEMBER 30, 1999
                                                                     ------------------                 ------------------
Higher Education                                                           32.30                              25.50
General Purpose                                                            14.80                              12.50
Transportation                                                             10.30                              10.70
Other Care                                                                  9.40                               7.80
Industrial Revenue                                                          7.20                               9.30

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN NEW YORK TAX
FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED SEPTEMBER 30, 2000. THE TEAM IS LED BY DENNIS PIETRZAK, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT YOU FACED IN MANAGING THE FUND, AND HOW DID THE FUND PERFORM IN THE ENVIRONMENT?

A   The market had its share of
volatility over the past year. The much-dreaded year 2000 transition came and went without making a significant impact on the markets, other than a bit of overcautious defensive selling in late 1999 and early 2000.

    Short-term interest rates climbed steadily as the Federal Reserve Board increased key short-term lending rates four times over the past 12 months, reacting to strong economic growth, rising commodities prices, and a tight labor market. Rising yields at the short end of the maturity spectrum caused increased volatility, affecting long-term rates as well as credit spreads across all fixed-income products.

    Long-term municipal bonds were on a bit of a roller-coaster ride, declining and then rallying twice during the 12-month period, with yields finally settling at virtually the same level as at the beginning of the period. Prices climbed strongly going into September 2000, but eased off by month's end, as the yield on the 30-year general obligation bond rose to about 7.22 percent.

    One effect of this market volatility was the widening of the yield spread between high-rated municipals and lower-rated, higher-yielding/higher-risk municipals. As investors sensed the market's uncertainty, municipal-bond mutual funds experienced outflows of investor assets. This meant that demand for higher-yielding municipal bonds in general was somewhat reduced, though demand for New York municipals held up quite well. Still, prices in this sector of the market fell sharply and the fund--which had placed a significant emphasis on yield, compared to similar funds--was hurt by its relatively high concentration of nonrated and lower-rated bonds.

    Supply in the municipal market has been sharply lower, which provided some support for prices. Issuance of new municipal debt has declined because the strong economy has allowed municipalities such as state governments to accumulate sizable budget surpluses, which has reduced the need to raise money through debt offerings. Also, higher interest rates made it less attractive for municipalities to refund existing bond issues; instead, they were more likely to buy back outstanding debt and retire it from the marketplace.

    The strength of New York municipal finances was reflected in continued upgrades in the credit-quality ratings of select New York issues.

    For the reporting period, the fund's total return lagged its peer group, primarily because the portfolio had a higher allocation of nonrated or lower-rated securities than similar funds. While these securities provided a higher yield, they were also more vulnerable to price declines during market volatility.

    As of September 30, 2000, the fund had achieved a 12-month total return of
4.91 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance will vary from the figures shown. By comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 6.17 percent, and the Lehman Brothers New York Municipal Bond Index (maturities greater than five years), which we believe closely resembles the fund, returned 6.24 percent for the same time period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds, and the Lehman Brothers New York Municipal Bond Index reflects a statistical composite of New York investment-grade municipal bonds. These indexes do not include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indexes. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

    The fund's dividend remained stable throughout the period at $0.061 per Class A share. As a result, its distribution rate stood at 4.68 percent at the end of the reporting period. Please note that investors would have to earn a distribution rate of 7.85 percent on a taxable investment (for an investor in the 40.4 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the fund.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Because of the low supply of bonds
entering the primary market, we were more active in the secondary market. For example, early in 2000 the market's pessimistic tone created opportunities to buy deeply discounted bonds that had become oversold. We were able to acquire several securities at attractive prices in this segment of the market.

    In response to widening credit spreads, we reduced the fund's exposure to nonrated and noninvestment-grade securities to less than 10 percent of long-term investments, down from 16 percent at the start of the reporting period, and increased the fund's allocation to higher-grade municipal bonds, improving the overall credit quality of the portfolio. The prices of high-quality bonds are typically less vulnerable to market volatility than those of lower-rated bonds. As of September 30, 2000, we had increased the fund's high-quality, AA rated holdings to 19.2 percent of long-term investments, up from 7.4 percent at the start of the 12-month reporting period. Keep in mind that not all bonds in the portfolio performed favorably, and there is no guarantee that any of these bonds will perform as well or will be held by the portfolio in the future.

    Other changes revolved around our decision to align the portfolio's duration more closely with that of another commonly used index, the Lehman Brothers New York Municipal Bond Index. Consequently, the fund's average adjusted duration was reduced to 8.19 years, down from its duration of 9.55 years as of September 30, 1999, which may help make the fund less sensitive to interest-rate changes.

Q   WHICH SECTORS OF THE MARKET
    WERE YOU MOST CONCERNED ABOUT?

A   There was no particular concern
about specific market sectors, but we did keep our eye on the health-care sector. This market segment has struggled, which is reflected in declining prices, so we were careful to protect the portfolio from excessive exposure to this sector. By the end of the reporting period, we had reduced the fund's holdings in health care to 3.17 percent of long-term investments, down from 5.63 percent at the start of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Because the level of interest rates
has such an influence on the value of municipal bonds, the market will be carefully watching the actions of the Federal Reserve Board. It appears that economic growth may be moderating, making it less likely that the Fed will increase rates again in the very near future. In fact, some market-watchers are expecting the Fed to decrease rates by the end of the year. In light of the current market conditions, we remain neutral with respect to our interest-rate outlook.

    We anticipate that total bond issuance will be stable to lower through year-end, as municipalities continue to be flush with cash and are reluctant to issue new debt or refund outstanding debt at current market rates. We will continue to look for opportunities to increase the credit quality of the portfolio, possibly allocating more assets to the higher-grade sector of the market.

    It appears that the New York economy may continue to remain strong, keeping state finances solid. Demand for the state's municipal bonds should remain stable, as New York is a high-tax state.

    Going forward, we will continue to rely on our strong research capabilities, seeking to achieve the fund's investment objective over the long term.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.1%
          NEW YORK  93.6%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A............................. 6.875%   06/01/39   $   302,894
 1,630    Clifton Park, NY Wtr Auth Sys Rev Ser A (FGIC
          Insd)........................................ 5.000    10/01/29     1,451,107
   500    Erie Cnty, NY Indl Dev Agy Civic Fac Rev
          Depaul Ppty Inc Proj Ser A................... 5.750    09/01/28       430,655
   250    Erie Cnty, NY Indl Dev Agy Life Care Cmnty
          Rev Episcopal Church Home Ser A (b).......... 6.000    02/01/28       206,650
   700    Essex Cnty, NY Indl Dev Agy Environmental
          Impt Rev Intl Paper Corp Proj Ser A.......... 6.450    11/15/23       717,248
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (b)............. 7.500    03/01/26       568,525
 1,250    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (AMBAC Insd)........................... 5.500    12/01/09     1,309,025
 1,000    Long Island Power Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd)............................. 5.000    12/01/18       934,750
 1,645    Metropolitan Tran Auth NY Commuter Fac Rev
          (b).......................................... 5.500    07/01/14     1,645,461
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A (b)................. 6.250    03/01/28       382,810
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John
          Fisher College Proj (b)...................... 5.375    06/01/09     1,178,978
    95    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.650    04/01/06        91,970
   310    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.700    04/01/07       298,505
   325    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.800    04/01/08       312,572
   170    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 4.900    04/01/09       163,691
   395    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 5.150    04/01/12       374,519
 1,705    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A............................. 5.250    04/01/19     1,557,023

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  375    Mount Vernon, NY Indl Dev Agy Wartburg Sr Hsg
          Inc Meadowview (b)........................... 6.000%   06/01/09   $   352,391
 1,000    Nassau Cnty, NY Ser F........................ 7.000    03/01/03     1,046,550
 1,100    New York City Indl Dev Agy Brooklyn
          Navy Yard.................................... 5.650    10/01/28     1,001,121
   490    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled........... 7.500    08/01/26       499,996
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj................. 5.750    09/01/17       501,530
   375    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................. 5.700    01/01/04       385,995
   350    New York City Indl Dev Civic Touro College
          Proj Ser A................................... 6.350    06/01/29       335,255
   500    New York City Indl Dev Civic YMCA Greater NY
          Proj......................................... 6.000    08/01/07       523,170
   500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (AMBAC Insd) (b)................... 5.375    06/15/19       487,860
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (FSA Insd)......................... 5.250    06/15/29       929,370
 1,325    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B.................................... 6.000    06/15/33     1,369,825
   500    New York City Ser B.......................... 5.700    08/15/07       528,015
 1,000    New York City Ser B (a)...................... 5.875    08/01/15     1,046,450
   500    New York City Ser C (Prerefunded @
          08/15/01).................................... 7.250    08/15/24       512,560
 1,255    New York City Ser H.......................... 5.000    03/15/29     1,097,774
   500    New York City Ser H (Prerefunded @ 02/01/02)
          (FSA Insd)................................... 7.000    02/01/21       523,880
 1,250    New York City Tran Fin Auth Rev Ser B (FGIC
          Insd)........................................ 4.750    11/01/23     1,081,950
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace........................ 5.500    07/01/09       534,679
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace........................ 5.500    07/01/10       628,788
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)...................... 5.250    07/01/25       938,710
 1,230    New York St Dorm Auth Rev City Univ Ser D
          (FSA Insd)................................... 5.750    07/01/12     1,308,449
   300    New York St Dorm Auth Rev City Univ Ser F.... 5.000    07/01/14       284,661
   750    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A........................................ 5.625    07/01/16       764,482

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  600    New York St Dorm Auth Rev City Univ Sys Third
          Genl Res 2 Rfdg.............................. 6.000%   07/01/05   $   632,976
   500    New York St Dorm Auth Rev Court Fac Lease Ser
          A............................................ 5.700    05/15/22       489,325
   750    New York St Dorm Auth Rev FHA Nursing Home
          Menorah (FHA Gtd)............................ 5.950    02/01/17       772,012
 1,245    New York St Dorm Auth Rev Long Island Univ... 5.000    09/01/16     1,180,098
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B................................... 6.375    07/01/29     1,236,912
 1,000    New York St Dorm Auth Rev Mount Sinai Health
          Ser A........................................ 5.625    07/01/04     1,028,130
   830    New York St Dorm Auth Rev NY Univ Ser A
          (AMBAC Insd) (a)............................. 5.250    07/01/06       850,891
 1,245    New York St Dorm Auth Rev NY Univ Ser A
          (AMBAC Insd) (a)............................. 5.250    07/01/07     1,278,279
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D.................... 5.750    02/15/08     1,050,460
   500    New York St Dorm Auth Rev St Univ Edl Fac.... 5.750    05/15/10       523,670
 1,000    New York St Dorm Auth Rev St Univ Edl Fac Ser
          A (MBIA Insd)................................ 4.750    05/15/25       857,930
 1,665    New York St Dorm Auth Rev St Univ Edl Facs
          Ser B (FSA Insd)............................. 5.250    05/15/13     1,688,710
 1,000    New York St Dorm Auth Rev St Univ Fac 1989
          Res (MBIA Insd).............................. 6.000    05/15/15     1,063,290
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Co Ser B (Inverse
          Fltg) (c).................................... 9.077    07/01/26       571,875
   500    New York St Environmental Fac Corp Pollutn
          Ctl Rev St Wtr Revolving Fund Ser D.......... 6.850    11/15/11       545,365
   490    New York St Hsg Fin Agy Rev Insd Multi-Family
          Mtg Ser B (AMBAC Insd)....................... 6.250    08/15/14       505,974
 1,350    New York St Loc Govt Assist Ser E Rfdg....... 6.000    04/01/14     1,458,634
   500    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)........................................ 6.200    08/15/05       540,490
 1,500    New York St Med Care Fac Fin Hosp & Nursing
          Home Ser D................................... 6.200    02/15/28     1,543,065
   500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B
          (b).......................................... 6.650    10/01/25       512,235
   730    New York St Mtg Agy Rev Homeowner Mtg Ser 58
          (b).......................................... 6.400    04/01/27       755,375

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          71........................................... 5.400%   04/01/29   $   935,060
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90........................................... 6.350    10/01/30     1,042,290
 1,750    New York St Thruway Auth Gen Rev Ser E Rfdg.. 4.750    01/01/19     1,558,165
 1,000    New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg................................... 6.000    04/01/07     1,068,390
   290    New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg................................... 5.750    04/01/09       304,120
 1,000    New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg (AMBAC Insd) (a).................. 5.500    04/01/11     1,040,890
   370    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................. 5.625    01/01/07       380,231
   300    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................. 5.750    01/01/13       303,291
   500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg........................... 5.500    01/01/14       504,880
   420    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20       453,751
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac St
          Elizabeth Med Ser A.......................... 5.875    12/01/29       262,119
   455    Orange Cnty, NY Indl Dev Agy Life Care The
          Glen Arden Inc Proj.......................... 5.625    01/01/18       373,118
   300    Port Auth NY & NJ Spl Oblig.................. 7.000    10/01/07       313,038
   555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
          Dominican College Proj 144A Private Placement
          (d).......................................... 6.250    05/01/28       484,698
   400    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A.............. 6.375    12/01/17       374,096
   225    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B................................... 7.500    08/01/10       213,019
   300    Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg................................... 5.000    01/01/12       296,799
   350    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A.................. 6.250    06/01/08       332,056
   500    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A........................... 5.750    08/01/28       471,870
                                                                            -----------
                                                                             58,407,421
                                                                            -----------
          GUAM  0.8%
   500    Guam Arpt Auth Rev Ser B..................... 6.700    10/01/23       518,145
                                                                            -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                   COUPON   MATURITY      VALUE
          U. S. VIRGIN ISLANDS  2.7%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Loan Ser A............................. 6.375%   10/01/19   $ 1,025,030
   650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
          Nts Ser C.................................... 5.500    10/01/07       656,578
                                                                            -----------
                                                                              1,681,608
                                                                            -----------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $60,097,794).....................................................    60,607,174
                                                                            -----------
SHORT-TERM INVESTMENTS  6.6%
 1,900    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser C.................................... 5.550    06/15/23     1,900,000
 2,200    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev NY St Elec & Gas Ser C............... 5.400    06/01/29     2,200,000
                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,100,000)......................................................     4,100,000
                                                                            -----------

TOTAL INVESTMENTS  103.7%
  (Cost $64,197,794).....................................................    64,707,174

LIABILITIES IN EXCESS OF OTHER ASSETS  (3.7%)............................    (2,285,107)
                                                                            -----------

NET ASSETS  100.0%.......................................................   $62,422,067
                                                                            ===========

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2000

ASSETS:
Total Investments (Cost $64,197,794)........................  $64,707,174
Cash........................................................      107,673
Receivables:
  Interest..................................................    1,057,645
  Fund Shares Sold..........................................      271,750
Other.......................................................        1,998
                                                              -----------
    Total Assets............................................   66,146,240
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,180,666
  Fund Shares Repurchased...................................      132,297
  Investment Advisory Fee...................................       75,731
  Income Distributions......................................       74,270
  Distributor and Affiliates................................       71,523
Accrued Expenses............................................      106,198
Trustees' Deferred Compensation and Retirement Plans........       83,488
                                                              -----------
    Total Liabilities.......................................    3,724,173
                                                              -----------
NET ASSETS..................................................  $62,422,067
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $64,501,013
Net Unrealized Appreciation.................................      509,380
Accumulated Net Investment Income...........................      165,615
Accumulated Net Realized Loss...............................   (2,753,941)
                                                              -----------
NET ASSETS..................................................  $62,422,067
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $28,963,479 and 1,942,222 shares of
    beneficial interest issued and outstanding).............  $     14.91
    Maximum sales charge (4.75%* of offering price).........          .74
                                                              -----------
    Maximum offering price to public........................  $     15.65
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,852,812 and 1,936,838 shares of
    beneficial interest issued and outstanding).............  $     14.90
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,605,776 and 308,987 shares of
    beneficial interest issued and outstanding).............  $     14.91
                                                              ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 3,704,569
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $77,080, $273,870 and $48,687,
  respectively).............................................      399,637
Investment Advisory Fee.....................................      378,581
Shareholder Reports.........................................       86,845
Trustees' Fees and Related Expenses.........................       36,654
Legal.......................................................       18,251
Custody.....................................................        7,941
Other.......................................................      146,369
                                                              -----------
    Total Expenses..........................................    1,074,278
    Expense Reduction ($378,581 Investment Advisory Fee and
      $67,713 Other)........................................      446,294
    Less Credits Earned on Cash Balances....................        1,911
                                                              -----------
    Net Expenses............................................      626,073
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,078,496
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(2,399,758)
  Futures...................................................     (237,906)
                                                              -----------
Net Realized Loss...........................................   (2,637,664)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,711,632)
  End of the Period:
    Investments.............................................      509,380
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,221,012
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (416,652)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,661,844
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2000 and 1999

                                                     YEAR ENDED           YEAR ENDED
                                                 SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
                                                 ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................    $  3,078,496         $  2,758,315
Net Realized Loss...............................      (2,637,664)             (81,746)
Net Unrealized Appreciation/Depreciation During
  the Period....................................       2,221,012           (4,877,763)
                                                    ------------         ------------
Change in Net Assets from Operations............       2,661,844           (2,201,194)
                                                    ------------         ------------

Distributions from Net Investment Income........      (2,907,125)          (2,758,315)
Distributions in Excess of Net Investment
  Income........................................             -0-              (16,019)
                                                    ------------         ------------
Distributions from and in Excess of Net
  Investment Income*............................      (2,907,125)          (2,774,334)
Distributions from Net Realized Gains*..........             -0-             (280,511)
                                                    ------------         ------------
Total Distributions.............................      (2,907,125)          (3,054,845)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................        (245,281)          (5,256,039)
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      14,105,208           37,031,717
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................       1,952,433            2,056,860
Cost of Shares Repurchased......................     (23,345,078)         (10,970,966)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................      (7,287,437)          28,117,611
                                                    ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...........      (7,532,718)          22,861,572
NET ASSETS:
Beginning of the Period.........................      69,954,785           47,093,213
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $165,615 and ($31,689), respectively).........    $ 62,422,067         $ 69,954,785
                                                    ============         ============

* Distributions by Class
------------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares................................    $ (1,546,701)        $ (1,566,371)
  Class B Shares................................      (1,154,454)          (1,029,529)
  Class C Shares................................        (205,970)            (178,434)
                                                    ------------         ------------
                                                    $ (2,907,125)        $ (2,774,334)
                                                    ============         ============
Distributions from Net Realized Gain:
  Class A Shares................................    $        -0-         $   (147,076)
  Class B Shares................................             -0-             (116,190)
  Class C Shares................................             -0-              (17,245)
                                                    ------------         ------------
                                                    $        -0-         $   (280,511)
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           NINE
                                         YEAR ENDED       MONTHS
                                        SEPTEMBER 30       ENDED      YEAR ENDED DECEMBER 31
           CLASS A SHARES              ---------------   SEPT. 30,   ------------------------
                                        2000     1999      1998       1997     1996     1995
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.94   $16.22    $15.73     $14.99   $15.05   $13.58
                                       ------   ------    ------     ------   ------   ------
  Net Investment Income..............     .77      .79       .60        .79      .82      .82
  Net Realized and Unrealized
    Gain/Loss........................    (.07)   (1.19)      .51        .79     (.08)    1.48
                                       ------   ------    ------     ------   ------   ------
Total from Investment Operations.....     .70     (.40)     1.11       1.58      .74     2.30
                                       ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .73      .79       .60        .80      .80      .83
  Distributions from Net Realized
    Gain.............................     -0-      .09       .02        .04      -0-      -0-
                                       ------   ------    ------     ------   ------   ------
Total Distributions..................     .73      .88       .62        .84      .80      .83
                                       ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.91   $14.94    $16.22     $15.73   $14.99   $15.05
                                       ======   ======    ======     ======   ======   ======

Total Return* (a)....................   4.91%   -2.61%     7.11%**   10.92%    5.14%   17.33%
Net Assets at End of the Period (In
  millions)..........................  $ 29.0   $ 36.6    $ 25.0     $ 18.0   $  7.7   $  5.4
Ratio of Expenses to Average Net
  Assets*............................    .61%     .33%      .39%       .64%     .31%     .21%
Ratio of Net Investment Income to
  Average Net Assets*................   5.26%    5.03%     5.01%      5.16%    5.56%    5.63%
Portfolio Turnover...................     58%      67%       53%**      60%     126%      51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   1.32%    1.23%     1.43%      1.47%    1.82%    2.10%
Ratio of Net Investment Income to
  Average Net Assets.................   4.56%    4.13%     3.97%      4.33%    4.04%    3.74%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           NINE
                                         YEAR ENDED       MONTHS
                                        SEPTEMBER 30       ENDED      YEAR ENDED DECEMBER 31
           CLASS B SHARES              ---------------   SEPT. 30,   ------------------------
                                        2000     1999      1998       1997     1996     1995
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.92   $16.21    $15.73     $14.99   $15.05   $13.58
                                       ------   ------    ------     ------   ------   ------
  Net Investment Income..............     .66      .68       .51        .69      .70      .71
  Net Realized and Unrealized
    Gain/Loss........................    (.06)   (1.20)      .51        .78     (.07)    1.48
                                       ------   ------    ------     ------   ------   ------
Total from Investment Operations.....     .60     (.52)     1.02       1.47      .63     2.19
                                       ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .62      .68       .52        .69      .69      .72
  Distributions from Net Realized
    Gain.............................     -0-      .09       .02        .04      -0-      -0-
                                       ------   ------    ------     ------   ------   ------
Total Distributions..................     .62      .77       .54        .73      .69      .72
                                       ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.90   $14.92    $16.21     $15.73   $14.99   $15.05
                                       ======   ======    ======     ======   ======   ======

Total Return* (a)....................   4.17%   -3.34%     6.58%**   10.07%    4.37%   16.47%
Net Assets at End of the Period (In
  millions)..........................  $ 28.8   $ 28.2    $ 19.0     $ 13.1   $ 10.1   $  9.7
Ratio of Expenses to Average Net
  Assets*............................   1.36%    1.08%     1.14%      1.36%    1.07%     .93%
Ratio of Net Investment Income to
  Average Net Assets*................   4.51%    4.27%     4.26%      4.49%    4.79%    4.93%
Portfolio Turnover...................     58%      67%       53%**      60%     126%      51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   2.07%    1.98%     2.19%      2.18%    2.60%    2.82%
Ratio of Net Investment Income to
  Average Net Assets.................   3.81%    3.37%     3.21%      3.67%    3.26%    3.04%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           NINE
                                         YEAR ENDED       MONTHS
                                        SEPTEMBER 30       ENDED      YEAR ENDED DECEMBER 31
           CLASS C SHARES              ---------------   SEPT. 30,   ------------------------
                                        2000     1999      1998       1997     1996     1995
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................  $14.92   $16.20    $15.73     $14.99   $15.04   $13.58
                                       ------   ------    ------     ------   ------   ------
  Net Investment Income..............     .68      .68       .51        .68      .70      .71
  Net Realized and Unrealized
    Gain/Loss........................    (.07)   (1.19)      .50        .79     (.06)    1.47
                                       ------   ------    ------     ------   ------   ------
Total from Investment Operations.....     .61     (.51)     1.01       1.47      .64     2.18
                                       ------   ------    ------     ------   ------   ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .62      .68       .52        .69      .69      .72
  Distributions from Net Realized
    Gain.............................     -0-      .09       .02        .04      -0-      -0-
                                       ------   ------    ------     ------   ------   ------
Total Distributions..................     .62      .77       .54        .73      .69      .72
                                       ------   ------    ------     ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...  $14.91   $14.92    $16.20     $15.73   $14.99   $15.04
                                       ======   ======    ======     ======   ======   ======

Total Return* (a)....................   4.24%   -3.28%     6.51%**   10.07%    4.44%   16.39%
Net Assets at End of the Period (In
  millions)..........................  $  4.6   $  5.1    $  3.1     $  1.0   $   .4   $   .4
Ratio of Expenses to Average Net
  Assets*............................   1.36%    1.08%     1.14%      1.41%    1.08%     .98%
Ratio of Net Investment Income to
  Average Net Assets*................   4.52%    4.28%     4.22%      4.37%    4.78%    4.81%
Portfolio Turnover...................     58%      67%       53%**      60%     126%      51%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................   2.07%    1.98%     2.18%      2.23%    2.61%    2.86%
Ratio of Net Investment Income to
  Average Net Assets.................   3.81%    3.38%     3.17%      3.55%    3.25%    2.93%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $912,578 which expires September 30, 2008. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and the deferral of losses related to wash sale transactions.

    At September 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $64,255,381; the aggregate gross unrealized appreciation is $1,470,318 and the aggregate gross unrealized depreciation is $1,018,525, resulting in net unrealized appreciation on long- and short-term investments of $451,793.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $25,933 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

F. EXPENSE REDUCTIONS During the year ended September 30, 2000, the Fund's custody fee was reduced by $1,911 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $500 million..........................................   .60 of 1%
Over $500 million...........................................   .50 of 1%

    For the year ended September 30, 2000, the Adviser voluntarily waived $378,581 of its investment advisory fee and assumed $67,713 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $4,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the year ended September 30, 2000, the Fund recognized expenses of approximately $38,800 representing Van Kampen's cost of providing accounting and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2000, the Fund recognized expenses of approximately $27,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

3. CAPITAL TRANSACTIONS

At September 30, 2000, capital aggregated $30,297,930, $29,317,979, and
$4,885,104 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     441,969    $  6,454,775
  Class B.................................................     463,481       6,776,777
  Class C.................................................      59,464         873,656
                                                            ----------    ------------
Total Sales...............................................     964,914    $ 14,105,208
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      76,519    $  1,118,570
  Class B.................................................      47,021         687,193
  Class C.................................................      10,041         146,670
                                                            ----------    ------------
Total Dividend Reinvestment...............................     133,581    $  1,952,433
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,026,835)   $(15,010,842)
  Class B.................................................    (465,344)     (6,811,266)
  Class C.................................................    (104,564)     (1,522,970)
                                                            ----------    ------------
Total Repurchases.........................................  (1,596,743)   $(23,345,078)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

    At September 30, 1999, capital aggregated $37,735,427, $28,665,275 and $5,387,748 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A.................................................  1,174,020    $ 18,522,207
  Class B.................................................    984,624      15,451,431
  Class C.................................................    195,063       3,058,079
                                                            ---------    ------------
Total Sales...............................................  2,353,707    $ 37,031,717
                                                            =========    ============
Dividend Reinvestment:
  Class A.................................................     82,755    $  1,297,421
  Class B.................................................     39,877         624,335
  Class C.................................................      8,638         135,104
                                                            ---------    ------------
Total Dividend Reinvestment...............................    131,270       2,056,860
                                                            =========    ============
Repurchases:
  Class A.................................................   (347,401)   $ (5,425,572)
  Class B.................................................   (302,183)     (4,719,677)
  Class C.................................................    (53,303)       (825,717)
                                                            ---------    ------------
Total Repurchases.........................................   (702,887)   $(10,970,966)
                                                            =========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2000 and 1999, 13,791 and -0-Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First.......................................................  4.00%              1.00%
Second......................................................  3.75%               None
Third.......................................................  3.50%               None
Fourth......................................................  2.50%               None
Fifth.......................................................  1.50%               None
Sixth.......................................................  1.00%               None
Seventh and Thereafter......................................   None               None

    For the year ended September 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $13,800 and CDSC on redeemed shares of approximately $97,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,801,982 and $47,773,244, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 2000, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 1999...........................     -0-
Futures Opened..............................................     180
Futures Closed..............................................    (180)
                                                                ----
Outstanding at September 30, 2000...........................     -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 2000, are payments retained by Van Kampen of approximately $231,900.

7. BORROWINGS

In accordance with its investment policies, the fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2000

rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund had no borrowings on September 30, 2000. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen New York Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen New York Tax Free Income Fund (the "Fund"), as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended September 30, 1999, and the financial highlights for each of the five years in the period then ended were audited by other auditors whose report dated November 11, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2000, and the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

SIG

Chicago, Illinois
November 8, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For the year ended September 30, 2000, 100% of the income distributions made by the Fund were exempt from federal income taxes. In January, 2001, the Fund will provide tax information to the shareholders for the 2000 calendar year.

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. KPMG LLP ceased being the Fund's independent auditors effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment advisor.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After March 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.